UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10487

Hotchkis & Wiley Funds
(Exact name of registrant as specified in charter)

601 South Figueroa Street, 39th Floor

Los Angeles, California 90017-5704
(Address of principal executive offices) (Zip code)

Anna Marie Lopez

Hotchkis & Wiley Capital Management, LLC

601 South Figueroa Street, 39th Floor

Los Angeles, California 90017-5704

(Name and address of agent for service)

Copies to:

Maureen A. Miller, Esq.

Joseph M. Mannon, Esq.

Vedder Price P.C.

222 North LaSalle Street, 26th Floor

Chicago, Illinois 60601

(Counsel for the registrant)

(213) 430-1000

Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2021

Date of reporting period: June 30, 2021

Item 1. Reports to Stockholders.

Hotchkis & Wiley Funds

Annual Report

JUNE 30, 2021

DIVERSIFIED VALUE FUND

LARGE CAP VALUE FUND

MID-CAP VALUE FUND

SMALL CAP VALUE FUND

SMALL CAP DIVERSIFIED VALUE FUND

GLOBAL VALUE FUND

INTERNATIONAL VALUE FUND

INTERNATIONAL SMALL CAP DIVERSIFIED VALUE FUND

VALUE OPPORTUNITIES FUND

HIGH YIELD FUND

TABLE OF CONTENTS

SHAREHOLDER LETTER	1
FUND INFORMATION	4
FUND PERFORMANCE DATA	6
SCHEDULE OF INVESTMENTS:
DIVERSIFIED VALUE FUND	16
LARGE CAP VALUE FUND	18
MID-CAP VALUE FUND	20
SMALL CAP VALUE FUND	22
SMALL CAP DIVERSIFIED VALUE FUND	25
GLOBAL VALUE FUND	32
INTERNATIONAL VALUE FUND	34
INTERNATIONAL SMALL CAP DIVERSIFIED VALUE FUND	36
VALUE OPPORTUNITIES FUND	42
HIGH YIELD FUND	45
STATEMENTS OF ASSETS & LIABILITIES	52
STATEMENTS OF OPERATIONS	54
STATEMENTS OF CHANGES IN NET ASSETS	56
FINANCIAL HIGHLIGHTS	61
NOTES TO THE FINANCIAL STATEMENTS	66
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	81
FUND EXPENSE EXAMPLES	82
BOARD CONSIDERATIONS IN APPROVING CONTINUATION OF INVESTMENT ADVISORY AGREEMENTS	84
STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM	86
MANAGEMENT	87
INFORMATION ABOUT THE FUNDS	BACK COVER

DEAR SHAREHOLDER:

The following investment review and shareholder report relates to the activities of the Hotchkis & Wiley Funds for the twelve months ended June 30, 2021.

OVERVIEW

In the twelve-month period ended June 30, 2021, the S&P 500® Index returned +41%, the MSCI World Index returned +39%, and the ICE BofAML U.S. High Yield Index (high yield market) returned +16%. While the threat of new COVID variants persists, vaccination levels increased and new cases slowed in most developed regions. Consequently, governments continued to ease closures/restrictions, accelerating economic activity around the globe. Manufacturing and labor markets showed signs of improvement, highlighting the potential for tight supply conditions. Consumer prices in the U.S. rose at the fastest level in years. Crude oil prices reached the highest level in more than two years. Corporate earnings continued to show strength, handily surpassing consensus expectations throughout the period.

The MSCI World Growth Index outperformed the MSCI World Value Index by a slight margin over the full period (+40% vs. +38%) but global value has outperformed over the past 9 months. In the U.S. equity market, value had a slight edge over growth in the twelve-month period, and a considerable edge over the past nine months. Nearly all prolonged value-led markets contain stints when growth outperforms value, including the most recent calendar quarter. In perhaps the strongest value rally ever, for example, the MSCI World Value Index outperformed the MSCI World Growth Index by 78 percentage points from March 2000 through December 2006. However, growth outperformed value in more than one-third of those months (31 out of 82 months). While we believe value is poised to outperform, we expect intermittent periods of growth outperformance. The reason we believe value should do well going forward is because value spreads are much wider than average. So too is the spread between the equity funds and their respective value benchmarks, which means the spread between the funds and either the core or growth indices is extreme. We believe this bodes well going forward as value relationships normalize. We continue to focus on companies trading at large discounts to intrinsic value but that have strong balance sheets, quality businesses, and employ appropriate corporate governance — a combination that we believe should continue to benefit investors in our equity funds.

The high yield market's rise has resulted in reduced yields and tightened spreads — both to levels considerably lower/tighter than historical averages. While these relatively rich valuations leave less room to absorb negative shocks, the low yields/spreads are supported by healthy fundamentals. Defaults/distressed exchange activity over the first six months of 2021 was the high yield market's lightest in a decade. The trailing twelve-month par-weighted default rate, including distressed exchanges, ended the period at less than 1.9%. Defaults in calendar year 2020 represented $140 billion in par value (includes bonds, loans, and distressed exchanges). Year-to-date 2021, this figure is $8.5 billion. The trailing twelve-month upgrade/downgrade ratio is 1.34 to 1, which is the highest level in nearly 7 years; the trailing six-month ratio is more than 2 to 1. We continue to focus on well-capitalized credits, with a penchant for the often overlooked small and mid-cap segment of the market. This results in a yield/spread advantage relative to the benchmark, and because we generally focus on the senior part of the capital structure, it can be attained without assuming undue risk. We believe this combination should continue to benefit investors in our High Yield Fund.

HOTCHKIS & WILEY DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of 67.14% for the one year ended June 30, 2021 compared to the Russell 1000® Value Index return of 43.68%.

Stock selection, which was positive in all but 2 of the 11 GICS® sectors, drove most of the outperformance. Positive stock selection in industrials, consumer discretionary, and communication services led the way. The overweight position in financials and underweight position in consumer staples also helped performance. The overweight position in information technology and underweight position in materials were modest detractors. The largest positive contributors to relative performance in the twelve-month period were General Electric, General Motors, Marathon Oil, FedEx, and Wells Fargo; the largest detractors were GlaxoSmithKline, PPL, Vodafone, Unilever, and Sanofi.

HOTCHKIS & WILEY LARGE CAP VALUE FUND

The Fund's Class I shares had a total return of 64.20% for the one year ended June 30, 2021 compared to the Russell 1000® Value Index return of 43.68%.

Stock selection was decidedly positive, and broadly so. It was positive in 9 of the 11 GICS® sectors. It was most positive in industrials, consumer discretionary, and information technology. The overweight allocation to financials and underweight allocation to consumer staples also benefited performance. The overweight position in information technology and underweight position in materials were modest detractors. The largest positive contributors to relative performance in the twelve-month period were General Electric, General Motors, Marathon Oil, FedEx, and Magna International; the largest detractors were GlaxoSmithKline, PPL, Vodafone, F5 Networks, and Unilever.

HOTCHKIS & WILEY MID-CAP VALUE FUND

The Fund's Class I shares had a total return of 93.96% for the one year ended June 30, 2021 compared to the Russell Midcap® Value Index return of 53.06%.

Stock selection was broadly positive (negative in just one sector, health care) contributing the majority of the period's outperformance. Positive stock selection in consumer discretionary, industrials, and financials were the largest contributors. The overweight position in energy, the index's second-best performing sector after materials, also helped. The underweight exposure to materials and stock selection in health care detracted from performance. The largest positive contributors to relative performance in the twelve-month period were Royal Mail, Bed Bath & Beyond, CIT Group, Popular, and Adient; the largest detractors were Vistra, Centene, NRG Energy, Equitrans Midstream, and Allison Transmission.

HOTCHKIS & WILEY SMALL CAP VALUE FUND

The Fund's Class I shares had a total return of 80.88% for the one year ended June 30, 2021 compared to the Russell 2000® Value Index return of 73.28%.

Positive stock selection drove most of the outperformance, with financials the most meaningful contributor. Positive stock selection in industrials, real estate, and utilities also helped relative performance, along with the overweight exposure to energy and underweight exposure to real estate. The lack of exposure to materials, and the underweight exposure to consumer discretionary hurt relative performance. Stock selection in information technology, energy, and health care were also detractors. The largest positive contributors to relative performance in the twelve-month period were Range Resources, Evercore, MDC Partners, SLM Corp., and Popular; the largest detractors were Triple-S Management, Equitrans Midstream, Global Indemnity, Euronet Worldwide, and Allison Transmission. Not owning Reddit-fueled stocks AMC Entertainment and GameStop were also large detractors, as the two stocks returned more than +1000% and +4000%, respectively.

HOTCHKIS & WILEY SMALL CAP DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of 79.26% for the one year ended June 30, 2021 compared to the Russell 2000® Value Index return of 73.28%.

Positive stock selection in financials was the largest positive contributor, by far. The overweight exposure to energy and underweight exposure to real estate also helped relative returns. The Fund's outsized exposure to stocks with market caps below $1 billion also helped. Stock selection in information technology, along with the overweight allocation to financials and underweight allocation to materials detracted from performance. The Fund did not own AMC Entertainment (up more than +1000%) or GameStop (up more than +4000%), which hurt performance as these became meaningful weights in the index.

HOTCHKIS & WILEY GLOBAL VALUE FUND

The Fund's Class I shares had a total return of 63.58% for the one year ended June 30, 2021 compared to the MSCI World Index return of 39.04%.

Stock selection was positive in every sector in which the Fund was invested, which drove most of the outperformance. It was especially positive in industrials, financials, and consumer discretionary. The overweight exposure to financials and underweight exposure to health care also helped. The underweight allocation to consumer discretionary, information technology, and communication services were modest detractors. The largest positive contributors to relative performance in the twelve-month period were General Electric, Royal Mail, Wells Fargo, News Corp., and Magna International; the largest detractors were F5 Networks, GlaxoSmithKline, Tokio Marine, Credit Suisse, and Vodafone.

HOTCHKIS & WILEY INTERNATIONAL VALUE FUND

The Fund's Class I shares had a total return of 55.37% for the one year ended June 30, 2021 compared to the MSCI World ex-USA Index return of 33.60%.

Stock selection, which was only negative in 1 of the 11 GICS® sectors, drove nearly all the outperformance in the period. It was most positive in industrials, energy, financials, and information technology. Stock selection in communication services, along with the underweight exposure to consumer discretionary and materials were modest performance detractors. The largest positive contributors to relative performance in the twelve-month period were Royal Mail, CNH Industrial, Magna International, Airbus, and ING Groep; the largest detractors were Credit Suisse, Tokio Marine, Henkel, Ezaki Glico, and Vodafone.

HOTCHKIS & WILEY INTERNATIONAL SMALL CAP DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of 51.58% for the one year ended June 30, 2021 compared to the MSCI World ex-USA Small Cap Index return of 42.28%.

Stock selection drove nearly all the outperformance; it was positive in 9 of the 11 GICS® sectors in the period. Positive stock selection in financials, information technology, and consumer discretionary were the largest positive contributors. Stock selection in utilities and real estate were modest detractors.

HOTCHKIS & WILEY VALUE OPPORTUNITIES FUND

The Fund's Class I shares had a total return of 69.77% for the one year ended June 30, 2021 compared to the Russell 3000® Value Index return of 45.40%.

Security selection drove most of the outperformance — it was positive in all but one sector in which the Fund was invested (consumer discretionary). Security selection in industrials, communication services, and financials were particularly positive, along with the underweight exposure to utilities, consumer staples, and health care. The underweight exposure to and security selection in consumer discretionary, along with the overweight exposure to information technology detracted from performance. The largest positive contributors to relative performance in the twelve-month period were Royal Mail, General Electric, News Corp., Range Resources, and AMERCO; the largest detractors were F5 Networks, Tesla put options, Triple-S Management, Microsoft, and ASNA bonds.

HOTCHKIS & WILEY HIGH YIELD FUND

The Fund's Class I shares had a total return of 19.32% for the one year ended June 30, 2021 compared to the ICE BofAML BB-B U.S. High Yield Constrained Index return of 13.44%.

Positive credit selection drove most of the outperformance in the period. Credit selection in energy, basic industry, capital goods, media, and health care were most positive. The underweight exposure to telecommunications and overweight exposure to transportation also helped relative returns. The outsized exposure to small/mid-cap credits also helped as smaller credits outperformed larger credits. Credit selection in transportation detracted from performance — other detractors were negligible in magnitude.

CONCLUSION

We appreciate your continued support of the Hotchkis & Wiley Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Anna Marie Lopez President	George Davis Fund Manager	Scott McBride Fund Manager

Patty McKenna Fund Manager	James Miles Fund Manager	Stan Majcher Fund Manager

David Green Fund Manager	Judd Peters Fund Manager	Ray Kennedy Fund Manager

Mark Hudoff Fund Manager	Patrick Meegan Fund Manager	Scott Rosenthal Fund Manager

Richard Mak Fund Manager	Ryan Thomes Fund Manager	Hunter Doble Fund Manager

Fund Information

ABOUT FUND PERFORMANCE

The Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, Value Opportunities Fund and High Yield Fund have four authorized classes of shares (Class I, Class A, Class C and Class Z). The International Small Cap Diversified Value Fund has three authorized classes of shares (Class I, Class A and Class Z). Each share class has its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Currently, the International Value Fund and International Small Cap Diversified Value Fund are not offering Class A shares to investors; the Small Cap Diversified Value Fund, Global Value Fund and International Value Fund are not offering Class C shares to investors; and the Diversified Value Fund, Global Value Fund, International Value Fund and International Small Cap Diversified Value Fund are not offering Class Z shares to investors.

Class I shares have no initial sales charge and bear no ongoing distribution and service fees under a 12b-1 plan. Class I shares are available only to eligible investors.

Class A shares incur a maximum initial sales charge of 5.25% for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, International Small Cap Diversified Value Fund and Value Opportunities Fund and 3.75% for the High Yield Fund and an annual distribution and service fee of 0.25%.

Class C shares are subject to an annual distribution and service fee of 1.00%. In addition, Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase. Class C shares automatically convert to Class A shares approximately eight years after purchase and will then be subject to lower annual distribution and service fees.

Class Z shares have no initial sales charge and bear no ongoing distribution and service fees under a 12b-1 plan. Class Z shares are available only to eligible investors (provided that no compensation, administrative payments, sub-transfer agency payments and service payments are required).

FUND RISKS

Mutual fund investing involves risk; loss of principal is possible. The Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, International Small Cap Diversified Value Fund and Value Opportunities Fund invest in small- and mid-capitalization companies which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Value Opportunities Fund is a non-diversified fund which involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a non-diversified fund. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Value Opportunities Fund and High Yield Fund invest in debt securities that decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Value Opportunities Fund and High Yield Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Value Opportunities Fund and High Yield Fund may utilize derivative instruments, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks. Depending upon the characteristics of particular derivatives, they can suddenly become illiquid. Investments by the High Yield Fund in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, extension risk, prepayment risk, and default risk, as well as increased susceptibility to adverse economic developments. The Funds may invest in foreign securities, including developed and emerging markets, which involve greater volatility and political, economic, and currency risks.

MARKET INDEXES

The following are definitions for indexes used in the shareholder letter and the fund performance data on the following pages. These indexes are unmanaged and include the reinvestment of dividends, but do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds' portfolios. The Funds' value disciplines may prevent or restrict investments in securities included in the benchmark indexes. It is not possible to invest directly in an index. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indexes may portray different comparative performance.

S&P 500® Index, a capital weighted, unmanaged index, represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Russell 1000® Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index, an unmanaged index, is comprised of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index measures the performance of those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.

MSCI World Index is a free float-adjusted weighted index capturing large and mid cap representation across 23 Developed Markets (DM) countries.

Fund Information

MSCI World Growth Index is the growth investment style of the MSCI World Index. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

MSCI World Value Index is the value investment style of the MSCI World Index. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

MSCI World ex-USA Index is a free float-adjusted weighted index capturing large and mid cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States.

MSCI World ex-USA Small Cap Index is a free float-adjusted weighted index capturing small cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States.

ICE BofAML BB-B U.S. High Yield Constrained Index contains all securities in the ICE BofAML U.S. High Yield Index rated BB+ through B- by S&P (or equivalent as rated by Moody's or Fitch), but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

ICE BofAML U.S. High Yield Index tracks the performance of below investment grade, but not in default, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody's and S&P.

DISCLOSURE

Past performance does not guarantee future results.

The shareholder letter reflects opinions of Fund managers as of June 30, 2021. They are subject to change and any forecasts made cannot be guaranteed. The Funds might not continue to hold any securities mentioned and have no obligation to disclose purchases or sales in these securities. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings for June 30, 2021. Indexes do not incur expenses or sales loads and are not available for investment.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company.

The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. Each stock that is classified will have a coding at all four of these levels.

Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform other asset types during a given period.

Each type of asset class or investment product has a different risk-return profile, which should be considered when investing. All investments contain risk and may lose value.

Basis point (bp) is a unit equal to 1/100th of 1% (0.01%) and is used to denote the change in a financial instrument.

Market capitalization of a company is calculated by multiplying the number of outstanding shares by the current market price of a share.

Yield-to-worst is the lowest possible yield from owning a bond considering all potential call dates prior to maturity.

Market Disruption: The recent global coronavirus pandemic (COVID-19) has caused and continues to cause disruption in the global economy, unprecedented business and travel disruption and extreme fluctuations in global capital and financial markets. Hotchkis & Wiley Capital Management, LLC (the "Advisor") is unable to predict the consequences of the upheaval caused by COVID-19, which, depending on the severity and the length of the outbreak, has the potential to negatively impact the Advisor's investment strategies and reduce available investment opportunities.

Credit Quality weights by rating were derived from the highest bond rating as determined by S&P, Moody's or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody's and Fitch. These firms evaluate a bond issuer's financial strength, or its ability to pay a bond's principal and interest in a timely fashion. Ratings are expressed as letters ranging from 'AAA', which is the highest grade, to 'D', which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

During the year ended June 30, 2021, the Value Opportunities Fund held futures contracts and purchased put options, which resulted in realized losses and unrealized gains.

Fund Performance Data

DIVERSIFIED VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2021	1 Year	5 Years	10 Years	Since 8/30/04*
Class I
Average annual total return	67.14%	14.63%	11.93%	8.21%
Class A
Average annual total return (with sales charge)	58.00%	13.11%	11.05%	7.60%
Average annual total return (without sales charge)	66.74%	14.35%	11.66%	7.94%
Class C
Average annual total return (with CDSC)	64.57%	13.49%	10.82%	7.15%
Average annual total return (without CDSC)	65.57%	13.49%	10.82%	7.15%
Russell 1000® Value Index††
Average annual total return	43.68%	11.87%	11.61%	8.73%
Russell 1000® Index††
Average annual total return	43.07%	17.99%	14.90%	10.96%

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 1000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I, Class A and Class C.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2021 is 1.03% for Class I shares, 1.24% for Class A shares and 1.97% for Class C shares, respectively.

Fund Performance Data

LARGE CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2021	1 Year	5 Years	10 Years	Since 6/24/87*
Class I
Average annual total return	64.20%	13.84%	12.14%	9.40%
Class A
Average annual total return (with sales charge)	55.22%	12.33%	11.26%	8.97%
Average annual total return (without sales charge)	63.82%	13.54%	11.86%	9.14%
Class C
Average annual total return (with CDSC)	61.60%	12.73%	11.04%	8.32%
Average annual total return (without CDSC)	62.60%	12.73%	11.04%	8.32%
Class Z
Average annual total return	64.34%	13.89%	12.16%	9.40%
Russell 1000® Value Index††
Average annual total return	43.68%	11.87%	11.61%	10.00%
Russell 1000® Index††
Average annual total return	43.07%	17.99%	14.90%	10.62%

Returns shown for Class A, Class C, and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class A and Class C shares. (Inception dates: Class A — 10/26/01; Class C — 2/4/02; Class Z — 9/30/19.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 1000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I is 6/24/87. Average annual total return for the Russell 1000® Value Index reflects a beginning date of 6/30/87.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2021 is 0.98% for Class I shares, 1.18% for Class A shares, 1.92% for Class C shares and 0.84% for Class Z shares, respectively.

Fund Performance Data

MID-CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2021	1 Year	5 Years	10 Years	Since 1/2/97*
Class I
Average annual total return	93.96%	9.90%	9.68%	11.29%
Class A
Average annual total return (with sales charge)	83.46%	8.47%	8.84%	10.78%
Average annual total return (without sales charge)	93.63%	9.65%	9.42%	11.02%
Class C
Average annual total return (with CDSC)	91.13%	8.82%	8.60%	10.21%
Average annual total return (without CDSC)	92.13%	8.82%	8.60%	10.21%
Class Z
Average annual total return	94.35%	9.96%	9.71%	11.30%
Russell Midcap® Value Index††
Average annual total return	53.06%	11.79%	11.75%	10.66%
Russell Midcap® Index††
Average annual total return	49.80%	15.62%	13.24%	11.03%

Returns shown for Class A, Class C, and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class A and Class C shares. (Inception dates: Class A, Class C — 1/2/01; Class Z — 9/30/19.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell Midcap® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2021 is 1.04% for Class I shares, 1.23% for Class A shares, 2.01% for Class C shares and 0.88% for Class Z shares, respectively.

Fund Performance Data

SMALL CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2021	1 Year	5 Years	10 Years	Since 9/20/85*
Class I
Average annual total return	80.88%	12.48%	10.22%	11.34%
Class A
Average annual total return (with sales charge)	71.09%	11.03%	9.36%	10.92%
Average annual total return (without sales charge)	80.58%	12.23%	9.95%	11.09%
Class C
Average annual total return (with CDSC)	78.25%	11.40%	9.14%	10.28%
Average annual total return (without CDSC)	79.25%	11.40%	9.14%	10.28%
Class Z
Average annual total return	81.23%	12.55%	10.25%	11.35%
Russell 2000® Value Index††
Average annual total return	73.28%	13.62%	10.85%	11.12%
Russell 2000® Index††
Average annual total return	62.03%	16.47%	12.34%	10.39%

Returns shown for Class A, Class C, and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class A and Class C shares. (Inception dates: Class A — 10/6/00; Class C — 2/4/02; Class Z — 9/30/19.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 2000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I is 9/20/85. Average annual total return for the Russell 2000® Value Index reflects a beginning date of 9/30/85.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2021 is 1.07% for Class I shares, 1.25% for Class A shares, 1.99% for Class C shares and 0.87% for Class Z shares, respectively.

Fund Performance Data

SMALL CAP DIVERSIFIED VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2021	1 Year	5 Years	Since 6/30/14*
Class I
Average annual total return	79.26%	14.97%	9.99%
Class A
Average annual total return (with sales charge)	69.77%	13.47%	8.87%
Average annual total return (without sales charge)	79.09%	14.69%	9.71%
Class Z
Average annual total return	79.45%	14.97%	9.99%
Russell 2000® Value Index††
Average annual total return	73.28%	13.62%	9.25%
Russell 2000® Index††
Average annual total return	62.03%	16.47%	11.38%

Returns shown for Class Z shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods. (Inception date: Class Z — 9/30/19.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Average annual total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 2000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I and Class A.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2021 is 0.87% for Class I shares, 1.14% for Class A shares and 0.77% for Class Z shares, respectively.

Fund Performance Data

GLOBAL VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2021	1 Year	5 Years	Since 12/31/12*
Class I
Average annual total return	63.58%	11.74%	9.97%
Class A
Average annual total return (with sales charge)	54.43%	10.27%	9.01%
Average annual total return (without sales charge)	63.05%	11.47%	9.70%
MSCI World Index††
Average annual total return	39.04%	14.83%	12.14%

Returns shown for Class A shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class A — 8/30/13.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Average annual total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in U.S. and non-U.S. companies.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2021 is 1.29% for Class I shares and 1.48% for Class A shares, respectively.

Fund Performance Data

INTERNATIONAL VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2021	1 Year	5 Years	Since 12/31/15*
Class I
Average annual total return	55.37%	8.19%	6.95%
MSCI World ex-USA Index††
Average annual total return	33.60%	10.36%	8.77%

† The Fund invests primarily in non-U.S. companies.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2021 is 5.13% for Class I shares.

Fund Performance Data

INTERNATIONAL SMALL CAP DIVERSIFIED VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Period ended June 30, 2021	Since 6/30/20* (1 Year)
Class I
Average annual total return	51.58%
MSCI World ex-USA Small Cap Index††
Average annual total return	42.28%

† The Fund invests primarily in equity securities of non-U.S. companies with market capitalizations similar to the MSCI World ex-USA Small Cap Index.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2021 is 4.27% for Class I shares.

Fund Performance Data

VALUE OPPORTUNITIES FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2021	1 Year	5 Years	10 Years	Since 12/31/02*
Class I
Average annual total return	69.77%	15.67%	12.62%	12.81%
Class A
Average annual total return (with sales charge)	60.32%	14.14%	11.73%	12.25%
Average annual total return (without sales charge)	69.24%	15.37%	12.34%	12.57%
Class C
Average annual total return (with CDSC)	67.05%	14.53%	11.51%	11.72%
Average annual total return (without CDSC)	68.05%	14.53%	11.51%	11.72%
Class Z
Average annual total return	69.86%	15.70%	12.64%	12.82%
Russell 3000® Value Index††
Average annual total return	45.40%	11.99%	11.54%	9.71%
Russell 3000® Index††
Average annual total return	44.16%	17.89%	14.70%	11.48%

Returns shown for Class C and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class C shares. (Inception dates: Class C — 8/28/03; Class Z — 9/30/19.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charge. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in securities of companies with strong capital appreciation potential.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I and Class A.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2021 is 0.94% for Class I shares, 1.24% for Class A shares, 1.93% for Class C shares and 0.87% for Class Z shares, respectively.

Fund Performance Data

HIGH YIELD FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2021	1 Year	5 Years	10 Years	Since 3/31/09*
Class I
Average annual total return	19.32%	6.17%	5.80%	9.11%
Class A
Average annual total return (with sales charge)	14.63%	5.05%	5.10%	8.42%
Average annual total return (without sales charge)	19.09%	5.86%	5.50%	8.76%
Class C
Average annual total return (with CDSC)	17.20%	5.12%	4.74%	8.02%
Average annual total return (without CDSC)	18.20%	5.12%	4.74%	8.02%
Class Z
Average annual total return	19.44%	6.23%	5.83%	9.13%
ICE BofAML BB-B U.S. High Yield Constrained Index††
Average annual total return	13.44%	6.99%	6.43%	9.57%

Returns shown for Class A, Class C, and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class A and Class C shares. (Inception dates: Class A — 5/29/09; Class C — 12/31/12; Class Z — 3/29/18.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 3.75%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in high yield securities.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2021 is 0.75% for Class I shares, 0.97% for Class A shares, 1.71% for Class C shares and 0.65% for Class Z shares, respectively.

Schedule of Investments — June 30, 2021

Hotchkis & Wiley Diversified Value Fund

Largest Equity Holdings	Percent of net assets
Wells Fargo & Company	4.70%
American International Group, Inc.	4.68%
Citigroup, Inc.	4.47%
General Electric Company	4.36%
Anthem, Inc.	3.05%
Microsoft Corp.	2.74%
General Motors Company	2.55%
Marathon Oil Corp.	2.51%
Alphabet, Inc.	2.09%
Magna International, Inc.	2.07%
COMMON STOCKS — 96.87%	Shares Held	Value
COMMUNICATION SERVICES — 9.36% Interactive Media & Services — 2.09%
Alphabet, Inc. (a)	930	$2,270,865
Media — 5.74%
Comcast Corp.	23,700	1,351,374
Discovery, Inc. (a)	75,000	2,173,500
The Interpublic Group of Companies, Inc.	17,800	578,322
News Corp.	62,000	1,597,740
Omnicom Group, Inc.	6,800	543,932
		6,244,868
Wireless Telecommunication Services — 1.53%
Vodafone Group PLC — ADR	97,163	1,664,402
TOTAL COMMUNICATION SERVICES		10,180,135
CONSUMER DISCRETIONARY — 6.61% Auto Components — 2.87%
Adient PLC (a)	8,974	405,625
The Goodyear Tire & Rubber Company (a)	27,300	468,195
Magna International, Inc.	24,300	2,251,152
		3,124,972
Automobiles — 3.03%
General Motors Company (a)	46,900	2,775,073
Harley-Davidson, Inc.	11,400	522,348
		3,297,421
Hotels, Restaurants & Leisure — 0.71%
Booking Holdings, Inc. (a)	350	765,831
TOTAL CONSUMER DISCRETIONARY		7,188,224
CONSUMER STAPLES — 2.56% Food Products — 0.90%
Mondelez International, Inc.	15,600	974,064
Personal Products — 1.66%
Unilever PLC — ADR	30,900	1,807,650
TOTAL CONSUMER STAPLES		2,781,714
	Shares Held	Value
ENERGY — 12.91% Energy Equipment & Services — 3.50%
Baker Hughes Company	27,400	$626,638
Halliburton Company	52,600	1,216,112
NOV, Inc. (a)	77,700	1,190,364
Schlumberger NV	24,100	771,441
		3,804,555
Oil, Gas & Consumable Fuels — 9.41%
APA Corp.	101,400	2,193,282
Hess Corp.	23,900	2,086,948
Marathon Oil Corp.	200,800	2,734,896
Marathon Petroleum Corp.	13,622	823,041
Murphy Oil Corp.	20,000	465,600
Royal Dutch Shell PLC — ADR	47,962	1,937,665
		10,241,432
TOTAL ENERGY		14,045,987
FINANCIALS — 27.43% Banks — 12.36%
Bank of America Corp.	45,722	1,885,118
CIT Group, Inc.	15,800	815,122
Citigroup, Inc.	68,674	4,858,685
Citizens Financial Group, Inc.	16,800	770,616
Wells Fargo & Company	112,834	5,110,252
		13,439,793
Capital Markets — 5.39%
The Bank of New York Mellon Corp.	32,800	1,680,344
Credit Suisse Group AG — ADR	103,200	1,082,568
The Goldman Sachs Group, Inc.	5,400	2,049,462
State Street Corp.	12,800	1,053,184
		5,865,558
Consumer Finance — 0.52%
Discover Financial Services	4,800	567,792

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2021

Hotchkis & Wiley Diversified Value Fund

	Shares Held	Value
Diversified Financial Services — 1.88%
Berkshire Hathaway, Inc. (a)	5,690	$1,581,365
Equitable Holdings, Inc.	15,100	459,795
		2,041,160
Insurance — 7.28%
American International Group, Inc.	107,000	5,093,200
The Hartford Financial Services Group, Inc.	18,300	1,134,051
The Travelers Companies, Inc.	11,300	1,691,723
		7,918,974
TOTAL FINANCIALS		29,833,277
HEALTH CARE — 12.12% Health Care Equipment & Supplies — 2.20%
Boston Scientific Corp. (a)	12,500	534,500
Medtronic PLC	9,882	1,226,653
Zimmer Biomet Holdings, Inc.	3,900	627,198
		2,388,351
Health Care Providers & Services — 7.23%
Anthem, Inc.	8,700	3,321,660
Centene Corp. (a)	18,900	1,378,377
CVS Health Corp.	12,400	1,034,656
HCA Healthcare, Inc.	2,600	537,524
Humana, Inc.	1,800	796,896
UnitedHealth Group, Inc.	2,000	800,880
		7,869,993
Pharmaceuticals — 2.69%
Bristol-Myers Squibb Company	10,300	688,246
GlaxoSmithKline PLC — ADR	33,500	1,333,970
Sanofi — ADR	17,100	900,486
		2,922,702
TOTAL HEALTH CARE		13,181,046
INDUSTRIALS — 11.39% Aerospace & Defense — 0.98%
Raytheon Technologies Corp.	12,500	1,066,375
Air Freight & Logistics — 1.67%
FedEx Corp.	6,100	1,819,813
Construction & Engineering — 0.20%
Fluor Corp. (a)	12,200	215,940
Industrial Conglomerates — 4.36%
General Electric Company	352,200	4,740,612
Machinery — 4.18%
CNH Industrial NV	125,200	2,093,344
Cummins, Inc.	5,800	1,414,098
PACCAR, Inc.	11,700	1,044,225
		4,551,667
TOTAL INDUSTRIALS		12,394,407
	Shares Held	Value
INFORMATION TECHNOLOGY — 11.27% Communications Equipment — 2.74%
F5 Networks, Inc. (a)	9,800	$1,829,268
Telefonaktiebolaget LM Ericsson — ADR	91,000	1,144,780
		2,974,048
Electronic Equipment, Instruments & Components — 2.52%
Corning, Inc.	35,800	1,464,220
TE Connectivity Ltd.	9,400	1,270,974
		2,735,194
Semiconductors & Semiconductor Equipment — 0.42%
Texas Instruments, Inc.	2,400	461,520
Software — 4.55%
Microsoft Corp.	11,000	2,979,900
Oracle Corp.	25,300	1,969,352
		4,949,252
Technology Hardware, Storage & Peripherals — 1.04%
Hewlett Packard Enterprise Company	77,900	1,135,782
TOTAL INFORMATION TECHNOLOGY		12,255,796
MATERIALS — 0.83% Containers & Packaging — 0.83%
International Paper Company	14,700	901,257
TOTAL MATERIALS		901,257
UTILITIES — 2.39% Electric Utilities — 2.39%
PPL Corp.	74,900	2,094,953
The Southern Company	8,300	502,233
TOTAL UTILITIES		2,597,186
Total common stocks (Cost $86,879,448)		105,359,029
Total long-term investments (Cost $86,879,448)		105,359,029
SHORT-TERM INVESTMENTS — 3.18%	Principal Amount
Time Deposits — 3.18%
Skandinaviska Enskilda Banken, 0.01%, 07/01/2021*	$3,462,535	3,462,535
Total short-term investments (Cost $3,462,535)		3,462,535
Total investments — 100.05% (Cost $90,341,983)		108,821,564
Liabilities in excess of other assets — (0.05)%		(55,555)
Net assets — 100.00%		$108,766,009

(a) — Non-income producing security.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2021

Hotchkis & Wiley Large Cap Value Fund

Largest Equity Holdings	Percent of net assets
Wells Fargo & Company	5.14%
American International Group, Inc.	4.80%
Citigroup, Inc.	4.63%
General Electric Company	4.53%
Anthem, Inc.	3.70%
General Motors Company	3.20%
Marathon Oil Corp.	2.67%
Magna International, Inc.	2.54%
Microsoft Corp.	2.41%
The Goldman Sachs Group, Inc.	2.31%
COMMON STOCKS — 99.80%	Shares Held	Value
COMMUNICATION SERVICES — 5.31% Media — 3.74%
Comcast Corp.	141,100	$8,045,522
Discovery, Inc. (a)	319,800	9,267,804
		17,313,326
Wireless Telecommunication Services — 1.57%
Vodafone Group PLC — ADR	424,744	7,275,865
TOTAL COMMUNICATION SERVICES		24,589,191
CONSUMER DISCRETIONARY — 7.45% Auto Components — 2.97%
Adient PLC (a)	43,691	1,974,833
Magna International, Inc.	126,800	11,746,752
		13,721,585
Automobiles — 3.72%
General Motors Company (a)	250,600	14,828,002
Harley-Davidson, Inc.	52,600	2,410,132
		17,238,134
Hotels, Restaurants & Leisure — 0.76%
Booking Holdings, Inc. (a)	1,600	3,500,944
TOTAL CONSUMER DISCRETIONARY		34,460,663
CONSUMER STAPLES — 2.78% Food Products — 0.99%
Mondelez International, Inc.	73,100	4,564,364
Personal Products — 1.79%
Unilever PLC — ADR	141,600	8,283,600
TOTAL CONSUMER STAPLES		12,847,964
ENERGY — 13.59% Energy Equipment & Services — 3.55%
Baker Hughes Company	106,600	2,437,942
Halliburton Company	141,200	3,264,544
NOV, Inc. (a)	441,100	6,757,652
Schlumberger NV	124,200	3,975,642
		16,435,780
	Shares Held	Value
Oil, Gas & Consumable Fuels — 10.04%
APA Corp.	441,100	$9,540,993
Hess Corp.	118,300	10,329,956
Marathon Oil Corp.	905,700	12,335,634
Marathon Petroleum Corp.	59,093	3,570,399
Murphy Oil Corp.	66,170	1,540,437
Royal Dutch Shell PLC — ADR	226,672	9,157,549
		46,474,968
TOTAL ENERGY		62,910,748
FINANCIALS — 29.19% Banks — 12.71%
Bank of America Corp.	196,049	8,083,101
Citigroup, Inc.	302,888	21,429,326
Citizens Financial Group, Inc.	120,200	5,513,574
Wells Fargo & Company	525,563	23,802,748
		58,828,749
Capital Markets — 6.76%
The Bank of New York Mellon Corp.	172,700	8,847,421
Credit Suisse Group AG — ADR	442,500	4,641,825
The Goldman Sachs Group, Inc.	28,200	10,702,746
State Street Corp.	86,100	7,084,308
		31,276,300
Diversified Financial Services — 2.00%
Berkshire Hathaway, Inc. (a)	26,000	7,225,920
Equitable Holdings, Inc.	66,800	2,034,060
		9,259,980
Insurance — 7.72%
American International Group, Inc.	467,000	22,229,200
The Hartford Financial Services Group, Inc.	85,200	5,279,844
The Travelers Companies, Inc.	54,900	8,219,079
		35,728,123
TOTAL FINANCIALS		135,093,152

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2021

Hotchkis & Wiley Large Cap Value Fund

	Shares Held	Value
HEALTH CARE — 12.71% Health Care Equipment & Supplies — 2.49%
Medtronic PLC	62,500	$7,758,125
Zimmer Biomet Holdings, Inc.	23,400	3,763,188
		11,521,313
Health Care Providers & Services — 6.71%
Anthem, Inc.	44,900	17,142,820
CVS Health Corp.	66,100	5,515,384
HCA Healthcare, Inc.	18,300	3,783,342
UnitedHealth Group, Inc.	11,500	4,605,060
		31,046,606
Pharmaceuticals — 3.51%
Bristol-Myers Squibb Company	49,400	3,300,908
GlaxoSmithKline PLC — ADR	189,800	7,557,836
Sanofi — ADR	102,900	5,418,714
		16,277,458
TOTAL HEALTH CARE		58,845,377
INDUSTRIALS — 11.78% Air Freight & Logistics — 1.91%
FedEx Corp.	29,700	8,860,401
Industrial Conglomerates — 4.53%
General Electric Company	1,556,800	20,954,528
Machinery — 5.34%
CNH Industrial NV	636,800	10,647,296
Cummins, Inc.	34,000	8,289,540
PACCAR, Inc.	64,700	5,774,475
		24,711,311
TOTAL INDUSTRIALS		54,526,240
INFORMATION TECHNOLOGY — 13.22% Communications Equipment — 3.63%
F5 Networks, Inc. (a)	56,700	10,583,622
Telefonaktiebolaget LM Ericsson — ADR	493,200	6,204,456
		16,788,078
Electronic Equipment, Instruments & Components — 2.97%
Corning, Inc.	155,300	6,351,770
TE Connectivity Ltd.	54,700	7,395,987
		13,747,757
IT Services — 1.00%
Euronet Worldwide, Inc. (a)	34,200	4,628,970
Software — 4.49%
Microsoft Corp.	41,100	11,133,990
Oracle Corp.	123,700	9,628,808
		20,762,798
	Shares Held	Value
Technology Hardware, Storage & Peripherals — 1.13%
Hewlett Packard Enterprise Company	359,400	$5,240,052
TOTAL INFORMATION TECHNOLOGY		61,167,655
MATERIALS — 1.14% Containers & Packaging — 1.14%
International Paper Company	85,800	5,260,398
TOTAL MATERIALS		5,260,398
UTILITIES — 2.63% Electric Utilities — 2.63%
PPL Corp.	331,500	9,272,055
The Southern Company	48,200	2,916,582
TOTAL UTILITIES		12,188,637
Total common stocks (Cost $358,351,106)		461,890,025
Total long-term investments (Cost $358,351,106)		461,890,025
SHORT-TERM INVESTMENTS — 0.17%	Principal Amount
Time Deposits — 0.17%
Bank of Montreal, 0.01%, 07/01/2021*	$776,216	776,216
Total short-term investments (Cost $776,216)		776,216
Total investments — 99.97% (Cost $359,127,322)		462,666,241
Other assets in excess of liabilities — 0.03%		127,712
Net assets — 100.00%		$462,793,953

(a) — Non-income producing security.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2021

Hotchkis & Wiley Mid-Cap Value Fund

Largest Equity Holdings	Percent of net assets
Popular, Inc.	4.32%
Fluor Corp.	3.58%
Citizens Financial Group, Inc.	3.31%
Cairn Energy PLC	3.28%
American International Group, Inc.	3.24%
Kosmos Energy Ltd.	3.23%
CNH Industrial NV	3.11%
The ODP Corp.	3.02%
Discovery, Inc.	2.73%
CIT Group, Inc.	2.58%
COMMON STOCKS — 96.91%	Shares Held	Value
COMMUNICATION SERVICES — 6.03% Media — 6.03%
Discovery, Inc. (a)	427,100	$12,377,358
The Interpublic Group of Companies, Inc.	143,500	4,662,315
News Corp.	169,600	4,370,592
Omnicom Group, Inc.	40,300	3,223,597
ViacomCBS, Inc.	58,700	2,653,240
TOTAL COMMUNICATION SERVICES		27,287,102
CONSUMER DISCRETIONARY — 11.68% Auto Components — 6.21%
Adient PLC (a)	221,900	10,029,880
The Goodyear Tire & Rubber Company (a)	456,800	7,834,120
Lear Corp.	11,300	1,980,664
Magna International, Inc.	89,300	8,272,752
		28,117,416
Automobiles — 0.45%
Harley-Davidson, Inc.	44,400	2,034,408
Diversified Consumer Services — 0.93%
H&R Block, Inc.	179,500	4,214,660
Household Durables — 1.07%
Tri Pointe Homes, Inc. (a)	23,500	503,605
Whirlpool Corp.	19,900	4,338,598
		4,842,203
Specialty Retail — 3.02%
The ODP Corp. (a)	284,245	13,646,603
TOTAL CONSUMER DISCRETIONARY		52,855,290
CONSUMER STAPLES — 0.78% Personal Products — 0.78%
Herbalife Nutrition Ltd. (a)	67,000	3,532,910
TOTAL CONSUMER STAPLES		3,532,910
	Shares Held	Value
ENERGY — 17.18% Energy Equipment & Services — 2.23%
Frank's International NV (a)	403,700	$1,223,211
Halliburton Company	76,500	1,768,680
NexTier Oilfield Solutions, Inc. (a)	1,258,765	5,991,721
NOV, Inc. (a)	72,000	1,103,040
		10,086,652
Oil, Gas & Consumable Fuels — 14.95%
APA Corp.	411,400	8,898,582
Cairn Energy PLC (v)	7,346,208	14,838,556
Cenovus Energy, Inc.	248,900	2,384,462
Equitrans Midstream Corp.	265,500	2,259,405
Hess Corp.	82,900	7,238,828
Kosmos Energy Ltd. (a)	4,220,620	14,603,345
Marathon Oil Corp.	371,200	5,055,744
Oasis Petroleum, Inc.	41,000	4,122,550
PDC Energy, Inc.	113,400	5,192,586
Range Resources Corp. (a)	184,600	3,093,896
		67,687,954
TOTAL ENERGY		77,774,606
FINANCIALS — 25.57% Banks — 11.36%
CIT Group, Inc.	226,724	11,696,691
Citizens Financial Group, Inc.	326,200	14,962,794
First Horizon Corp.	300,700	5,196,096
Popular, Inc.	260,800	19,573,040
		51,428,621
Capital Markets — 4.46%
Credit Suisse Group AG — ADR	641,200	6,726,188
Lazard Ltd.	40,900	1,850,725
Northern Trust Corp.	32,500	3,757,650
State Street Corp.	95,200	7,833,056
		20,167,619

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2021

Hotchkis & Wiley Mid-Cap Value Fund

	Shares Held	Value
Consumer Finance — 1.28%
Discover Financial Services	19,200	$2,271,168
SLM Corp.	168,400	3,526,296
		5,797,464
Diversified Financial Services — 0.87%
Equitable Holdings, Inc.	129,100	3,931,095
Insurance — 7.60%
Alleghany Corp. (a)	2,800	1,867,796
American International Group, Inc.	308,500	14,684,600
CNO Financial Group, Inc.	368,600	8,706,332
Enstar Group Ltd. (a)	23,200	5,542,944
The Hartford Financial Services Group, Inc.	58,400	3,619,048
		34,420,720
TOTAL FINANCIALS		115,745,519
HEALTH CARE — 3.21% Health Care Providers & Services — 3.21%
Centene Corp. (a)	121,300	8,846,409
Universal Health Services, Inc.	38,700	5,666,841
TOTAL HEALTH CARE		14,513,250
INDUSTRIALS — 15.55% Aerospace & Defense — 0.95%
Embraer SA — ADR (a)	284,300	4,304,302
Air Freight & Logistics — 2.43%
Royal Mail PLC (v)	1,374,700	10,991,870
Construction & Engineering — 3.58%
Fluor Corp. (a)	915,500	16,204,350
Machinery — 5.01%
Allison Transmission Holdings, Inc.	105,600	4,196,544
CNH Industrial NV	841,500	14,069,880
PACCAR, Inc.	49,200	4,391,100
		22,657,524
Professional Services — 1.64%
KBR, Inc.	195,100	7,443,065
Road & Rail — 1.94%
AMERCO	14,900	8,782,060
TOTAL INDUSTRIALS		70,383,171
INFORMATION TECHNOLOGY — 10.55% Communications Equipment — 3.38%
CommScope Holding Company, Inc. (a)	288,700	6,152,197
F5 Networks, Inc. (a)	35,900	6,701,094
Telefonaktiebolaget LM Ericsson — ADR	192,800	2,425,424
		15,278,715
Electronic Equipment, Instruments & Components — 3.88%
Arrow Electronics, Inc. (a)	61,700	7,023,311
Avnet, Inc.	98,300	3,939,864
Corning, Inc.	160,700	6,572,630
		17,535,805
	Shares Held		Value
IT Services — 1.71%
Euronet Worldwide, Inc. (a)		57,200	$7,742,020
Technology Hardware, Storage & Peripherals — 1.58%
Hewlett Packard Enterprise Company		491,600	7,167,528
TOTAL INFORMATION TECHNOLOGY			47,724,068
MATERIALS — 1.00% Chemicals — 1.00%
Huntsman Corp.		171,200	4,540,224
TOTAL MATERIALS			4,540,224
REAL ESTATE — 0.71% Equity Real Estate Investment Trusts — 0.71%
Pebblebrook Hotel Trust		44,000	1,036,200
Vornado Realty Trust		47,000	2,193,490
TOTAL REAL ESTATE			3,229,690
UTILITIES — 4.65% Electric Utilities — 2.20%
NRG Energy, Inc.		247,500	9,974,250
Independent Power and Renewable Electricity Producers — 2.45%
Vistra Corp.		596,500	11,065,075
TOTAL UTILITIES			21,039,325
Total common stocks (Cost $348,925,675)			438,625,155
Total long-term investments (Cost $348,925,675)			438,625,155
SHORT-TERM INVESTMENTS — 3.12%	Principal Amount
Time Deposits — 3.12%
Banco Bilbao Vizcaya Argentaria SA, 0.01%, 07/01/2021*		$13,057,441	13,057,441
Citigroup, Inc., 0.01%, 07/01/2021*	GBP	758,737	1,049,559
Total short-term investments (Cost $14,047,336)			14,107,000
Total investments — 100.03% (Cost $362,973,011)			452,732,155
Liabilities in excess of other assets — (0.03)%			(115,831)
Net assets — 100.00%			$452,616,324

(a) — Non-income producing security.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $25,830,426, which represented 5.71% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

GBP — British Pound

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2021

Hotchkis & Wiley Small Cap Value Fund

Largest Equity Holdings	Percent of net assets
Range Resources Corp.	4.54%
Popular, Inc.	4.53%
Seritage Growth Properties	4.26%
The ODP Corp.	3.80%
Enstar Group Ltd.	3.67%
Fluor Corp.	3.66%
MDC Partners, Inc.	3.43%
Euronet Worldwide, Inc.	3.36%
The Bank of NT Butterfield & Son Ltd.	3.20%
AMERCO	3.06%
COMMON STOCKS — 97.78%	Shares Held	Value
COMMUNICATION SERVICES — 3.43% Media — 3.43%
MDC Partners, Inc. (a) (l)	3,277,700	$19,174,545
TOTAL COMMUNICATION SERVICES		19,174,545
CONSUMER DISCRETIONARY — 7.67% Automobiles — 0.32%
Harley-Davidson, Inc.	39,200	1,796,144
Diversified Consumer Services — 1.42%
H&R Block, Inc.	339,100	7,962,068
Hotels, Restaurants & Leisure — 0.50%
International Game Technology PLC (a)	116,700	2,796,132
Internet & Catalog Retail — 1.05%
Points International Ltd. (a)	341,700	5,877,240
Specialty Retail — 4.38%
The ODP Corp. (a)	442,580	21,248,266
Sonic Automotive, Inc.	73,200	3,274,968
		24,523,234
TOTAL CONSUMER DISCRETIONARY		42,954,818
ENERGY — 15.09% Energy Equipment & Services — 3.77%
Frank's International NV (a) (l)	3,965,300	12,014,859
KLX Energy Services Holdings, Inc. (a) (l)	17,141	163,696
NexTier Oilfield Solutions, Inc. (a)	682,137	3,246,972
NOV, Inc. (a)	369,200	5,656,144
		21,081,671
Oil, Gas & Consumable Fuels — 11.32%
Altus Midstream Company (l)	50,495	3,408,917
APA Corp.	159,100	3,441,333
Berry Corp.	234,400	1,575,168
Cairn Energy PLC (v)	471,400	952,178
Equitrans Midstream Corp.	993,500	8,454,685
Kosmos Energy Ltd. (a)	1,575,000	5,449,500
Murphy Oil Corp.	182,800	4,255,584
	Shares Held	Value
Oasis Petroleum, Inc.	54,400	$5,469,920
Penn Virginia Corp. (a)	71,400	1,685,754
Range Resources Corp. (a)	1,515,500	25,399,780
Rockhopper Exploration PLC (a)	3,066,400	402,966
Whiting Petroleum Corp. (a)	52,700	2,874,785
		63,370,570
TOTAL ENERGY		84,452,241
FINANCIALS — 25.60% Banks — 12.83%
Associated Banc-Corp	66,800	1,368,064
The Bank of NT Butterfield & Son Ltd.	505,700	17,927,065
First BanCorp	664,400	7,919,648
First Hawaiian, Inc.	581,000	16,465,540
Investors Bancorp, Inc.	195,800	2,792,108
Popular, Inc.	337,700	25,344,385
		71,816,810
Capital Markets — 3.09%
Evercore, Inc.	91,300	12,852,301
Lazard Ltd.	42,500	1,923,125
Stifel Financial Corp.	38,400	2,490,624
		17,266,050
Consumer Finance — 2.28%
SLM Corp.	609,500	12,762,930
Insurance — 7.15%
CNO Financial Group, Inc.	121,900	2,879,278
Enstar Group Ltd. (a)	85,879	20,518,211
Global Indemnity Group LLC	316,036	8,327,548
Horace Mann Educators Corp.	221,600	8,292,272
		40,017,309
Thrifts & Mortgage Finance — 0.25%
Luther Burbank Corp.	117,800	1,397,108
TOTAL FINANCIALS		143,260,207

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2021

Hotchkis & Wiley Small Cap Value Fund

	Shares Held	Value
HEALTH CARE — 3.64% Health Care Providers & Services — 3.64%
Hanger, Inc. (a)	304,600	$7,700,288
Triple-S Management Corp. (a)	569,500	12,682,765
TOTAL HEALTH CARE		20,383,053
INDUSTRIALS — 21.28% Building Products — 1.09%
Armstrong Flooring, Inc. (a)	796,200	4,928,478
Resideo Technologies, Inc. (a)	39,080	1,172,400
		6,100,878
Commercial Services & Supplies — 1.08%
The Brink's Company	55,800	4,287,672
Quad/Graphics, Inc. (a)	419,100	1,739,265
		6,026,937
Construction & Engineering — 3.66%
Fluor Corp. (a)	1,157,100	20,480,670
Machinery — 7.87%
Allison Transmission Holdings, Inc.	206,300	8,198,362
Crane Company	82,300	7,602,051
EnPro Industries, Inc.	163,500	15,884,025
The Greenbrier Companies, Inc.	99,600	4,340,568
Meritor, Inc. (a)	242,700	5,684,034
Miller Industries, Inc.	59,700	2,354,568
		44,063,608
Professional Services — 4.22%
Hudson Global, Inc. (a) (o)	192,560	3,375,577
KBR, Inc.	404,400	15,427,860
Korn Ferry	66,400	4,817,320
		23,620,757
Road & Rail — 3.06%
AMERCO	29,100	17,151,540
Trading Companies & Distributors — 0.30%
Rush Enterprises, Inc.	38,350	1,658,254
TOTAL INDUSTRIALS		119,102,644
INFORMATION TECHNOLOGY — 11.45% Communications Equipment — 0.89%
Casa Systems, Inc. (a)	75,500	669,685
CommScope Holding Company, Inc. (a)	201,300	4,289,703
		4,959,388
Electronic Equipment, Instruments & Components — 4.27%
Arrow Electronics, Inc. (a)	133,000	15,139,390
Avnet, Inc.	62,000	2,484,960
Belden, Inc.	123,700	6,255,509
		23,879,859
IT Services — 4.49%
Euronet Worldwide, Inc. (a)	138,800	18,786,580
Sabre Corp. (a)	508,900	6,351,072
		25,137,652
	Shares Held	Value
Semiconductors & Semiconductor Equipment — 1.80%
Diodes, Inc. (a)	126,600	$10,098,882
TOTAL INFORMATION TECHNOLOGY		64,075,781
MATERIALS — 0.01% Metals & Mining — 0.01%
Noranda Aluminum Holding Corp. (a) (i) (o)	800,300	40,015
TOTAL MATERIALS		40,015
REAL ESTATE — 5.00% Equity Real Estate Investment Trusts — 4.26%
Seritage Growth Properties (a) (l)	1,296,100	23,848,240
Real Estate Management & Development — 0.74%
The RMR Group, Inc.	107,200	4,142,208
TOTAL REAL ESTATE		27,990,448
UTILITIES — 4.61% Electric Utilities — 2.32%
Hawaiian Electric Industries, Inc.	91,100	3,851,708
Portland General Electric Company	198,000	9,123,840
		12,975,548
Multi-Utilities — 2.29%
Avista Corp.	301,100	12,847,937
TOTAL UTILITIES		25,823,485
Total common stocks (Cost $450,274,413)		547,257,237
Total long-term investments (Cost $450,274,413)		547,257,237
COLLATERAL FOR SECURITIES ON LOAN — 3.72%
Money Market Funds — 3.72%
Invesco Short-Term Investments Trust Government & Agency Portfolio — Institutional Class, 0.03%^	20,827,764	20,827,764
Total collateral for securities on loan (Cost $20,827,764)		20,827,764
SHORT-TERM INVESTMENTS — 1.96%	Principal Amount
Time Deposits — 1.96%
National Australia Bank Ltd., 0.01%, 07/01/2021*	$10,968,071	10,968,071
Total short-term investments (Cost $10,968,071)		10,968,071
Total investments — 103.46% (Cost $482,070,248)		579,053,072
Liabilities in excess of other assets — (3.46)%		(19,346,350)
Net assets — 100.00%		$559,706,722

(a) — Non-income producing security.

(i) — Illiquid security. The total market value of these securities was $40,015, which represented 0.01% of net assets.

(l) — All or a portion of this security is on loan. The total market value of securities on loan was $20,292,470. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2021

Hotchkis & Wiley Small Cap Value Fund

(o) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $952,178, which represented 0.17% of net assets. See Security Valuation in Note 1 in Notes to Financial Statements.

^ — Rate shown is the 7-day yield as of June 30, 2021.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2021

Hotchkis & Wiley Small Cap Diversified Value Fund

Largest Equity Holdings	Percent of net assets
Range Resources Corp.	0.58%
Whiting Petroleum Corp.	0.52%
Bonanza Creek Energy, Inc.	0.51%
Northern Oil and Gas, Inc.	0.51%
Oasis Petroleum, Inc.	0.50%
Genesco, Inc.	0.49%
NexTier Oilfield Solutions, Inc.	0.46%
The Goodyear Tire & Rubber Company	0.46%
Interface, Inc.	0.44%
Customers Bancorp, Inc.	0.44%
COMMON STOCKS — 98.47%	Shares Held	Value
COMMUNICATION SERVICES — 0.97% Media — 0.97%
Emerald Holding, Inc. (a)	318,450	$1,716,446
Entravision Communications Corp.	93,665	625,682
MDC Partners, Inc. (a)	113,100	661,635
MSG Networks, Inc. (a)	54,300	791,694
TEGNA, Inc.	23,067	432,737
TOTAL COMMUNICATION SERVICES		4,228,194
CONSUMER DISCRETIONARY — 13.08% Auto Components — 1.16%
Adient PLC (a)	38,205	1,726,866
The Goodyear Tire & Rubber Company (a)	116,887	2,004,612
Motorcar Parts of America, Inc. (a)	59,969	1,345,704
		5,077,182
Diversified Consumer Services — 0.40%
H&R Block, Inc.	73,900	1,735,172
Hotels, Restaurants & Leisure — 1.50%
Brinker International, Inc. (a)	13,770	851,675
Hilton Grand Vacations, Inc. (a)	42,752	1,769,505
International Game Technology PLC (a)	50,900	1,219,564
Jack in the Box, Inc.	12,600	1,404,144
Travel + Leisure Company	21,880	1,300,766
		6,545,654
Household Durables — 3.25%
Century Communities, Inc.	18,496	1,230,724
Ethan Allen Interiors, Inc.	63,505	1,752,738
Green Brick Partners, Inc. (a)	19,250	437,745
Hooker Furniture Corp.	37,475	1,298,134
KB Home	8,600	350,192
La-Z-Boy, Inc.	25,900	959,336
LGI Homes, Inc. (a)	8,200	1,327,908
	Shares Held	Value
M/I Homes, Inc. (a)	28,923	$1,696,912
Meritage Homes Corp. (a)	18,400	1,731,072
Taylor Morrison Home Corp. (a)	65,910	1,741,342
Tri Pointe Homes, Inc. (a)	80,041	1,715,279
		14,241,382
Internet & Catalog Retail — 0.10%
PetMed Express, Inc.	14,300	455,455
Leisure Products — 0.29%
Johnson Outdoors, Inc.	10,600	1,282,600
Multiline Retail — 0.61%
Big Lots, Inc.	14,540	959,785
Dillard's, Inc.	4,810	870,033
Franchise Group, Inc.	23,600	832,372
		2,662,190
Specialty Retail — 5.04%
American Eagle Outfitters, Inc.	25,600	960,768
Asbury Automotive Group, Inc. (a)	9,664	1,656,120
The Cato Corp.	93,000	1,568,910
Foot Locker, Inc.	13,500	832,005
Genesco, Inc. (a)	33,930	2,160,663
Group 1 Automotive, Inc.	11,328	1,749,383
Hibbett, Inc. (a)	16,973	1,521,290
MarineMax, Inc. (a)	18,600	906,564
The ODP Corp. (a)	27,201	1,305,920
OneWater Marine, Inc.	31,700	1,332,351
Penske Automotive Group, Inc.	11,200	845,488
Rent-A-Center, Inc.	24,300	1,289,601
Sonic Automotive, Inc.	41,650	1,863,421
Sportsman's Warehouse Holdings, Inc. (a)	98,000	1,741,460
Tilly's, Inc.	30,100	480,998

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2021

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
Urban Outfitters, Inc. (a)	20,910	$861,910
Zumiez, Inc. (a)	19,700	965,103
		22,041,955
Textiles, Apparel & Luxury Goods — 0.73%
Culp, Inc.	25,700	418,910
G-III Apparel Group Ltd. (a)	28,040	921,394
Rocky Brands, Inc.	7,900	439,240
Vera Bradley, Inc. (a)	114,400	1,417,416
		3,196,960
TOTAL CONSUMER DISCRETIONARY		57,238,550
CONSUMER STAPLES — 2.33% Food & Staples Retailing — 1.09%
Ingles Markets, Inc.	23,900	1,392,652
Natural Grocers by Vitamin Cottage, Inc.	78,900	847,386
Sprouts Farmers Market, Inc. (a)	34,400	854,840
Village Super Market, Inc.	35,786	841,329
Weis Markets, Inc.	16,400	847,224
		4,783,431
Food Products — 0.31%
B&G Foods, Inc. (l)	41,700	1,367,760
Household Products — 0.41%
Central Garden & Pet Company (a)	23,400	1,238,562
Energizer Holdings, Inc.	12,300	528,654
		1,767,216
Personal Products — 0.52%
Nu Skin Enterprises, Inc.	17,050	965,883
USANA Health Sciences, Inc. (a)	12,800	1,311,104
		2,276,987
TOTAL CONSUMER STAPLES		10,195,394
ENERGY — 9.86% Energy Equipment & Services — 3.40%
Cactus, Inc.	26,130	959,494
ChampionX Corp. (a)	53,900	1,382,535
Core Laboratories NV	13,400	521,930
Dril-Quip, Inc. (a)	26,000	879,580
Frank's International NV (a)	565,420	1,713,223
Helix Energy Solutions Group, Inc. (a)	230,700	1,317,297
Hoegh LNG Partners LP (l)	21,060	370,445
Liberty Oilfield Services, Inc. (a)	95,900	1,357,944
NexTier Oilfield Solutions, Inc. (a)	423,888	2,017,706
Oil States International, Inc. (a)	64,000	502,400
ProPetro Holding Corp. (a)	105,250	964,090
Select Energy Services, Inc. (a)	168,800	1,019,552
	Shares Held	Value
Solaris Oilfield Infrastructure, Inc.	135,100	$1,315,874
TechnipFMC PLC (a)	59,700	540,285
		14,862,355
Oil, Gas & Consumable Fuels — 6.46%
Berry Corp.	169,070	1,136,150
Bonanza Creek Energy, Inc.	47,730	2,246,651
BP Midstream Partners LP	35,400	512,592
CVR Energy, Inc.	23,200	416,672
Delek US Holdings, Inc.	1,834	39,651
Earthstone Energy, Inc. (a)	165,287	1,829,727
Equitrans Midstream Corp.	196,500	1,672,215
Green Plains, Inc. (a)	18,300	615,246
HollyFrontier Corp.	24,500	806,050
Kosmos Energy Ltd. (a)	397,013	1,373,665
Murphy Oil Corp.	77,700	1,808,856
Northern Oil and Gas, Inc.	106,400	2,209,928
Oasis Petroleum, Inc.	21,800	2,191,990
PDC Energy, Inc.	31,398	1,437,714
Penn Virginia Corp. (a)	67,400	1,591,314
Range Resources Corp. (a)	151,200	2,534,113
Rattler Midstream LP	76,700	837,564
REX American Resources Corp. (a)	12,178	1,098,212
Shell Midstream Partners LP	56,300	831,551
Whiting Petroleum Corp. (a)	42,000	2,291,100
World Fuel Services Corp.	25,024	794,012
		28,274,973
TOTAL ENERGY		43,137,328
FINANCIALS — 33.53% Banks — 20.66%
1st Source Corp.	18,206	845,851
Amalgamated Financial Corp.	43,100	673,653
Associated Banc-Corp	83,300	1,705,984
BankUnited, Inc.	40,010	1,708,027
Bar Harbor Bankshares	19,716	564,272
Berkshire Hills Bancorp, Inc.	68,700	1,883,066
BOK Financial Corp.	12,100	1,047,860
Brookline Bancorp, Inc.	81,976	1,225,541
Bryn Mawr Bank Corp.	15,280	644,663
Cadence BanCorp	59,300	1,238,184
Camden National Corp.	7,716	368,516
Cathay General Bancorp	35,232	1,386,732
Central Pacific Financial Corp.	31,200	813,072
CIT Group, Inc.	35,400	1,826,286

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2021

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
Civista Bancshares, Inc.	18,900	$417,690
CNB Financial Corp.	16,300	371,966
Community Trust Bancorp, Inc.	26,610	1,074,512
ConnectOne Bancorp, Inc.	53,300	1,394,861
CrossFirst Bankshares, Inc. (a)	61,700	848,375
Customers Bancorp, Inc. (a)	49,244	1,920,023
Dime Community Bancshares, Inc.	50,998	1,714,553
Eagle Bancorp, Inc.	30,230	1,695,298
Equity Bancshares, Inc. (a)	38,300	1,167,767
FB Financial Corp.	37,225	1,389,237
Financial Institutions, Inc.	28,661	859,830
First BanCorp	145,786	1,737,769
First Busey Corp.	32,400	798,984
First Business Financial Services, Inc.	13,765	372,619
First Financial Bancorp	51,750	1,222,853
First Financial Corp.	31,763	1,296,566
First Hawaiian, Inc.	61,740	1,749,712
First Internet Bancorp	28,189	873,295
First Midwest Bancorp, Inc.	63,400	1,257,222
The First of Long Island Corp.	39,280	833,914
Flushing Financial Corp.	77,218	1,654,782
FNB Corp.	99,580	1,227,821
Fulton Financial Corp.	116,040	1,831,110
Great Southern Bancorp, Inc.	23,210	1,251,019
Great Western Bancorp, Inc.	55,586	1,822,665
Hancock Whitney Corp.	39,000	1,733,160
Hanmi Financial Corp.	90,267	1,720,489
Hilltop Holdings, Inc.	25,527	929,183
HomeTrust Bancshares, Inc.	15,049	419,867
Hope Bancorp, Inc.	128,733	1,825,434
Horizon Bancorp, Inc.	46,200	805,266
International Bancshares Corp.	18,436	791,642
Investors Bancorp, Inc.	88,564	1,262,923
Lakeland Bancorp, Inc.	73,330	1,281,808
Live Oak Bancshares, Inc.	23,655	1,395,645
Mercantile Bank Corp.	28,700	866,740
Metropolitan Bank Holding Corp. (a)	16,500	993,630
Midland States Bancorp, Inc.	55,513	1,458,327
MidWestOne Financial Group, Inc.	27,994	805,387
Northrim BanCorp, Inc.	8,684	371,241
OceanFirst Financial Corp.	59,610	1,242,272
Orrstown Financial Services, Inc.	22,379	516,284
PacWest Bancorp	44,400	1,827,503
	Shares Held	Value
Peapack-Gladstone Financial Corp.	39,136	$1,215,956
Peoples Bancorp, Inc.	13,630	403,721
Popular, Inc.	23,000	1,726,150
Preferred Bank	19,200	1,214,784
Primis Financial Corp.	56,456	861,519
RBB Bancorp	33,032	800,035
Republic Bancorp, Inc.	13,870	639,823
S&T Bancorp, Inc.	54,800	1,715,240
Sandy Spring Bancorp, Inc.	8,475	374,002
Sierra Bancorp	16,900	430,105
Simmons First National Corp.	12,900	378,486
Synovus Financial Corp.	38,650	1,695,962
Texas Capital Bancshares, Inc. (a)	26,890	1,707,246
Towne Bank	40,600	1,235,052
TriCo Bancshares	8,794	374,449
TriState Capital Holdings, Inc. (a)	41,300	842,107
Trustmark Corp.	13,201	406,591
Umpqua Holdings Corp.	71,130	1,312,349
Univest Financial Corp.	30,450	802,967
Valley National Bancorp	61,900	831,317
Washington Trust Bancorp, Inc.	18,630	956,651
Webster Financial Corp.	31,400	1,674,876
Wintrust Financial Corp.	24,250	1,834,027
		90,396,366
Capital Markets — 2.64%
AllianceBernstein Holding LP	18,354	854,562
Brightsphere Investment Group, Inc.	59,413	1,392,047
Cowen, Inc.	44,500	1,826,724
Diamond Hill Investment Group, Inc.	5,000	836,550
Evercore, Inc.	6,310	888,259
Federated Hermes, Inc.	40,500	1,373,355
Greenhill & Company, Inc.	87,725	1,365,001
Lazard Ltd.	36,440	1,648,910
Victory Capital Holdings, Inc.	42,827	1,382,884
		11,568,292
Consumer Finance — 0.70%
Navient Corp.	81,220	1,569,982
SLM Corp.	70,770	1,481,924
		3,051,906
Insurance — 5.41%
Ambac Financial Group, Inc. (a)	82,687	1,294,878
American Equity Investment Life Holding Company	40,626	1,313,032

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2021

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
Argo Group International Holdings Ltd.	32,900	$1,705,207
Axis Capital Holdings Ltd.	37,200	1,823,172
Brighthouse Financial, Inc. (a)	28,000	1,275,120
CNO Financial Group, Inc.	77,586	1,832,582
Employers Holdings, Inc.	29,435	1,259,818
Enstar Group Ltd. (a)	7,139	1,705,650
Global Indemnity Group LLC	22,548	594,140
The Hanover Insurance Group, Inc.	12,200	1,654,808
Horace Mann Educators Corp.	45,314	1,695,650
James River Group Holdings Ltd.	25,200	945,504
National Western Life Group, Inc.	6,655	1,493,315
ProAssurance Corp.	54,647	1,243,219
SiriusPoint Ltd. (a)	123,278	1,241,409
State Auto Financial Corp.	50,080	857,370
Stewart Information Services Corp.	30,801	1,746,109
		23,680,983
Mortgage Real Estate Investment Trusts — 0.99%
Apollo Commercial Real Estate Finance, Inc.	27,700	441,815
Arlington Asset Investment Corp. (a) (l)	94,100	382,046
BrightSpire Capital, Inc.	141,382	1,328,991
Granite Point Mortgage Trust, Inc.	30,600	451,350
Great Ajax Corp.	68,534	889,571
MFA Financial, Inc.	93,700	430,083
TPG RE Finance Trust, Inc.	31,000	416,950
		4,340,806
Thrifts & Mortgage Finance — 3.13%
America First Multifamily Investors LP	66,300	446,862
Bridgewater Bancshares, Inc. (a)	23,990	387,439
Essent Group Ltd.	18,700	840,565
Federal Agricultural Mortgage Corp.	13,220	1,307,458
FS Bancorp, Inc.	5,240	373,455
HomeStreet, Inc.	31,978	1,302,784
Luther Burbank Corp.	54,445	645,718
Meridian Bancorp, Inc.	23,970	490,426
Northfield Bancorp, Inc.	52,607	862,755
Premier Financial Corp.	30,160	856,846
Provident Financial Services, Inc.	55,000	1,258,950
Radian Group, Inc.	45,700	1,016,825
Southern Missouri Bancorp, Inc.	11,579	520,592
Territorial Bancorp, Inc.	16,052	416,870
Trustco Bank Corp.	36,592	1,258,033
Washington Federal, Inc.	53,244	1,692,093
		13,677,671
TOTAL FINANCIALS		146,716,024
	Shares Held	Value
HEALTH CARE — 1.26% Biotechnology — 0.23%
Vanda Pharmaceuticals, Inc. (a)	47,400	$1,019,574
Health Care Providers & Services — 0.63%
Hanger, Inc. (a)	69,700	1,762,016
MEDNAX, Inc. (a)	33,600	1,013,040
		2,775,056
Pharmaceuticals — 0.40%
Taro Pharmaceutical Industries Ltd. (a)	24,080	1,732,797
TOTAL HEALTH CARE		5,527,427
INDUSTRIALS — 20.41% Aerospace & Defense — 1.39%
AAR Corp. (a)	47,240	1,830,551
Moog, Inc.	14,600	1,227,276
National Presto Industries, Inc.	13,214	1,343,203
Vectrus, Inc. (a)	35,555	1,692,062
		6,093,092
Air Freight & Logistics — 0.22%
Forward Air Corp.	10,600	951,350
Airlines — 0.22%
Spirit Airlines, Inc. (a)	31,200	949,728
Building Products — 1.38%
Apogee Enterprises, Inc.	22,100	900,133
Armstrong Flooring, Inc. (a)	145,695	901,852
Griffon Corp.	16,800	430,584
Masonite International Corp. (a)	14,941	1,670,254
Resideo Technologies, Inc. (a)	58,000	1,740,000
UFP Industries, Inc.	5,500	408,870
		6,051,693
Commercial Services & Supplies — 2.60%
ABM Industries, Inc.	19,400	860,390
ACCO Brands Corp.	201,009	1,734,708
Ennis, Inc.	61,417	1,321,694
Herman Miller, Inc.	18,414	868,036
Interface, Inc.	127,100	1,944,630
Kimball International, Inc.	63,300	832,395
Knoll, Inc.	64,956	1,688,206
Steelcase, Inc.	112,515	1,700,102
US Ecology, Inc. (a)	11,800	442,736
		11,392,897
Construction & Engineering — 2.79%
Comfort Systems USA, Inc.	16,500	1,300,035
Fluor Corp. (a)	95,730	1,694,421
Great Lakes Dredge & Dock Corp. (a)	115,100	1,681,611

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2021

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
Matrix Service Company (a)	80,300	$843,150
MYR Group, Inc. (a)	11,644	1,058,672
Primoris Services Corp.	58,153	1,711,443
Sterling Construction Company, Inc. (a)	38,000	916,940
Tutor Perini Corp. (a)	93,221	1,291,111
Valmont Industries, Inc.	7,316	1,726,942
		12,224,325
Electrical Equipment — 2.69%
Acuity Brands, Inc.	5,500	1,028,665
Atkore, Inc. (a)	5,900	418,900
AZZ, Inc.	32,300	1,672,494
Encore Wire Corp.	22,496	1,704,972
EnerSys	19,010	1,857,847
GrafTech International Ltd.	149,680	1,739,282
Powell Industries, Inc.	25,500	789,225
Preformed Line Products Company	11,227	833,043
Thermon Group Holdings, Inc. (a)	100,883	1,719,046
		11,763,474
Machinery — 3.99%
Blue Bird Corp. (a)	52,040	1,293,714
Crane Company	11,900	1,099,203
EnPro Industries, Inc.	18,650	1,811,848
Flowserve Corp.	20,200	814,464
Graham Corp. (l)	30,789	423,657
The Greenbrier Companies, Inc.	38,499	1,677,786
Hillenbrand, Inc.	39,820	1,755,266
Hyster-Yale Materials Handling, Inc.	17,927	1,308,312
Kennametal, Inc.	23,600	847,712
Meritor, Inc. (a)	76,313	1,787,250
Miller Industries, Inc.	22,120	872,413
Mueller Industries, Inc.	18,700	809,897
Mueller Water Products, Inc.	60,700	875,294
TriMas Corp. (a)	13,500	409,455
Wabash National Corp.	103,782	1,660,512
		17,446,783
Marine — 0.29%
Matson, Inc.	19,913	1,274,432
Professional Services — 2.89%
BGSF, Inc. (l)	29,660	366,004
CBIZ, Inc. (a)	26,700	874,959
FTI Consulting, Inc. (a)	5,900	805,999
GP Strategies Corp. (a)	36,983	581,373
Heidrick & Struggles International, Inc.	42,110	1,876,000
	Shares Held	Value
KBR, Inc.	44,100	$1,682,415
Kelly Services, Inc. (a)	54,550	1,307,564
Kforce, Inc.	5,800	364,994
Korn Ferry	25,356	1,839,578
Resources Connection, Inc.	86,085	1,236,181
TrueBlue, Inc. (a)	60,400	1,697,844
		12,632,911
Road & Rail — 0.28%
Schneider National, Inc.	19,700	428,869
Universal Logistics Holdings, Inc.	34,470	803,151
		1,232,020
Trading Companies & Distributors — 1.67%
Boise Cascade Company	23,000	1,342,050
DXP Enterprises, Inc. (a)	53,980	1,797,534
H&E Equipment Services, Inc.	14,500	482,415
Rush Enterprises, Inc.	40,947	1,770,548
WESCO International, Inc. (a)	18,552	1,907,517
		7,300,064
TOTAL INDUSTRIALS		89,312,769
INFORMATION TECHNOLOGY — 7.30% Communications Equipment — 0.63%
Casa Systems, Inc. (a)	40,500	359,235
Comtech Telecommunications Corp.	78,100	1,886,896
NETGEAR, Inc. (a)	13,600	521,152
		2,767,283
Electronic Equipment, Instruments & Components — 3.60%
Avnet, Inc.	42,800	1,715,424
Belden, Inc.	35,870	1,813,946
ePlus, Inc. (a)	9,600	832,224
Insight Enterprises, Inc. (a)	17,068	1,706,971
Kimball Electronics, Inc. (a)	37,100	806,554
Methode Electronics, Inc.	37,159	1,828,594
PC Connection, Inc.	26,806	1,240,314
Plexus Corp. (a)	5,700	521,037
Sanmina Corp. (a)	46,895	1,827,029
ScanSource, Inc. (a)	62,033	1,744,988
Vishay Intertechnology, Inc.	75,526	1,703,111
		15,740,192
IT Services — 0.87%
BM Technologies, Inc. (a)	9,824	122,211
Cass Information Systems, Inc.	37,400	1,524,050
CSG Systems International, Inc.	9,100	429,338
Sykes Enterprises, Inc. (a)	31,800	1,707,660
		3,783,259

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2021

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
Semiconductors & Semiconductor Equipment — 1.02%
Diodes, Inc. (a)	23,249	$1,854,573
NVE Corp.	11,400	844,170
Photronics, Inc. (a)	132,500	1,750,325
		4,449,068
Software — 0.62%
Ebix, Inc.	28,170	954,963
Xperi Holding Corp.	79,300	1,763,632
		2,718,595
Technology Hardware, Storage & Peripherals — 0.56%
Diebold Nixdorf, Inc. (a)	61,200	785,808
Super Micro Computer, Inc. (a)	47,700	1,678,086
		2,463,894
TOTAL INFORMATION TECHNOLOGY		31,922,291
MATERIALS — 3.82% Chemicals — 1.97%
American Vanguard Corp.	73,629	1,289,244
Cabot Corp.	23,170	1,319,068
FutureFuel Corp.	42,330	406,368
Hawkins, Inc.	13,100	429,025
HB Fuller Company	6,100	388,021
PQ Group Holdings, Inc.	56,600	869,376
Tredegar Corp.	63,430	873,431
Trinseo SA	29,450	1,762,288
W R Grace & Company	5,700	393,984
Westlake Chemical Partners LP	32,800	882,976
		8,613,781
Metals & Mining — 1.11%
Commercial Metals Company	27,800	854,016
Kaiser Aluminum Corp.	14,667	1,811,228
Schnitzer Steel Industries, Inc.	9,100	446,355
Warrior Met Coal, Inc.	49,200	846,240
Worthington Industries, Inc.	14,450	884,051
		4,841,890
Paper & Forest Products — 0.74%
Domtar Corp. (a)	32,180	1,768,612
Glatfelter Corp.	28,100	392,557
Mercer International, Inc.	86,250	1,099,688
		3,260,857
TOTAL MATERIALS		16,716,528
	Shares Held	Value
REAL ESTATE — 1.33% Equity Real Estate Investment Trusts — 0.84%
Alexander's, Inc.	5,100	$1,366,545
Pebblebrook Hotel Trust	55,600	1,309,380
Seritage Growth Properties (a) (l)	54,648	1,005,523
		3,681,448
Real Estate Management & Development — 0.49%
RE/MAX Holdings, Inc.	12,600	419,958
The RMR Group, Inc.	44,200	1,707,888
		2,127,846
TOTAL REAL ESTATE		5,809,294
UTILITIES — 4.58% Electric Utilities — 1.99%
ALLETE, Inc.	23,876	1,670,842
Hawaiian Electric Industries, Inc.	40,200	1,699,656
Otter Tail Corp.	35,740	1,744,469
PNM Resources, Inc.	36,002	1,755,818
Portland General Electric Company	39,700	1,829,376
		8,700,161
Gas Utilities — 1.79%
South Jersey Industries, Inc.	70,944	1,839,577
Southwest Gas Holdings, Inc.	26,400	1,747,416
Spire, Inc.	24,173	1,746,983
Star Group LP	62,460	699,552
Suburban Propane Partners LP	116,617	1,788,905
		7,822,433
Multi-Utilities — 0.80%
Avista Corp.	39,261	1,675,267
NorthWestern Corp.	30,703	1,848,935
		3,524,202
TOTAL UTILITIES		20,046,796
Total common stocks (Cost $317,402,729)		430,850,595
Total long-term investments (Cost $317,402,729)		430,850,595
COLLATERAL FOR SECURITIES ON LOAN — 0.63%
Money Market Funds — 0.63%
Invesco Short-Term Investments Trust Government & Agency Portfolio — Institutional Class, 0.03%^	2,775,461	2,775,461
Total collateral for securities on loan (Cost $2,775,461)		2,775,461

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2021

Hotchkis & Wiley Small Cap Diversified Value Fund

SHORT-TERM INVESTMENTS — 3.06%	Principal Amount	Value
Time Deposits — 3.06%
Citigroup, Inc., 0.01%, 07/01/2021*	$13,407,905	$13,407,905
Total short-term investments (Cost $13,407,905)		13,407,905
Total investments — 102.16% (Cost $333,586,095)		447,033,961
Liabilities in excess of other assets — (2.16)%		(9,472,165)
Net assets — 100.00%		$437,561,796

(a) — Non-income producing security.

(l) — All or a portion of this security is on loan. The total market value of securities on loan was $2,699,130. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

^ — Rate shown is the 7-day yield as of June 30, 2021.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2021

Hotchkis & Wiley Global Value Fund

Largest Equity Holdings	Percent of net assets
Wells Fargo & Company	4.87%
American International Group, Inc.	4.55%
General Electric Company	4.37%
Anthem, Inc.	3.99%
F5 Networks, Inc.	3.48%
Microsoft Corp.	3.19%
Credit Suisse Group AG	2.95%
Royal Mail PLC	2.91%
Euronet Worldwide, Inc.	2.81%
BAE Systems PLC	2.74%

* Based on country of risk.

COMMON STOCKS — 97.56%	Shares Held	Value
COMMUNICATION SERVICES — 5.85% Interactive Media & Services — 0.98%
Alphabet, Inc. (a)	150	$366,269
Media — 3.20%
Discovery, Inc. (a)	25,750	746,235
News Corp.	17,600	453,552
		1,199,787
Wireless Telecommunication Services — 1.67%
Vodafone Group PLC — ADR	36,572	626,478
TOTAL COMMUNICATION SERVICES		2,192,534
CONSUMER DISCRETIONARY — 8.04% Auto Components — 1.86%
Magna International, Inc.	7,511	695,819
Automobiles — 2.40%
General Motors Company (a)	15,245	902,047
Hotels, Restaurants & Leisure — 3.78%
Accor SA (a) (v)	21,000	785,474
Booking Holdings, Inc. (a)	140	306,333
Compass Group PLC (a) (v)	15,400	324,445
		1,416,252
TOTAL CONSUMER DISCRETIONARY		3,014,118
CONSUMER STAPLES — 5.16% Beverages — 2.68%
Heineken Holding NV (v)	9,987	1,007,774
Food Products — 1.08%
Gruma SAB de CV	35,900	403,519
Household Products — 1.40%
Henkel AG & Company KGaA (v)	5,700	524,907
TOTAL CONSUMER STAPLES		1,936,200
	Shares Held	Value
ENERGY — 7.06% Energy Equipment & Services — 1.15%
NOV, Inc. (a)	28,169	$431,549
Oil, Gas & Consumable Fuels — 5.91%
Cenovus Energy, Inc.	27,700	265,023
Hess Corp.	6,400	558,848
Royal Dutch Shell PLC — ADR	7,100	286,840
Suncor Energy, Inc.	25,500	610,757
TotalEnergies SE (v)	10,938	495,510
		2,216,978
TOTAL ENERGY		2,648,527
FINANCIALS — 28.23% Banks — 14.76%
ABN AMRO Bank NV (a) (r) (v)	28,600	346,556
BNP Paribas SA (v)	8,756	549,522
Citigroup, Inc.	12,904	912,958
ING Groep NV (v)	45,656	606,052
Popular, Inc.	7,200	540,360
Societe Generale SA (v)	13,293	393,225
UniCredit SpA (v)	30,500	360,591
Wells Fargo & Company	40,330	1,826,546
		5,535,810
Capital Markets — 5.09%
Credit Suisse Group AG (v)	105,564	1,105,036
The Goldman Sachs Group, Inc.	2,114	802,327
		1,907,363
Diversified Financial Services — 2.07%
Berkshire Hathaway, Inc. (a)	2,800	778,176

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2021

Hotchkis & Wiley Global Value Fund

	Shares Held	Value
Insurance — 6.31%
American International Group, Inc.	35,869	$1,707,364
Tokio Marine Holdings, Inc. (v)	14,300	658,662
		2,366,026
TOTAL FINANCIALS		10,587,375
HEALTH CARE — 7.96% Health Care Equipment & Supplies — 0.92%
Medtronic PLC	2,800	347,564
Health Care Providers & Services — 5.90%
Anthem, Inc.	3,915	1,494,747
CVS Health Corp.	8,600	717,584
		2,212,331
Pharmaceuticals — 1.14%
GlaxoSmithKline PLC — ADR	10,719	426,831
TOTAL HEALTH CARE		2,986,726
INDUSTRIALS — 18.37% Aerospace & Defense — 5.38%
Airbus SE (a) (v)	4,900	631,377
Babcock International Group PLC (a) (v)	89,400	358,816
BAE Systems PLC (v)	142,159	1,027,243
		2,017,436
Air Freight & Logistics — 2.91%
Royal Mail PLC (v)	136,487	1,091,327
Airlines — 0.84%
Qantas Airways Ltd. (a) (v)	90,200	314,888
Industrial Conglomerates — 4.37%
General Electric Company	121,872	1,640,397
Machinery — 3.28%
CNH Industrial NV	46,982	785,539
Cummins, Inc.	1,829	445,929
		1,231,468
Road & Rail — 1.59%
AMERCO	1,012	596,473
TOTAL INDUSTRIALS		6,891,989
INFORMATION TECHNOLOGY — 16.37% Communications Equipment — 4.32%
F5 Networks, Inc. (a)	7,000	1,306,620
Telefonaktiebolaget LM Ericsson — ADR	24,872	312,890
		1,619,510
Electronic Equipment, Instruments & Components — 2.87%
Corning, Inc.	8,473	346,546
TE Connectivity Ltd.	5,400	730,134
		1,076,680
IT Services — 2.81%
Euronet Worldwide, Inc. (a)	7,800	1,055,730
	Shares Held	Value
Software — 5.26%
Microsoft Corp.	4,413	$1,195,482
Oracle Corp.	9,975	776,454
		1,971,936
Technology Hardware, Storage & Peripherals — 1.11%
Hewlett Packard Enterprise Company	28,587	416,798
TOTAL INFORMATION TECHNOLOGY		6,140,654
REAL ESTATE — 0.52% Equity Real Estate Investment Trusts — 0.52%
Seritage Growth Properties (a)	10,643	195,831
TOTAL REAL ESTATE		195,831
Total common stocks (Cost $28,545,987)		36,593,954
CONVERTIBLE BONDS — 0.11%	Principal Amount
FINANCIALS — 0.11% Capital Markets — 0.11%
Credit Suisse Group Guernsey VII Ltd. 3.000%, 11/12/2021 (r)	$33,000	40,163
TOTAL FINANCIALS		40,163
Total convertible bonds (Cost $36,854)		40,163
Total long-term investments (Cost $28,582,841)		36,634,117
SHORT-TERM INVESTMENTS — 1.94%
Time Deposits — 1.94%
Skandinaviska Enskilda Banken, 0.01%, 07/01/2021*	728,792	728,792
Total short-term investments (Cost $728,792)		728,792
Total investments — 99.61% (Cost $29,311,633)		37,362,909
Other assets in excess of liabilities — 0.39%		146,168
Net assets — 100.00%		$37,509,077

(a) — Non-income producing security.

(r) — Rule 144A security under the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $386,719, which represented 1.03% of net assets.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $10,581,405, which represented 28.21% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2021

Hotchkis & Wiley International Value Fund

Largest Equity Holdings	Percent of net assets
Royal Mail PLC	4.58%
Credit Suisse Group AG	4.12%
CNH Industrial NV	3.77%
ING Groep NV	3.62%
Heineken Holding NV	3.39%
Accor SA	3.31%
BAE Systems PLC	3.13%
Airbus SE	2.95%
BNP Paribas SA	2.93%
Tokio Marine Holdings, Inc.	2.89%

* Based on country of risk.

+ Sum of countries shown is greater than 100% due to short-term securities and liabilities in excess of other assets of (0.43)%.

COMMON STOCKS — 100.24%	Shares Held	Value
COMMUNICATION SERVICES — 3.62% Media — 1.56%
RTL Group SA (v)	670	$39,900
Wireless Telecommunication Services — 2.06%
Vodafone Group PLC (v)	31,346	52,537
TOTAL COMMUNICATION SERVICES		92,437
CONSUMER DISCRETIONARY — 11.28% Auto Components — 2.33%
Magna International, Inc.	642	59,475
Automobiles — 1.01%
Bayerische Motoren Werke AG (v)	286	25,728
Hotels, Restaurants & Leisure — 5.29%
Accor SA (a) (v)	2,260	84,532
Compass Group PLC (a) (v)	2,400	50,563
		135,095
Internet & Catalog Retail — 2.65%
Points International Ltd. (a)	3,900	67,643
TOTAL CONSUMER DISCRETIONARY		287,941
CONSUMER STAPLES — 11.97% Beverages — 5.56%
Britvic PLC (v)	2,000	25,963
Coca-Cola Europacific Partners PLC	500	29,660
Heineken Holding NV (v)	857	86,478
		142,101
Food & Staples Retailing — 0.60%
Tesco PLC (v)	4,938	15,254
Food Products — 1.54%
Ezaki Glico Company Ltd. (v)	300	11,180
Gruma SAB de CV	2,500	28,100
		39,280
	Shares Held	Value
Household Products — 2.63%
Henkel AG & Company KGaA (v)	730	$67,225
Personal Products — 1.11%
Unilever PLC (v)	488	28,516
Tobacco — 0.53%
Scandinavian Tobacco Group A/S (r) (v)	657	13,424
TOTAL CONSUMER STAPLES		305,800
ENERGY — 11.73% Energy Equipment & Services — 4.37%
Frank's International NV (a)	8,157	24,716
Schlumberger NV	1,400	44,814
Subsea 7 SA (v)	4,400	42,229
		111,759
Oil, Gas & Consumable Fuels — 7.36%
Cairn Energy PLC (v)	23,630	47,730
Cenovus Energy, Inc.	3,600	34,443
Kosmos Energy Ltd. (a)	4,968	17,189
Royal Dutch Shell PLC (v)	1,327	26,813
Suncor Energy, Inc.	1,300	31,137
TotalEnergies SE (v)	675	30,579
		187,891
TOTAL ENERGY		299,650
FINANCIALS — 30.71% Banks — 17.09%
ABN AMRO Bank NV (a) (r) (v)	3,100	37,564
AIB Group PLC (a) (v)	11,000	28,387
Bank of Ireland Group PLC (a) (v)	4,400	23,611
Barclays PLC (v)	17,117	40,620
BNP Paribas SA (v)	1,194	74,934
ING Groep NV (v)	6,967	92,481

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2021

Hotchkis & Wiley International Value Fund

	Shares Held	Value
Natwest Group PLC (v)	9,300	$26,173
Societe Generale SA (v)	1,931	57,122
UniCredit SpA (v)	4,700	55,567
		436,459
Capital Markets — 5.64%
Credit Suisse Group AG (v)	10,048	$105,182
Rothschild & Company	1,000	38,833
		144,015
Insurance — 7.98%
Enstar Group Ltd. (a)	299	71,437
Global Indemnity Group LLC	918	24,189
Tokio Marine Holdings, Inc. (v)	1,600	73,696
Zurich Insurance Group AG (v)	86	34,543
		203,865
TOTAL FINANCIALS		784,339
HEALTH CARE — 5.19% Health Care Equipment & Supplies — 3.68%
Koninklijke Philips NV (v)	667	33,106
Medtronic PLC	490	60,824
		93,930
Pharmaceuticals — 1.51%
GlaxoSmithKline PLC (v)	1,309	25,734
Sanofi (v)	123	12,923
		38,657
TOTAL HEALTH CARE		132,587
INDUSTRIALS — 19.54% Aerospace & Defense — 7.74%
Airbus SE (a) (v)	585	75,379
Babcock International Group PLC (a) (v)	10,500	42,143
BAE Systems PLC (v)	11,075	80,028
		197,550
Air Freight & Logistics — 4.58%
Royal Mail PLC (v)	14,629	116,971
Airlines — 1.94%
Qantas Airways Ltd. (a) (v)	14,200	49,572
Industrial Conglomerates — 1.24%
Siemens AG (v)	200	31,756
Machinery — 3.77%
CNH Industrial NV	5,753	96,190
Professional Services — 0.27%
Hudson Global, Inc. (a)	399	6,994
TOTAL INDUSTRIALS		499,033
INFORMATION TECHNOLOGY — 6.20% Communications Equipment — 2.04%
Telefonaktiebolaget LM Ericsson (v)	4,144	52,106
	Shares Held	Value
Electronic Equipment, Instruments & Components — 3.08%
Landis+Gyr Group AG (a) (v)	360	$25,143
TE Connectivity Ltd.	395	53,408
		78,551
Semiconductors & Semiconductor Equipment — 1.08%
Taiwan Semiconductor Manufacturing Company Ltd. — ADR	230	27,637
TOTAL INFORMATION TECHNOLOGY		158,294
Total common stocks (Cost $2,070,796)		2,560,081
CONVERTIBLE BONDS — 0.19%	Principal Amount
FINANCIALS — 0.19% Capital Markets — 0.19%
Credit Suisse Group Guernsey VII Ltd. 3.000%, 11/12/2021 (r)	$4,000	4,868
TOTAL FINANCIALS		4,868
Total convertible bonds (Cost $4,467)		4,868
Total long-term investments (Cost $2,075,263)		2,564,949
SHORT-TERM INVESTMENTS — 0.43%
Time Deposits — 0.43%
Banco Bilbao Vizcaya Argentaria SA, 0.01%, 07/01/2021*	10,911	10,911
Total short-term investments (Cost $10,911)		10,911
Total investments — 100.86% (Cost $2,086,174)		2,575,860
Liabilities in excess of other assets — (0.86)%		(21,847)
Net assets — 100.00%		$2,554,013

(a) — Non-income producing security.

(r)   — Rule 144A security under the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $55,856, which represented 2.19% of net assets.

(v)   — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $1,843,392, which represented 72.18% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2021

Hotchkis & Wiley International Small Cap Diversified Value Fund

Largest Equity Holdings	Percent of net assets
Mazda Motor Corp.	0.64%
Birchcliff Energy Ltd.	0.62%
TechnipFMC PLC	0.58%
Aumann AG	0.58%
Baader Bank AG	0.58%
Kosmos Energy Ltd.	0.58%
Banca IFIS SpA	0.57%
IOOF Holdings Ltd.	0.57%
Vermilion Energy, Inc.	0.57%
TS Tech Company Ltd.	0.56%

* Based on country of risk.

COMMON STOCKS — 99.35%	Shares Held	Value
COMMUNICATION SERVICES — 2.33% Diversified Telecommunication Services — 0.48%
O2 Czech Republic AS	2,600	$31,916
Entertainment — 0.40%
Akatsuki, Inc. (v)	400	12,801
GungHo Online Entertainment, Inc. (v)	700	13,902
		26,703
Media — 1.45%
APG SGA SA (a)	140	34,347
Atresmedia Corp. de Medios de Comunicacion SA (a) (v)	2,700	11,834
Mediaset Espana Comunicacion SA (a) (v)	3,100	19,409
Metropole Television SA (v)	900	18,923
TX Group AG (a) (v)	130	12,072
		96,585
TOTAL COMMUNICATION SERVICES		155,204
CONSUMER DISCRETIONARY — 11.09% Auto Components — 2.07%
Cie Plastic Omnium SA (v)	600	18,763
FCC Company Ltd. (v)	1,400	20,388
NHK Spring Company Ltd. (v)	2,600	21,402
Nokian Renkaat Oyj (v)	400	16,160
Toyota Boshoku Corp. (v)	1,200	24,908
TS Tech Company Ltd. (v)	2,400	37,160
		138,781
Automobiles — 1.06%
Mazda Motor Corp. (a) (v)	4,500	42,455
Mitsubishi Motors Corp. (a) (v)	4,900	13,801
Trigano SA (v)	70	14,474
		70,730
	Shares Held	Value
Distributors — 0.48%
Inchcape PLC (v)	3,000	$31,928
Diversified Consumer Services — 0.54%
Anexo Group PLC	18,000	35,980
Hotels, Restaurants & Leisure — 0.47%
Dalata Hotel Group PLC (a) (v)	6,800	30,989
Household Durables — 2.08%
Crest Nicholson Holdings PLC (a) (v)	2,300	13,364
Henry Boot PLC	3,500	12,491
Portmeirion Group PLC (a)	1,500	14,525
Redrow PLC (v)	3,700	31,386
Tachikawa Corp. (v)	2,800	33,364
Tamron Company Ltd. (v)	1,500	32,919
		138,049
Internet & Catalog Retail — 0.20%
Takkt AG (v)	800	13,302
Leisure Products — 0.72%
Furyu Corp. (v)	2,200	27,855
Photo-Me International PLC (a)	20,500	20,162
		48,017
Specialty Retail — 2.37%
Adastria Company Ltd. (v)	1,900	34,806
AOKI Holdings, Inc. (v)	5,800	34,788
Clas Ohlson AB (v)	1,900	19,595
Hornbach Baumarkt AG	300	13,180
Mobilezone Holding AG (v)	1,600	18,829
Premier Investments Ltd. (v)	700	14,989
Super Retail Group Ltd. (v)	2,200	21,273
		157,460

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2021

Hotchkis & Wiley International Small Cap Diversified Value Fund

	Shares Held	Value
Textiles, Apparel & Luxury Goods — 1.10%
Chargeurs SA (v)	700	$19,455
Hagihara Industries, Inc. (v)	1,500	19,181
HUGO BOSS AG (v)	400	21,787
The Japan Wool Textile Company Ltd. (v)	1,500	13,074
		73,497
TOTAL CONSUMER DISCRETIONARY		738,733
CONSUMER STAPLES — 6.10% Beverages — 0.75%
Corby Spirit and Wine Ltd.	1,300	18,898
Stock Spirits Group PLC (v)	8,700	31,486
		50,384
Food & Staples Retailing — 1.22%
Amsterdam Commodities NV	500	13,577
Arcs Company Ltd. (v)	900	19,591
Kato Sangyo Company Ltd. (v)	1,100	33,547
Metcash Ltd. (v)	4,800	14,394
		81,109
Food Products — 3.31%
Austevoll Seafood ASA (v)	1,500	18,618
Ebara Foods Industry, Inc. (v)	1,400	32,857
Ezaki Glico Company Ltd. (v)	400	14,907
Greencore Group PLC (a) (v)	7,700	13,386
Itoham Yonekyu Holdings, Inc. (v)	2,200	14,169
Neto ME Holdings Ltd. (v)	300	14,078
Nippn Corp. (v)	1,100	15,531
Nitto Fuji Flour Milling Company Ltd. (v)	300	19,098
Savencia SA	150	12,593
Tassal Group Ltd. (v)	12,400	33,274
Tate & Lyle PLC (v)	1,200	12,273
Wynnstay Group PLC	2,900	19,637
		220,421
Personal Products — 0.27%
HABA Laboratories, Inc. (v)	500	17,986
Tobacco — 0.55%
Scandinavian Tobacco Group A/S (r) (v)	1,800	36,777
TOTAL CONSUMER STAPLES		406,677
ENERGY — 5.74% Energy Equipment & Services — 2.06%
Frank's International NV (a)	9,500	28,785
Subsea 7 SA (v)	3,200	30,712
Technip Energies NV (a)	1,360	18,642
TechnipFMC PLC (a) (v)	4,300	38,830
TerraVest Industries, Inc.	1,300	20,366
		137,335
	Shares Held	Value
Oil, Gas & Consumable Fuels — 3.68%
Birchcliff Energy Ltd.	9,800	$41,110
Cairn Energy PLC (v)	13,961	28,200
Cardinal Energy Ltd. (a) (m)	8,100	22,805
Crescent Point Energy Corp.	8,100	36,658
Kosmos Energy Ltd. (a)	11,100	38,406
Pantheon Resources PLC (a) (v)	48,600	27,793
Pilipinas Shell Petroleum Corp. (a)	29,700	12,168
Vermilion Energy, Inc. (a)	4,300	37,672
		244,812
TOTAL ENERGY		382,147
FINANCIALS — 25.31% Banks — 9.90%
The Aichi Bank Ltd. (v)	500	12,467
Banca Popolare di Sondrio SCPA (v)	4,700	20,419
Banco de Sabadell SA (a) (v)	49,600	33,862
Bank Danamon Indonesia Tbk PT (v)	81,100	11,419
Bank Millennium SA (a)	30,000	36,664
Caisse Regionale de Credit Agricole Mutuel Brie Picardie (v)	1,200	31,726
Caisse Regionale de Credit Agricole Mutuel de Normandie-Seine	220	28,565
Caisse Regionale de Credit Agricole Mutuel de Paris et d'Ile-de-France (v)	360	31,209
Caisse Regionale de Credit Agricole Mutuel d'Ille-et-Vilaine (v)	190	17,801
Caisse Regionale de Credit Agricole Mutuel Nord de France	700	17,186
Caisse Regionale de Credit Agricole Mutuel Toulouse 31	230	27,242
Canadian Western Bank	700	19,652
Collector AB (a) (v)	8,700	37,110
Dah Sing Financial Holdings Ltd. (v)	10,400	35,527
The Hachijuni Bank Ltd. (v)	5,800	18,749
The Iyo Bank Ltd. (v)	4,200	20,697
Jutlander Bank A/S	400	21,686
The Keiyo Bank Ltd. (v)	5,200	19,075
Komplett Bank ASA	18,400	18,742
The Musashino Bank Ltd. (v)	800	12,033
Norwegian Finans Holding ASA (v)	1,100	12,391
Pareto Bank ASA	3,300	19,930
The Shikoku Bank Ltd. (v)	2,100	13,186
Sparebank 1 Oestlandet	1,400	19,349
Sparebanken Vest (v)	1,900	19,761
Sparekassen Sjaelland-Fyn A/S (a)	1,000	24,078
Suruga Bank Ltd. (v)	10,800	32,382
The Tochigi Bank Ltd. (v)	8,800	13,577

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2021

Hotchkis & Wiley International Small Cap Diversified Value Fund

	Shares Held	Value
TOMONY Holdings, Inc. (v)	4,900	$12,964
Unicaja Banco SA (r) (v)	19,600	20,113
		659,562
Capital Markets — 6.97%
ABG Sundal Collier Holding ASA	19,500	22,285
AGF Management Ltd.	5,200	33,308
Atreyu Capital Markets Ltd. (v)	1,300	20,630
Baader Bank AG (a) (v)	3,500	38,465
Flow Traders (r)	500	21,510
GAM Holding AG (a) (v)	14,100	30,649
IOOF Holdings Ltd. (v)	11,800	37,737
Jupiter Fund Management PLC (v)	3,700	14,440
Man Group PLC (v)	5,600	13,930
Manolete Partners PLC	9,500	29,897
Meitav Dash Investments Ltd. (v)	2,300	12,631
Navigator Global Investments Ltd. (v)	27,700	37,007
Numis Corp. PLC	6,200	30,446
Rothschild & Company	900	34,950
Sawada Holdings Company Ltd. (v)	3,600	32,365
Toyo Securities Company Ltd. (v)	23,200	33,604
Value Partners Group Ltd. (v)	32,000	20,407
		464,261
Consumer Finance — 1.87%
AEON Financial Service Company Ltd. (v)	2,900	34,225
Hoist Finance AB (a) (r) (v)	8,700	35,369
Nawi Brothers Ltd. (v)	4,700	35,858
Resurs Holding AB (r) (v)	3,800	18,775
		124,227
Diversified Financial Services — 2.56%
Banca IFIS SpA (v)	2,400	38,177
Burford Capital Ltd. (v)	3,100	31,933
Challenger Ltd. (v)	3,400	13,775
Financial Products Group Company Ltd. (v)	5,000	33,353
GRENKE AG	500	21,936
Plus500 Ltd. (v)	1,700	31,424
		170,598
Insurance — 3.82%
AUB Group Ltd. (v)	1,200	20,121
Beazley PLC (a) (v)	7,400	34,065
Clal Insurance Enterprises Holdings Ltd. (a) (v)	1,100	21,848
Coface SA (v)	1,600	19,418
Grupo Catalana Occidente SA	300	11,579
Hiscox Ltd. (a) (v)	2,900	33,403
Lancashire Holdings Ltd. (v)	3,800	32,239
	Shares Held	Value
Unipol Gruppo SpA (v)	5,100	$27,811
UNIQA Insurance Group AG (v)	2,400	20,900
Vienna Insurance Group AG Wiener Versicherung Gruppe	1,200	32,940
		254,324
Thrifts & Mortgage Finance — 0.19%
Asax Company Ltd. (v)	2,100	12,837
TOTAL FINANCIALS		1,685,809
HEALTH CARE — 3.26% Health Care Equipment & Supplies — 0.61%
Draegerwerk AG & Company KGaA (v)	230	21,394
Paramount Bed Holdings Company Ltd. (v)	1,100	19,585
		40,979
Health Care Providers & Services — 2.07%
Estia Health Ltd. (a) (v)	18,300	33,864
FALCO HOLDINGS Company Ltd. (v)	1,300	19,540
Regis Healthcare Ltd. (v)	13,600	19,901
Ship Healthcare Holdings, Inc. (v)	600	14,019
Toho Holdings Company Ltd. (v)	2,200	35,472
Virtus Health Ltd. (v)	3,000	14,852
		137,648
Health Care Technology — 0.30%
GPI SpA (a) (v)	1,200	19,736
Pharmaceuticals — 0.28%
Tsumura & Company (v)	600	18,860
TOTAL HEALTH CARE		217,223
INDUSTRIALS — 23.23% Aerospace & Defense — 3.32%
Austal Ltd. (v)	21,100	32,432
Avio SpA (v)	2,100	31,011
Babcock International Group PLC (a) (v)	8,200	32,911
Meggitt PLC (a) (v)	3,100	19,803
QinetiQ Group PLC (v)	4,300	20,468
Saab AB (v)	1,200	31,858
Senior PLC (a) (v)	14,400	30,153
Ultra Electronics Holdings PLC (v)	700	22,186
		220,822
Air Freight & Logistics — 1.25%
bpost SA (a) (v)	1,800	21,596
Oesterreichische Post AG (v)	400	21,294
PostNL NV (v)	3,700	20,103
Wincanton PLC	3,300	20,085
		83,078

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2021

Hotchkis & Wiley International Small Cap Diversified Value Fund

	Shares Held	Value
Building Products — 1.29%
Centrotec SE	1,000	$25,256
Inrom Construction Industries Ltd. (v)	2,400	11,046
Nichiha Corp. (v)	500	12,730
Norcros PLC	4,800	21,845
Takasago Thermal Engineering Company Ltd. (v)	900	15,019
		85,896
Commercial Services & Supplies — 2.16%
Aggreko PLC (v)	1,600	19,096
Daiseki Company Ltd. (v)	400	17,968
Downer EDI Ltd. (v)	3,100	12,987
ISS A/S (a) (v)	700	16,472
Loomis AB (v)	1,000	31,284
Okamura Corp. (v)	1,300	17,620
Pilot Corp. (v)	400	13,574
Societe BIC SA (v)	210	14,605
		143,606
Construction & Engineering — 3.09%
Balfour Beatty PLC (v)	3,000	12,751
Grupo Empresarial San Jose SA (v)	1,800	11,126
Hazama Ando Corp. (v)	1,900	13,987
Implenia AG (a)	700	18,218
Keller Group PLC	1,100	12,203
Kumagai Gumi Company Ltd. (v)	500	12,619
Maire Tecnimont SpA (v)	6,100	22,330
Monadelphous Group Ltd. (v)	1,800	14,102
Morgan Sindall Group PLC	400	11,924
Per Aarsleff Holding A/S (v)	300	13,519
Severfield PLC	12,100	13,391
Strabag SE (v)	300	12,866
Sumitomo Mitsui Construction Company Ltd. (v)	2,800	11,902
Taikisha Ltd. (v)	400	11,937
Tobishima Corp. (v)	1,400	13,268
		206,143
Industrial Conglomerates — 1.25%
Indus Holding AG (v)	500	19,803
MBB SE (v)	210	32,816
Rheinmetall AG (v)	310	30,632
		83,251
Machinery — 7.63%
ANDRITZ AG (v)	400	22,497
Aumann AG (a) (r) (v)	1,900	38,669
Bucher Industries AG (v)	40	20,946
Danieli & C Officine Meccaniche SpA	2,000	34,482
	Shares Held	Value
Duerr AG (v)	900	$34,230
Ebara Corp. (v)	300	14,777
Frencken Group Ltd. (v)	11,300	15,747
Fu Yu Corp. Ltd.	55,600	12,818
Glory Ltd. (v)	900	18,692
The Japan Steel Works Ltd. (v)	500	12,837
Manitou BF SA	600	19,209
Meidensha Corp. (v)	600	11,925
Morgan Advanced Materials PLC (v)	4,800	23,458
Nitta Corp. (v)	800	18,696
Noritake Company Ltd. (v)	600	22,793
OKUMA Corp. (v)	300	14,698
OSG Corp. (v)	800	13,886
Ponsse Oyj (v)	300	15,090
Shibuya Corp. (v)	700	19,603
Shinmaywa Industries Ltd. (v)	1,400	12,095
Sulzer AG (v)	170	23,523
Takeuchi Manufacturing Company Ltd. (v)	800	19,930
Talgo SA (a) (r) (v)	2,600	14,718
Tsubakimoto Chain Company (v)	700	19,988
Tsukishima Kikai Company Ltd. (v)	1,800	18,756
Wacker Neuson SE (v)	500	14,398
		508,461
Professional Services — 1.89%
Assystem SA	400	14,822
Bertrandt AG (v)	500	33,452
Gateley Holdings PLC	5,100	15,097
Impellam Group PLC (a) (v)	3,300	12,779
McMillan Shakespeare Ltd. (v)	2,300	22,306
Persol Holdings Company Ltd. (v)	600	11,848
SThree PLC (v)	2,400	15,340
		125,644
Road & Rail — 0.39%
Nikkon Holdings Company Ltd. (v)	600	13,087
Sankyu, Inc. (v)	300	13,037
		26,124
Trading Companies & Distributors — 0.96%
Ferronordic AB	1,400	36,889
Kanamoto Company Ltd. (v)	600	13,858
Kanematsu Corp. (v)	1,000	13,317
		64,064
TOTAL INDUSTRIALS		1,547,089
INFORMATION TECHNOLOGY — 5.90% Communications Equipment — 0.46%
Evertz Technologies Ltd.	2,600	30,182

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2021

Hotchkis & Wiley International Small Cap Diversified Value Fund

	Shares Held	Value
Electronic Equipment, Instruments & Components — 3.32%
Alps Alpine Company Ltd. (v)	3,200	$33,866
Celestica, Inc. (a)	4,200	32,933
Daitron Company Ltd. (v)	1,900	34,253
Esprinet SpA (v)	800	14,061
Horiba Ltd. (v)	200	12,980
Japan Aviation Electronics Industry Ltd. (v)	2,000	35,320
Kaga Electronics Company Ltd. (v)	900	24,107
V Technology Company Ltd. (v)	700	33,588
		221,108
IT Services — 1.23%
CSE Global Ltd. (v)	46,500	18,364
DTS Corp. (v)	500	11,925
Global Dominion Access SA (a) (r)	2,700	13,991
KNOW IT AB	600	19,666
Sword Group (v)	400	18,130
		82,076
Semiconductors & Semiconductor Equipment — 0.21%
UMS Holdings Ltd. (v)	12,500	14,173
Software — 0.68%
Silverlake Axis Ltd. (v)	178,800	31,341
System Research Company Ltd. (v)	700	14,133
		45,474
TOTAL INFORMATION TECHNOLOGY		393,013
MATERIALS — 10.91% Chemicals — 3.08%
ASAHI YUKIZAI Corp. (v)	1,100	13,253
Dai Nippon Toryo Company Ltd. (v)	4,200	31,847
Kanto Denka Kogyo Company Ltd. (v)	4,000	35,717
Nihon Parkerizing Company Ltd. (v)	1,200	12,022
Sumitomo Seika Chemicals Company Ltd. (v)	1,100	35,619
Toagosei Company Ltd. (v)	2,000	20,338
Tokuyama Corp. (v)	1,700	34,632
Yushiro Chemical Industry Company Ltd. (v)	2,000	21,587
		205,015
Construction Materials — 2.36%
Buzzi Unicem SpA (v)	700	18,596
Cementir Holding NV (v)	3,100	31,644
CSR Ltd. (v)	4,300	18,585
Forterra PLC (r)	8,900	33,241
H+H International A/S (a) (v)	700	21,473
Vicat SA (v)	700	33,855
		157,394
	Shares Held	Value
Containers & Packaging — 1.08%
Fuji Seal International, Inc. (v)	600	$12,599
Mayr Melnhof Karton AG	90	19,166
Takemoto Yohki Company Ltd. (v)	2,300	21,552
Winpak Ltd.	600	18,717
		72,034
Metals & Mining — 2.78%
Anglo Pacific Group PLC (v)	10,200	19,624
Dowa Holdings Company Ltd. (v)	300	11,842
MACA Ltd. (v)	34,200	19,340
Macmahon Holdings Ltd. (v)	98,200	13,983
Mount Gibson Iron Ltd. (v)	47,200	33,425
OceanaGold Corp. (a) (m)	11,400	21,612
Regis Resources Ltd. (v)	18,000	31,867
Sandfire Resources Ltd. (v)	3,800	19,399
Tokyo Steel Manufacturing Company Ltd. (v)	1,400	13,979
		185,071
Paper & Forest Products — 1.61%
Altri SGPS SA (v)	2,000	12,437
Iberpapel Gestion SA (v)	1,500	31,823
Miquel y Costas & Miquel SA	1,100	21,339
The Navigator Company SA (v)	5,800	19,865
Stella-Jones, Inc.	600	21,602
		107,066
TOTAL MATERIALS		726,580
REAL ESTATE — 2.93% Equity Real Estate Investment Trusts — 1.14%
First Real Estate Investment Trust	50,600	9,972
Impact Healthcare Reit PLC (v)	21,200	32,572
SmartCentres Real Estate Investment Trust	1,400	33,170
		75,714
Real Estate Management & Development — 1.79%
Airport City Ltd. (a) (v)	1,900	31,857
Great Eagle Holdings Ltd. (v)	10,000	33,961
Nisshin Group Holdings Company Ltd. (v)	8,200	34,075
Shinoken Group Company Ltd. (v)	1,800	19,728
		119,621
TOTAL REAL ESTATE		195,335
UTILITIES — 2.55% Electric Utilities — 0.89%
EVN AG (v)	900	21,210
Fjordkraft Holding ASA (r) (v)	2,200	13,079
Hokkaido Electric Power Company, Inc. (v)	2,800	12,692
Hokuriku Electric Power Company (v)	2,200	12,007
		58,988

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2021

Hotchkis & Wiley International Small Cap Diversified Value Fund

	Shares Held	Value
Gas Utilities — 0.78%
Hiroshima Gas Company Ltd. (v)	5,700	$19,633
Italgas SpA (v)	5,000	32,706
		52,339
Independent Power and Renewable Electricity Producers — 0.17%
Electric Power Development Company Ltd. (v)	800	11,446
Multi-Utilities — 0.71%
ACEA SpA (v)	600	13,872
Centrica PLC (a) (v)	46,500	33,144
		47,016
TOTAL UTILITIES		169,789
Total common stocks (Cost $5,545,052)		6,617,599
Total long-term investments (Cost $5,545,052)		6,617,599
SHORT-TERM INVESTMENTS — 1.18%	Principal Amount
Time Deposits — 1.18%
Australia and New Zealand Banking Group Ltd., 0.01%, 07/01/2021*	$78,937	78,937
Total short-term investments (Cost $78,937)		78,937
Total investments — 100.53% (Cost $5,623,989)		6,696,536
Liabilities in excess of other assets — (0.53)%		(35,609)
Net assets — 100.00%		$6,660,927

(a) — Non-income producing security.

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $44,417, which represented 0.67% of net assets.

(r) — Rule 144A security under the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $246,242, which represented 3.70% of net assets.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $5,129,906, which represented 77.01% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2021

Hotchkis & Wiley Value Opportunities Fund

Largest Holdings*	Percent of net assets
F5 Networks, Inc.	7.31%
General Electric Company	5.59%
AMERCO	5.12%
Wells Fargo & Company	5.04%
NOV, Inc.	4.43%
Microsoft Corp.	3.87%
Credit Suisse Group AG	3.84%
American International Group, Inc.	3.55%
Range Resources Corp.	3.33%
Triple-S Management Corp.	3.08%

* Excluding short-term securities

COMMON STOCKS — 97.27%	Shares Held	Value
COMMUNICATION SERVICES — 10.43% Interactive Media & Services — 2.55%
Alphabet, Inc. (a)	5,700	$13,918,203
Media — 6.43%
Discovery, Inc. (a)	577,900	16,747,542
MDC Partners, Inc. (a)	1,666,400	9,748,440
News Corp.	329,900	8,501,523
		34,997,505
Wireless Telecommunication Services — 1.45%
Vodafone Group PLC — ADR	460,300	7,884,939
TOTAL COMMUNICATION SERVICES		56,800,647
CONSUMER DISCRETIONARY — 6.30% Automobiles — 2.35%
General Motors Company (a)	216,100	12,786,637
Hotels, Restaurants & Leisure — 1.21%
Accor SA (a) (v)	175,300	6,556,840
Internet & Catalog Retail — 0.43%
Points International Ltd. (a)	136,100	2,340,920
Specialty Retail — 2.31%
The ODP Corp. (a)	262,270	12,591,583
TOTAL CONSUMER DISCRETIONARY		34,275,980
CONSUMER STAPLES — 3.37% Beverages — 0.49%
Heineken Holding NV (v)	26,500	2,674,077
Tobacco — 2.88%
Philip Morris International, Inc.	158,300	15,689,113
TOTAL CONSUMER STAPLES		18,363,190
ENERGY — 13.32% Energy Equipment & Services — 5.25%
Frank's International NV (a) (l)	1,096,800	3,323,304
Mcdermott International Ltd. (a)	2,266,028	1,110,354
NOV, Inc. (a)	1,575,300	24,133,596
		28,567,254
	Shares Held	Value
Oil, Gas & Consumable Fuels — 8.07%
Cairn Energy PLC (v)	2,777,145	$5,609,536
Equitrans Midstream Corp.	493,000	4,195,430
Hess Corp.	105,800	9,238,456
Range Resources Corp. (a)	1,081,800	18,130,968
Royal Dutch Shell PLC — ADR	167,200	6,754,880
		43,929,270
TOTAL ENERGY		72,496,524
FINANCIALS — 21.10% Banks — 6.20%
Popular, Inc.	84,400	6,334,220
Wells Fargo & Company	605,600	27,427,624
		33,761,844
Capital Markets — 7.89%
Credit Suisse Group AG — ADR (l)	1,994,500	20,922,305
The Goldman Sachs Group, Inc.	36,400	13,814,892
State Street Corp.	100,000	8,228,000
		42,965,197
Diversified Financial Services — 2.95%
Berkshire Hathaway, Inc. (a)	57,900	16,091,568
Insurance — 4.06%
American International Group, Inc. (c)	406,300	19,339,880
Global Indemnity Group LLC	104,400	2,750,940
		22,090,820
TOTAL FINANCIALS		114,909,429
HEALTH CARE — 5.55% Health Care Providers & Services — 5.55%
Anthem, Inc.	35,200	13,439,360
Triple-S Management Corp. (a)	753,600	16,782,672
TOTAL HEALTH CARE		30,222,032

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2021

Hotchkis & Wiley Value Opportunities Fund

	Shares Held	Value
INDUSTRIALS — 16.53% Aerospace & Defense — 1.66%
Babcock International Group PLC (a) (v)	2,247,600	$9,020,981
Air Freight & Logistics — 3.03%
Royal Mail PLC (c) (v)	2,061,200	16,481,009
Construction & Engineering — 0.98%
Fluor Corp. (a)	303,200	5,366,640
Industrial Conglomerates — 5.59%
General Electric Company (c)	2,260,000	30,419,600
Professional Services — 0.15%
Hudson Global, Inc. (a)	48,170	844,420
Road & Rail — 5.12%
AMERCO	47,300	27,878,620
TOTAL INDUSTRIALS		90,011,270
INFORMATION TECHNOLOGY — 15.72% Communications Equipment — 7.31%
F5 Networks, Inc. (a)	213,200	39,795,912
Electronic Equipment, Instruments & Components — 0.86%
Arrow Electronics, Inc. (a)	40,900	4,655,647
IT Services — 2.62%
Euronet Worldwide, Inc. (a)	105,500	14,279,425
Software — 4.93%
Microsoft Corp. (c)	77,800	21,076,020
Oracle Corp.	74,200	5,775,728
		26,851,748
TOTAL INFORMATION TECHNOLOGY		85,582,732
MATERIALS — 2.79% Chemicals — 2.42%
Iracore Investments Holdings, Inc. — Class A (Acquired 04/13/2017, Cost $6,892,250) (f) (i) (m) (o) (u)	32,422	12,061,957
UTEX Industries, Inc. (Acquired 05/11/2021, Cost $757,278) (a) (i) (m)	24,058	1,094,639
		13,156,596
Metals & Mining — 0.37%
American Zinc Recycling Corp. (Acquired 07/24/2014 — 12/10/2019, Cost $7,951,436) (a) (f) (i) (m) (u)	7,042	2,008,815
TOTAL MATERIALS		15,165,411
REAL ESTATE — 2.16% Equity Real Estate Investment Trusts — 2.16%
Seritage Growth Properties (a) (l)	640,700	11,788,880
TOTAL REAL ESTATE		11,788,880
Total common stocks (Cost $441,185,293)		529,616,095
CONVERTIBLE PREFERRED STOCKS — 0.71%	Shares Held	Value
INDUSTRIALS — 0.71% Construction & Engineering — 0.71%
Fluor Corp., 6.500% (i) (r)	3,651	$3,891,601
TOTAL INDUSTRIALS		3,891,601
Total convertible preferred stocks (Cost $3,651,000)		3,891,601
PREFERRED STOCKS — 0.10%
FINANCIALS — 0.10% Thrifts & Mortgage Finance — 0.10%
Federal Home Loan Mortgage Corp. — Series K (a)	33,900	121,701
Federal Home Loan Mortgage Corp. — Series N (a)	118,600	370,032
Federal Home Loan Mortgage Corp. — Series S (a)	18,700	62,084
TOTAL FINANCIALS		553,817
Total preferred stocks (Cost $274,262)		553,817
TERM LOANS — 0.91%	Principal Amount
CONSUMER DISCRETIONARY — 0.07% Specialty Retail — 0.07%
Ascena Retail Group, Inc. 5.250% (3 Month LIBOR USD + 4.500%), 08/21/2022 (Acquired 07/15/2019 — 11/04/2019, Cost $5,774,961) (b) (d) (i) (m)	$8,654,049	370,610
TOTAL CONSUMER DISCRETIONARY		370,610
ENERGY — 0.17% Energy Equipment & Services — 0.17%
Lealand Finance Company BV 3.104% (1 Month LIBOR USD + 3.000%), 06/28/2024 (Acquired 06/30/2020, Cost $442,883) (b) (m)	442,883	287,873
1.104% Cash and 3.000% PIK (1 Month LIBOR USD + 4.000%), 06/30/2025 (Acquired 06/30/2020 — 06/01/2021, Cost $1,464,894) (b) (m) (p)	1,328,531	612,785
TOTAL ENERGY		900,658
MATERIALS — 0.67% Chemicals — 0.51%
Iracore International Holdings, Inc. 11.250% (1 Month LIBOR USD + 9.000%), 04/12/2024 (Acquired 04/13/2017, Cost $2,649,013) (b) (f) (m) (u)	2,649,013	2,649,013
UTEX Industries, Inc. 5.250% Cash or 5.750% PIK (1 Month LIBOR USD + 3.750%), 12/03/2025 (Acquired 05/11/2021 — 06/30/2021, Cost $98,168) (b) (m) (p)	157,402	153,467
		2,802,480

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2021

Hotchkis & Wiley Value Opportunities Fund

	Principal Amount	Value
Metals & Mining — 0.16%
American Zinc Recycling Corp. 15.000% PIK, 06/30/2023 (Acquired 01/31/2020 — 02/04/2021, Cost $861,903) (f) (i) (m) (p) (u)	$877,681	$877,681
TOTAL MATERIALS		3,680,161
Total term loans (Cost $11,291,822)		4,951,429

PURCHASED PUT OPTIONS — 0.05%	Contracts (100 shares per contract)	Notional Amount
CONSUMER DISCRETIONARY — 0.05% Automobiles — 0.05%
Tesla, Inc. (a) Expiration: June 2022, Exercise Price: $160.00	100	$6,797,000	35,750
Expiration: January 2023, Exercise Price: $600.00	15	1,019,550	210,750
TOTAL CONSUMER DISCRETIONARY			246,500
Total purchased put options (Cost $853,297)			246,500
Total long-term investments (Cost $457,255,674)			539,259,442

COLLATERAL FOR SECURITIES ON LOAN — 0.71%	Shares Held
Money Market Funds — 0.71%
Invesco Short-Term Investments Trust Government & Agency Portfolio — Institutional Class, 0.03%^	3,886,401	3,886,401

Total collateral for securities on loan (Cost $3,886,401)	3,886,401

SHORT-TERM INVESTMENTS — 0.61%	Principal Amount
Time Deposits — 0.61%
Banco Bilbao Vizcaya Argentaria SA, 0.01%, 07/01/2021*		$3,293,537	3,293,537
Citigroup, Inc., 0.01%, 07/01/2021*	GBP	1	1
Total short-term investments (Cost $3,293,538)			3,293,538
Total investments — 100.36% (Cost $464,435,613)			546,439,381
Liabilities in excess of other assets — (0.36)%			(1,980,988)
Net assets — 100.00%			$544,458,393

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at June 30, 2021.

(c) — All or a portion of this security is segregated as collateral for delayed delivery securities and/or futures contracts.

(d) — Issuer is currently in default on its regularly scheduled interest payments.

(f) — Security was fair valued under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees. The total market value of these securities was $17,597,466, which represented 3.23% of net assets. See Security Valuation in Note 1 of Notes to the Financial Statements.

(i) — Illiquid security. The total market value of these securities was $20,305,303, which represented 3.73% of net assets.

(l) — All or a portion of this security is on loan. The total market value of securities on loan was $3,800,485. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $20,116,840, which represented 3.70% of net assets.

(o) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(p) — Payment in-kind (PIK) security.

(r) — Rule 144A security under the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $3,891,601, which represented 0.71% of net assets.

(u) — Value determined using significant unobservable inputs.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $40,342,443, which represented 7.41% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

GBP — British Pound

LIBOR — London Interbank Offered Rate

USD — United States Dollar

^ — Rate shown is the 7-day yield as of June 30, 2021.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

Schedule of Futures Contracts — June 30, 2021

Hotchkis & Wiley Value Opportunities Fund

Description	Number of Contracts Purchased (Sold)	Expiration	Notional Amount	Value/Unrealized Appreciation/ Depreciation
British Pound Currency Futures	(181)	September 2021	$(15,616,906)	$403,023

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2021

Hotchkis & Wiley High Yield Fund

Largest Issuers*	Percent of net assets
American Zinc Recycling Corp.	3.60%
iShares Broad USD High Yield Corporate Bond ETF	2.29%
Ford Motor Company (includes Ford Motor Company and Ford Motor Credit Company LLC)	1.64%
CCO Holdings LLC / CCO Holdings Capital Corp.	1.56%
General Electric Company	1.50%
Boardriders, Inc. (includes Boardriders, Inc. and Quiksilver, Inc.)	1.23%
RA Parent, Inc.	1.15%
Bausch Health Companies, Inc.	0.98%
Brookfield Asset Management, Inc. (includes Brookfield Residential Properties, Inc. / Brookfield Residential US LLC and Clarios Global LP / Clarios US Finance Company)	0.97%
Iracore Holdings Corp. (includes Iracore International Holdings, Inc. and Iracore Investments Holdings, Inc.)	0.91%

* Excluding short-term securities

CORPORATE BONDS — 79.35%	Principal Amount	Value
Advertising — 0.51%
MDC Partners, Inc. 7.500%, 05/01/2024 (r) (s)	$5,532,000	$5,608,065
Aerospace/Defense — 1.62%
F-Brasile SpA / F-Brasile US LLC 7.375%, 08/15/2026 (r)	6,328,000	6,541,570
Spirit AeroSystems, Inc. 7.500%, 04/15/2025 (r)	4,533,000	4,852,055
TransDigm, Inc. 6.250%, 03/15/2026 (r)	6,194,000	6,542,413
		17,936,038
Airlines — 0.50%
United Airlines, Inc. 4.375%, 04/15/2026 (r)	5,343,000	5,537,645
Apparel/Textiles — 0.32%
The William Carter Company 5.625%, 03/15/2027 (r)	3,318,000	3,500,623
Auto Loans — 1.24%
Ford Motor Credit Company LLC 5.113%, 05/03/2029 (c)	12,286,000	13,770,640
Auto Parts & Equipment — 2.98%
Adient Global Holdings Ltd. 4.875%, 08/15/2026 (r)	3,611,000	3,721,063
	Principal Amount	Value
American Axle & Manufacturing, Inc. 6.875%, 07/01/2028	$5,662,000	$6,191,907
Clarios Global LP / Clarios US Finance Company 6.250%, 05/15/2026 (r)	4,910,000	5,236,810
The Goodyear Tire & Rubber Company 4.875%, 03/15/2027	5,580,000	5,927,829
Meritor, Inc. 4.500%, 12/15/2028 (r)	5,770,000	5,860,878
Patrick Industries, Inc. 4.750%, 05/01/2029 (r)	6,156,000	6,134,392
		33,072,879
Automakers — 0.84%
Ford Motor Company 9.000%, 04/22/2025	3,552,000	4,383,683
General Motors Company 5.200%, 04/01/2045	4,035,000	4,995,449
		9,379,132
Banking — 0.87%
BNP Paribas SA 6.625% (Fixed until 03/24/2024, then 5 Year Swap Rate USD + 4.149%), Perpetual (b) (r)	4,147,000	4,558,466

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2021

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Texas Capital Bancshares, Inc. 4.000% (Fixed until 05/05/2026, then 5 Year Treasury Constant Maturity + 3.150%), 05/06/2031 (b)	$4,856,000	$5,057,281
		9,615,747
Building & Construction — 3.10%
Ashton Woods USA LLC / Ashton Woods Finance Company 6.750%, 08/01/2025 (r)	5,135,000	5,339,861
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC 4.875%, 02/15/2030 (r)	5,584,000	5,541,003
Fluor Corp. 4.250%, 09/15/2028	2,755,000	2,799,769
Herc Holdings, Inc. 5.500%, 07/15/2027 (r)	4,424,000	4,669,399
Installed Building Products, Inc. 5.750%, 02/01/2028 (r)	5,000,000	5,281,550
Tri Pointe Homes, Inc. 5.250%, 06/01/2027	4,755,000	5,176,198
Weekley Homes LLC / Weekley Finance Corp. 4.875%, 09/15/2028 (r)	5,353,000	5,558,876
		34,366,656
Building Materials — 1.94%
Arcosa, Inc. 4.375%, 04/15/2029 (r)	5,670,000	5,780,565
Builders FirstSource, Inc. 6.750%, 06/01/2027 (r)	3,550,000	3,812,806
Foundation Building Materials, Inc. 6.000%, 03/01/2029 (r)	2,684,000	2,660,864
Resideo Funding, Inc. 6.125%, 11/01/2026 (r)	4,755,000	5,008,394
WESCO Distribution, Inc. 7.250%, 06/15/2028 (r)	3,810,000	4,248,855
		21,511,484
Cable & Satellite TV — 3.89%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.375%, 06/01/2029 (c) (r)	15,791,000	17,280,881
CSC Holdings LLC 5.750%, 01/15/2030 (r)	7,766,000	8,076,640
Telenet Finance Luxembourg 5.500%, 03/01/2028 (r)	6,000,000	6,322,500
Virgin Media Secured Finance PLC 5.500%, 05/15/2029 (r)	5,453,000	5,868,791
Ziggo BV 4.875%, 01/15/2030 (r)	5,461,000	5,604,734
		43,153,546
	Principal Amount	Value
Chemicals — 2.36%
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV 4.750%, 06/15/2027 (r)	$5,240,000	$5,505,511
Illuminate Buyer LLC / Illuminate Holdings IV, Inc. 9.000%, 07/01/2028 (r)	2,367,000	2,643,986
SCIH Salt Holdings, Inc. 4.875%, 05/01/2028 (r)	5,445,000	5,458,286
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc. 5.125%, 04/01/2029 (r)	5,996,000	6,139,514
Univar Solutions USA, Inc. 5.125%, 12/01/2027 (r)	6,119,000	6,452,547
		26,199,844
Consumer — Products — 0.52%
Winnebago Industries, Inc. 6.250%, 07/15/2028 (r)	5,335,000	5,760,200
Consumer/Commercial/Lease Financing — 0.83%
Credit Acceptance Corp. 6.625%, 03/15/2026	5,555,000	5,853,581
Rent-A-Center, Inc. 6.375%, 02/15/2029 (r)	3,102,000	3,336,977
		9,190,558
Diversified Capital Goods — 2.66%
General Electric Company 3.449% (3 Month LIBOR USD + 3.330%), Perpetual (b)	17,019,000	16,699,894
Matthews International Corp. 5.250%, 12/01/2025 (r)	5,692,000	5,873,660
TK Elevator US Newco, Inc. 5.250%, 07/15/2027 (r)	6,607,000	6,970,385
		29,543,939
Electric — Generation — 0.78%
Calpine Corp. 5.000%, 02/01/2031 (r)	3,165,000	3,155,505
3.750%, 03/01/2031 (r)	5,794,000	5,525,593
		8,681,098
Electric — Integrated — 0.54%
PG&E Corp. 5.250%, 07/01/2030	5,876,000	5,948,480
Energy — Exploration & Production — 3.99%
Apache Corp. 4.375%, 10/15/2028	4,276,000	4,557,746
Bonanza Creek Energy, Inc. 7.500%, 04/30/2026	1,962,025	1,986,040
California Resources Corp. 7.125%, 02/01/2026 (r)	3,001,000	3,162,034
Callon Petroleum Company 6.375%, 07/01/2026	7,659,000	7,343,756

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2021

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Hilcorp Energy I LP / Hilcorp Finance Company 6.000%, 02/01/2031 (r)	$3,643,000	$3,866,134
Independence Energy Finance LLC 7.250%, 05/01/2026 (r)	3,316,000	3,492,411
Moss Creek Resources Holdings, Inc. 7.500%, 01/15/2026 (r)	5,906,000	5,499,992
Murphy Oil Corp. 6.375%, 07/15/2028	8,345,000	8,809,816
Southwestern Energy Company 7.750%, 10/01/2027	5,123,000	5,564,833
		44,282,762
Food — Wholesale — 2.05%
Central Garden & Pet Company 4.125%, 04/30/2031 (r)	5,450,000	5,526,572
Kraft Heinz Foods Company 5.000%, 07/15/2035	3,247,000	3,992,779
Post Holdings, Inc. 4.500%, 09/15/2031 (r)	7,100,000	7,097,160
TreeHouse Foods, Inc. 4.000%, 09/01/2028	6,220,000	6,182,649
		22,799,160
Food & Drug Retailers — 0.40%
Murphy Oil USA, Inc. 5.625%, 05/01/2027	4,204,000	4,449,345
Forestry/Paper — 2.61%
Enviva Partners LP / Enviva Partners Finance Corp. 6.500%, 01/15/2026 (r)	5,602,000	5,865,294
Mercer International, Inc. 5.125%, 02/01/2029 (r)	7,414,000	7,638,273
Rayonier AM Products, Inc. 7.625%, 01/15/2026 (r)	3,489,000	3,641,644
Schweitzer-Mauduit International, Inc. 6.875%, 10/01/2026 (r)	6,282,000	6,672,678
SpA Holdings 3 Oy 4.875%, 02/04/2028 (r)	5,077,000	5,132,593
		28,950,482
Gaming — 3.95%
Boyd Gaming Corp. 4.750%, 06/15/2031 (r)	5,343,000	5,550,041
Everi Holdings, Inc. 5.000%, 07/15/2029 (e) (r)	5,466,000	5,593,979
International Game Technology PLC 6.250%, 01/15/2027 (r)	5,228,000	5,975,761
Jacobs Entertainment, Inc. 7.875%, 02/01/2024 (c) (r)	5,545,000	5,810,107
MGM Resorts International 5.500%, 04/15/2027	5,003,000	5,505,551
	Principal Amount	Value
Peninsula Pacific Entertainment LLC / Peninsula Pacific Entertainment Finance 8.500%, 11/15/2027 (r)	$2,526,000	$2,716,120
Penn National Gaming, Inc. 5.625%, 01/15/2027 (r)	6,163,000	6,409,520
Wynn Macau Ltd. 5.500%, 10/01/2027 (r)	6,007,000	6,268,004
		43,829,083
Gas Distribution — 3.85%
Antero Midstream Partners LP / Antero Midstream Finance Corp. 5.750%, 03/01/2027 (r)	5,700,000	5,945,356
DT Midstream, Inc. 4.375%, 06/15/2031 (r)	5,465,000	5,590,914
EQM Midstream Partners LP 5.500%, 07/15/2028	5,593,000	6,054,870
Harvest Midstream I LP 7.500%, 09/01/2028 (r)	4,997,000	5,436,736
Holly Energy Partners LP / Holly Energy Finance Corp. 5.000%, 02/01/2028 (r)	5,575,000	5,711,587
Oasis Midstream Partners LP / OMP Finance Corp. 8.000%, 04/01/2029 (r)	5,175,000	5,516,214
Rockpoint Gas Storage Canada Ltd. 7.000%, 03/31/2023 (r)	8,325,000	8,527,922
		42,783,599
Health Facilities — 2.28%
CHS / Community Health Systems, Inc. 8.000%, 03/15/2026 (r)	5,006,000	5,400,297
6.875%, 04/01/2028 (r)	2,742,000	2,716,157
Encompass Health Corp. 4.750%, 02/01/2030	5,050,000	5,372,644
HCA, Inc. 5.875%, 02/01/2029 (c)	2,222,000	2,689,720
Tenet Healthcare Corp. 6.250%, 02/01/2027 (c) (r)	4,675,000	4,885,375
5.125%, 11/01/2027 (r)	4,052,000	4,254,742
		25,318,935
Health Services — 1.09%
Charles River Laboratories International, Inc. 4.000%, 03/15/2031 (r)	5,750,000	5,989,660
DaVita, Inc. 4.625%, 06/01/2030 (r)	5,965,000	6,140,789
		12,130,449
Hotels — 1.96%
Churchill Downs, Inc. 5.500%, 04/01/2027 (r)	4,606,000	4,810,375
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower 5.000%, 06/01/2029 (r)	5,462,000	5,591,722

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2021

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Marriott Ownership Resorts, Inc. 4.500%, 06/15/2029 (r)	$5,637,000	$5,721,555
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer 4.875%, 05/15/2029 (r)	5,475,000	5,670,458
		21,794,110
Investments & Miscellaneous Financial Services — 0.72%
SoftBank Group Corp. 6.000% (Fixed until 07/18/2023, then 5 Year Mid Swap Rate USD + 4.226%), Perpetual (b)	7,930,000	8,036,460
Machinery — 1.07%
Cleaver-Brooks, Inc. 7.875%, 03/01/2023 (r)	7,098,000	7,041,784
NESCO Holdings II, Inc. 5.500%, 04/15/2029 (r)	4,620,000	4,827,900
		11,869,684
Media — Diversified — 0.82%
National CineMedia LLC 5.750%, 08/15/2026	7,407,000	6,758,887
5.875%, 04/15/2028 (r)	2,331,000	2,293,611
		9,052,498
Media Content — 1.29%
News Corp. 3.875%, 05/15/2029 (r)	3,632,000	3,672,860
Sirius XM Radio, Inc. 4.000%, 07/15/2028 (r)	5,507,000	5,679,094
Townsquare Media, Inc. 6.875%, 02/01/2026 (r)	4,590,000	4,917,037
		14,268,991
Media — Cable — 0.31%
Vmed O2 UK Financing I PLC 4.750%, 07/15/2031 (e) (r)	3,413,000	3,472,727
Medical Products — 0.58%
Varex Imaging Corp. 7.875%, 10/15/2027 (c) (r)	5,725,000	6,433,011
Metals/Mining Excluding Steel — 1.68%
Grinding Media, Inc. / Moly-Cop AltaSteel Ltd. 7.375%, 12/15/2023 (r)	5,561,000	5,705,530
Kaiser Aluminum Corp. 4.500%, 06/01/2031 (r)	5,579,000	5,734,766
Rain CII Carbon LLC / CII Carbon Corp. 7.250%, 04/01/2025 (c) (r)	7,009,000	7,260,483
		18,700,779
Oil Field Equipment & Services — 3.44%
Bristow Group, Inc. 6.875%, 03/01/2028 (r)	2,770,000	2,829,375
ChampionX Corp. 6.375%, 05/01/2026	2,279,000	2,396,198
	Principal Amount	Value
Exterran Energy Solutions LP / EES Finance Corp. 8.125%, 05/01/2025 (c)	$10,190,000	$9,053,560
Nabors Industries Ltd. 7.500%, 01/15/2028 (r)	4,331,000	4,166,422
Shelf Drilling Holdings Ltd. 8.250%, 02/15/2025 (r)	8,496,000	6,775,942
TechnipFMC PLC 6.500%, 02/01/2026 (r)	3,995,000	4,314,710
Transocean Poseidon Ltd. 6.875%, 02/01/2027 (r)	5,513,000	5,548,559
Valaris Ltd. 8.250% Cash or 12.000% PIK or 5.125% Cash & 5.125% PIK, 04/30/2028 (p) (r)	3,006,000	3,131,500
		38,216,266
Oil Refining & Marketing — 1.95%
Parkland Corp. 5.875%, 07/15/2027 (r)	5,286,000	5,651,712
PBF Holding Company LLC / PBF Finance Corp. 9.250%, 05/15/2025 (r)	3,149,000	3,176,381
6.000%, 02/15/2028 (c)	9,762,000	6,699,563
Renewable Energy Group, Inc. 5.875%, 06/01/2028 (r)	5,787,000	6,085,551
		21,613,207
Packaging — 0.57%
Plastipak Holdings, Inc. 6.250%, 10/15/2025 (c) (r)	6,120,000	6,278,661
Personal & Household Products — 1.08%
Edgewell Personal Care Company 5.500%, 06/01/2028 (r)	5,526,000	5,868,612
Energizer Holdings, Inc. 4.375%, 03/31/2029 (r)	6,124,000	6,138,636
		12,007,248
Pharmaceuticals — 2.58%
Bausch Health Companies, Inc. 5.000%, 02/15/2029 (r)	5,755,000	5,373,846
7.250%, 05/30/2029 (r)	5,408,000	5,541,605
Jazz Securities DAC 4.375%, 01/15/2029 (r)	5,332,000	5,534,883
Organon & Company / Organon Foreign Debt Co-Issuer BV 5.125%, 04/30/2031 (r)	6,431,000	6,633,255
Par Pharmaceutical, Inc. 7.500%, 04/01/2027 (r)	5,372,000	5,499,128
		28,582,717
Printing & Publishing — 0.78%
Meredith Corp. 6.500%, 07/01/2025 (r)	4,137,000	4,474,048

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2021

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Vericast Corp. 8.375%, 08/15/2022 (r)	$4,115,000	$4,202,876
		8,676,924
Real Estate Development & Management — 0.53%
Realogy Group LLC / Realogy Co-Issuer Corp. 5.750%, 01/15/2029 (r)	5,660,000	5,924,831
Recreation & Travel — 2.07%
Boyne USA, Inc. 4.750%, 05/15/2029 (r)	6,137,000	6,349,432
Carnival Corp. 11.500%, 04/01/2023 (r)	5,467,000	6,159,532
5.750%, 03/01/2027 (r)	2,630,000	2,758,213
VOC Escrow Ltd. 5.000%, 02/15/2028 (r)	7,582,000	7,680,566
		22,947,743
Reinsurance — 0.60%
Highlands Holdings Bond Issuer Ltd. / Highlands Holdings Bond Co-Issuer, Inc. 7.625% Cash or 8.375% PIK, 10/15/2025 (p) (r)	6,312,000	6,695,738
Restaurants — 0.81%
1011778 BC ULC / New Red Finance, Inc. 4.000%, 10/15/2030 (r)	5,243,000	5,079,156
Dave & Buster's, Inc. 7.625%, 11/01/2025 (r)	3,625,000	3,905,938
		8,985,094
Software/Services — 1.02%
Twilio, Inc. 3.625%, 03/15/2029	5,510,000	5,627,088
VM Consolidated, Inc. 5.500%, 04/15/2029 (r)	5,540,000	5,656,672
		11,283,760
Specialty Retail — 3.77%
Academy Ltd. 6.000%, 11/15/2027 (r)	5,999,000	6,432,937
Bed Bath & Beyond, Inc. 5.165%, 08/01/2044	10,047,000	9,349,246
Eagle Intermediate Global Holding BV / Ruyi US Finance LLC 7.500%, 05/01/2025 (r)	8,544,000	8,255,640
Liberty Interactive LLC 8.250%, 02/01/2030 (c)	5,620,000	6,430,728
Lithia Motors, Inc. 4.375%, 01/15/2031 (r)	5,547,000	5,949,130
PetSmart, Inc. / PetSmart Finance Corp. 4.750%, 02/15/2028 (r)	5,266,000	5,476,640
		41,894,321
Steel Producers/Products — 0.38%
Allegheny Technologies, Inc. 5.875%, 12/01/2027	4,031,000	4,236,742
	Principal Amount	Value
Support — Services — 1.32%
Gartner, Inc. 4.500%, 07/01/2028 (r)	$4,736,000	$5,008,012
Summer BC Bidco B LLC 5.500%, 10/31/2026 (e) (r)	3,149,000	3,205,493
Vizient, Inc. 6.250%, 05/15/2027 (r)	6,048,000	6,417,291
		14,630,796
Technology Hardware & Equipment — 1.82%
CommScope, Inc. 6.000%, 03/01/2026 (r)	4,301,000	4,545,942
CommScope Technologies LLC 6.000%, 06/15/2025 (r)	3,833,000	3,919,243
NCR Corp. 6.125%, 09/01/2029 (r)	5,571,000	6,080,245
Xerox Holdings Corp. 5.500%, 08/15/2028 (r)	5,450,000	5,670,180
		20,215,610
Telecom — Satellite — 0.54%
Telesat Canada / Telesat LLC 5.625%, 12/06/2026 (r)	5,915,000	5,944,575
Telecom — Wireline Integrated & Services — 0.62%
Frontier Communications Holdings LLC 5.875%, 10/15/2027 (r)	3,575,000	3,834,187
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC 6.500%, 02/15/2029 (r)	3,070,000	3,081,958
		6,916,145
Tobacco — 0.50%
Turning Point Brands, Inc. 5.625%, 02/15/2026 (r)	5,336,000	5,528,096
Transport Infrastructure/Services — 0.82%
GasLog Ltd. 8.875%, 03/22/2022	8,934,000	9,144,083
Total corporate bonds (Cost $846,160,111)		880,671,206
CONVERTIBLE BONDS — 0.74%
Hotels — 0.53%
Pebblebrook Hotel Trust 1.750%, 12/15/2026	5,190,000	5,911,410
Railroads — 0.21%
The Greenbrier Companies, Inc. 2.875%, 04/15/2028 (r)	2,183,000	2,283,418
Total convertible bonds (Cost $7,447,986)		8,194,828

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2021

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
ASSET-BACKED SECURITIES — 0.42%
Airlines — 0.42%
Air Canada Pass-Through Trust, Series 2020-2, Class A 5.250%, 04/01/2029 (r)	$4,333,374	$4,710,245
Total asset-backed securities (Cost $4,398,472)		4,710,245
TERM LOANS — 7.82%
Airlines — 0.51%
American Airlines, Inc. 5.500% (1 Month LIBOR USD + 4.750%), 04/20/2028 (Acquired 06/24/2021, Cost $5,650,270) (b) (e) (m)	5,425,000	5,662,696
Building & Construction — 0.54%
Tutor Perini Corp. 5.750% (1 Month LIBOR USD + 4.750%), 08/18/2027 (Acquired 08/14/2020, Cost $5,829,001) (b) (m)	5,937,656	6,016,835
Building Materials — 0.46%
Foundation Building Materials, Inc. 3.750% (1 Month LIBOR USD + 3.250%), 01/31/2028 (Acquired 02/03/2021, Cost $5,105,610) (b) (m)	5,113,710	5,085,482
Chemicals — 0.58%
Momentive Performance Materials USA LLC 3.360% (3 Month LIBOR USD + 3.250%), 05/15/2024 (Acquired 04/18/2019, Cost $6,389,353) (b) (m)	6,421,460	6,388,036
Consumer/Commercial/Lease Financing — 0.31%
Rent-A-Center, Inc. 4.750% (1 Month LIBOR USD + 4.000%), 02/17/2028 (Acquired 02/04/2021, Cost $3,393,181) (b) (m)	3,396,488	3,404,979
Forestry/Paper — 0.30%
Schweitzer-Mauduit International, Inc. 4.500% (1 Month LIBOR USD + 3.750%), 02/09/2028 (Acquired 02/23/2021, Cost $3,366,000) (b) (m)	3,400,000	3,366,000
Machinery — 0.62%
Granite US Holdings Corp. 4.147% (1 Month LIBOR USD + 4.000%), 09/30/2026 (Acquired 09/25/2019, Cost $6,712,235) (b) (m)	6,882,198	6,916,610
Metals/Mining Excluding Steel — 0.61%
American Zinc Recycling Corp. 15.000% PIK, 06/30/2023 (Acquired 01/31/2020 — 02/04/2021, Cost $6,683,178) (f) (i) (m) (p) (u)	6,805,523	6,805,523
Oil Field Equipment & Services — 0.52%
ChampionX Holding, Inc. 6.000% (1 Month LIBOR USD + 5.000%), 06/03/2027 (Acquired 05/29/2020 — 06/11/2020, Cost $3,676,947) (b) (m)	3,800,000	3,883,125
	Principal Amount	Value
Iracore International Holdings, Inc. 11.250% (1 Month LIBOR USD + 9.000%), 04/12/2024 (Acquired 04/13/2017, Cost $1,826,992) (b) (f) (i) (m) (u)	$1,826,992	$1,826,992
		5,710,117
Oil Refining & Marketing — 0.37%
Par Petroleum LLC 6.936% (3 Month LIBOR USD + 6.750%), 01/12/2026 (Acquired 02/13/2020 — 04/16/2021, Cost $4,036,207) (b) (m)	4,115,460	4,103,114
Personal & Household Products — 0.51%
Journey Personal Care Corp. 5.000% (1 Month LIBOR USD + 4.250%), 03/01/2028 (Acquired 02/19/2021, Cost $5,643,640) (b) (m)	5,672,000	5,693,298
Pharmaceuticals — 0.67%
Mallinckrodt International Finance SA 6.250% (3 Month LIBOR USD + 5.500%), 02/24/2025 (Acquired 12/23/2019 — 01/22/2020, Cost $6,649,075) (b) (d) (m)	7,650,502	7,440,113
Software/Services — 0.91%
The Dun & Bradstreet Corp. 3.345% (1 Month LIBOR USD + 3.250%), 02/06/2026 (Acquired 02/01/2019, Cost $4,891,064) (b) (m)	4,962,164	4,944,325
Syncapay, Inc. 7.500% (1 Month LIBOR USD + 6.500%), 12/10/2027 (Acquired 12/31/2020, Cost $4,891,000) (b) (m)	5,085,625	5,142,864
		10,087,189
Specialty Retail — 0.46%
Ascena Retail Group, Inc. 5.250% (3 Month LIBOR USD + 4.500%), 08/21/2022 (Acquired 07/15/2019 — 08/23/2019, Cost $6,069,904) (b) (d) (i) (m)	9,145,977	391,677
Boardriders, Inc. 7.500% (3 Month LIBOR USD + 6.500%), 04/23/2024 (Acquired 03/21/2018, Cost $6,178,826) (b) (i) (m)	6,249,896	3,343,694
9.000% (1 Month LIBOR USD + 8.000%), 04/23/2024 (Acquired 10/07/2020 — 05/05/2021, Cost $1,464,656) (b) (m)	1,464,656	1,369,454
		5,104,825
Support — Services — 0.45%
Drive Chassis Holdco LLC 7.188% (3 Month LIBOR USD + 7.000%), 04/10/2026 (Acquired 04/12/2019, Cost $4,729,660) (b) (m)	4,930,000	5,018,321
Total term loans (Cost $93,186,799)		86,803,138

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2021

Hotchkis & Wiley High Yield Fund

CONVERTIBLE PREFERRED STOCKS — 0.56%	Shares Held	Value
Building & Construction — 0.56%
Fluor Corp., 6.500% (i) (r)	5,802	$6,184,352
Total convertible preferred stocks (Cost $5,802,000)		6,184,352
PREFERRED STOCKS — 1.08%
Hotels — 0.27%
Pebblebrook Hotel Trust — Series F, 6.300%	120,837	3,055,968
Specialty Retail — 0.81%
Quiksilver, Inc. — Series B (Acquired 07/11/2013 — 08/09/2019, Cost $28,937,490) (a) (f) (i) (m) (u)	13,810,639	8,976,915
Total preferred stocks (Cost $31,637,696)		12,032,883
COMMON STOCKS — 6.40%
Energy — Exploration & Production — 1.30%
Bonanza Creek Energy, Inc.	159,247	7,495,756
Fieldwood Energy, Inc. (a) (f) (i) (u)	30,428	0
Fieldwood Energy, Inc. (Acquired 05/03/2018, Cost $2,629,337) (a) (f) (i) (m) (u)	112,702	0
Jonah Energy Parent LLC (Acquired 12/31/2020, Cost $204,836) (a) (f) (i) (m) (u)	13,656	157,044
Lonestar Resources US, Inc. (a) (o)	541,906	5,554,537
PetroQuest Energy, Inc. (a) (f) (i) (o) (u)	8,969,064	0
Unit Corp. (a) (i)	71,031	1,196,872
Warren Resources, Inc. (Acquired 11/23/2016, Cost $162,924) (a) (f) (i) (m) (u)	117,785	0
		14,404,209
Gas Distribution — 0.21%
Equitrans Midstream Corp.	275,497	2,344,479
Metals/Mining Excluding Steel — 4.14%
American Zinc Recycling Corp. (Acquired 07/19/2012 — 12/10/2019, Cost $43,607,058) (a) (f) (i) (m) (o) (u)	116,127	33,125,311
RA Parent, Inc. (Acquired 12/23/2014 — 01/18/2018, Cost $18,046,222) (a) (f) (i) (m) (o) (u)	291	12,802,524
		45,927,835
Oil Field Equipment & Services — 0.75%
Iracore Investments Holdings, Inc. — Class A (Acquired 04/13/2017, Cost $4,753,500) (f) (i) (m) (o) (u)	22,361	8,318,963
Total common stocks (Cost $121,831,216)		70,995,486
INVESTMENT COMPANIES — 2.29%
Exchange Traded Funds — 2.29%
iShares Broad USD High Yield Corporate Bond ETF	609,122	25,412,570
Total investment companies (Cost $24,927,132)		25,412,570
Total long-term investments (Cost $1,135,391,412)		1,095,004,708
	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.79%
Time Deposits — 1.79%
Banco Bilbao Vizcaya Argentaria SA, 0.01%, 07/01/2021*	$2,501	$2,501
Bank of Montreal, 0.01%, 07/01/2021*	19,831,222	19,831,222
Total short-term investments (Cost $19,833,723)		19,833,723
Total investments — 100.45% (Cost $1,155,225,135)		1,114,838,431
Liabilities in excess of other assets — (0.45)%		(5,009,105)
Net assets — 100.00%		$1,109,829,326

(a) — Non-income producing security.

(b)   — The coupon rate shown on variable rate securities represents the rate at June 30, 2021.

(c)   — All or a portion of this security is segregated for delayed delivery securities and/or unfunded loan commitments.

(d)   — Issuer is currently in default on its regularly scheduled interest payments.

(e) — Delayed delivery security.

(f) — Security was fair valued under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees. The total market value of these securities was $72,013,272, which represented 6.49% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

(i)   — Illiquid security. The total market value of these securities was $83,129,867, which represented 7.49% of net assets.

(m)   — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $150,183,895, which represented 13.53% of net assets.

(o)   — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(p) — Payment in-kind (PIK) security.

(r)   — Rule 144A security under the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $686,802,206, which represented 61.88% of net assets.

(s)   — The coupon rate shown on step-up bonds represents the rate at June 30, 2021.

(u)   — Value determined using significant unobservable inputs.

LIBOR — London Interbank Offered Rate

USD — United States Dollar

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

JUNE 30, 2021

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund
Assets:
Long-term investments, at value*
Unaffiliated issuers	$105,359,029	$461,890,025	$438,625,155	$543,841,645	$430,850,595
Affiliated issuers	—	—	—	3,415,592	—
Collateral for securities on loan*	—	—	—	20,827,764	2,775,461
Short-term investments*	3,462,535	776,216	14,107,000	10,968,071	13,407,905
Cash	14	12	91	53	57
Cash denominated in foreign currencies#	—	—	4	—	—
Dividends and interest receivable	157,204	726,667	485,436	416,567	485,192
Receivable for investments sold	—	—	—	628,017	—
Receivable for Fund shares sold	9,179	348,976	375,486	1,228,669	1,506,845
Other assets	7,602	29,498	29,271	31,514	13,796
Total assets	$108,995,563	$463,771,394	$453,622,443	$581,357,892	$449,039,851
Liabilities:
Collateral upon return of securities on loan	$—	$—	$—	$20,827,764	$2,775,461
Payable for investments purchased	—	—	—	1,704	8,275,628
Payable for Fund shares repurchased	60,484	225,203	311,735	130,819	56,486
Payable to Advisor	46,932	278,016	286,447	347,791	193,040
Accrued distribution and service fees	48,365	206,518	180,646	65,713	4,469
Accrued expenses and other liabilities	73,773	267,704	227,291	277,379	172,971
Total liabilities	229,554	977,441	1,006,119	21,651,170	11,478,055
Commitments and contingencies (Note 8)
Net assets	$108,766,009	$462,793,953	$452,616,324	$559,706,722	$437,561,796
Net Assets consist of:
Paid-in capital	$124,825,774	$370,886,250	$700,325,604	$504,375,442	$323,269,933
Total accumulated distributable earnings (losses)	$(16,059,765)	$91,907,703	$(247,709,280)	$55,331,280	$114,291,863
Net assets	$108,766,009	$462,793,953	$452,616,324	$559,706,722	$437,561,796
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$63,905,865	$293,317,950	$302,584,008	$512,396,101	$427,708,132
Shares outstanding (unlimited shares $0.001 par value authorized)	2,546,590	6,775,965	7,165,662	7,471,536	30,568,148
Net asset value per share	$25.09	$43.29	$42.23	$68.58	$13.99
Calculation of Net Asset Value Per Share — Class A
Net assets	$43,718,773	$149,051,141	$118,947,266	$35,039,185	$8,667,592
Shares outstanding (unlimited shares $0.001 par value authorized)	1,736,011	3,463,454	2,864,527	513,495	623,080
Net asset value per share	$25.18	$43.04	$41.52	$68.24	$13.91
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$26.58	$45.42	$43.82	$72.02	$14.68
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets	$1,141,371	$7,466,933	$8,206,292	$2,025,923
Shares outstanding (unlimited shares $0.001 par value authorized)	45,521	175,411	229,214	37,136
Net asset value per share	$25.07	$42.57	$35.80	$54.55
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class Z
Net assets		$12,957,929	$22,878,758	$10,245,513	$1,186,072
Shares outstanding (unlimited shares $0.001 par value authorized)		299,277	541,562	149,305	84,806
Net asset value per share		$43.30	$42.25	$68.62	$13.99
*Cost of long-term investments
Unaffiliated issuers	$86,879,448	$358,351,106	$348,925,675	$428,447,998	$317,402,729
Affiliated issuers	—	—	—	21,826,415	—
*Cost of collateral for securities on loan	—	—	—	20,827,764	2,775,461
*Cost of short-term investments	3,462,535	776,216	14,047,336	10,968,071	13,407,905
#Cost of cash denominated in foreign currencies	$—	$—	$4	$—	$—

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

JUNE 30, 2021

	Global Value Fund	International Value Fund	International Small Cap Diversified Value Fund	Value Opportunities Fund	High Yield Fund
Assets:
Long-term investments, at value*
Unaffiliated issuers	$36,634,117	$2,564,949	$6,617,599	$527,197,485	$1,035,203,373
Affiliated issuers	—	—	—	12,061,957	59,801,335
Collateral for securities on loan*	—	—	—	3,886,401	—
Short-term investments*	728,792	10,911	78,937	3,293,538	19,833,723
Cash	3	—	—	30	73
Cash denominated in foreign currencies#	—	817	—	—	—
Cash collateral for futures	—	—	—	479,457	—
Cash held at broker	—	—	—	1,500	—
Dividends and interest receivable	76,724	10,868	15,236	768,780	14,708,030
Receivable for investments sold	—	16,610	—	3,931,923	4,418,135
Receivable for variation margin	—	—	—	54,300	—
Receivable for Fund shares sold	131,960	—	—	288,626	1,774,488
Receivable from Advisor	—	3,805	10,063	—	—
Other assets	4,800	1,022	473	18,839	42,309
Total assets	$37,576,396	$2,608,982	$6,722,308	$551,982,836	$1,135,781,466
Liabilities:
Collateral upon return of securities on loan	$—	$—	$—	$3,886,401	$—
Payable for investments purchased	—	14,000	—	751,001	22,464,821
Payable for Fund shares repurchased	—	—	—	2,238,569	1,761,119
Payable to Advisor	17,334	—	—	341,583	525,352
Accrued distribution and service fees	2,031	—	—	111,909	6,998
Distributions payable to shareholders	—	—	—	—	783,842
Cash overdraft	—	—	7	—	—
Accrued expenses and other liabilities	47,954	40,969	61,374	194,980	410,008
Total liabilities	67,319	54,969	61,381	7,524,443	25,952,140
Commitments and contingencies (Note 8)
Net assets	$37,509,077	$2,554,013	$6,660,927	$544,458,393	$1,109,829,326
Net Assets consist of:
Paid-in capital	$31,382,175	$2,158,143	$4,515,245	$437,826,259	$1,469,804,647
Total accumulated distributable earnings (losses)	$6,126,902	$395,870	$2,145,682	$106,632,134	$(359,975,321)
Net assets	$37,509,077	$2,554,013	$6,660,927	$544,458,393	$1,109,829,326
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$36,024,654	$2,554,013	$6,660,927	$390,240,569	$857,715,469
Shares outstanding (unlimited shares $0.001 par value authorized)	2,495,082	219,016	449,211	10,427,335	74,079,920
Net asset value per share	$14.44	$11.66	$14.83	$37.42	$11.58
Calculation of Net Asset Value Per Share — Class A
Net assets	$1,484,423			$83,243,289	$39,311,563
Shares outstanding (unlimited shares $0.001 par value authorized)	102,873			2,224,067	3,425,645
Net asset value per share	$14.43			$37.43	$11.48
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$15.23			$39.50
(Net asset value per share divided by 0.9625)					$11.93
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets				$27,088,862	$1,768,790
Shares outstanding (unlimited shares $0.001 par value authorized)				789,598	152,897
Net asset value per share				$34.31	$11.57
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class Z
Net assets				$43,885,673	$211,033,504
Shares outstanding (unlimited shares $0.001 par value authorized)				1,172,615	18,227,851
Net asset value per share				$37.43	$11.58
*Cost of long-term investments
Unaffiliated issuers	$28,582,841	$2,075,263	$5,545,052	$450,363,424	$1,031,876,704
Affiliated issuers	—	—	—	6,892,250	103,514,708
*Cost of collateral for securities on loan	—	—	—	3,886,401	—
*Cost of short-term investments	728,792	10,911	78,937	3,293,538	19,833,723
#Cost of cash denominated in foreign currencies	$—	$821	$—	$—	$—
The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE YEAR ENDED JUNE 30, 2021

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund
Investment income:
Dividends*
Unaffiliated issuers	$1,780,741	$9,021,212	$9,409,414	$6,826,637	$5,513,562
Interest	74	236	548	476	469
Securities on loan, net	2,798	13,812	5,254	199,884	8,018
Total income	1,783,613	9,035,260	9,415,216	7,026,997	5,522,049
Expenses:
Advisory fees	610,303	2,950,275	2,762,458	3,484,491	1,789,416
Professional fees and expenses	21,973	46,513	42,855	68,492	35,551
Custodian fees and expenses	6,821	15,207	18,276	18,094	16,274
Transfer agent fees and expenses	104,715	643,586	578,713	927,925	298,168
Accounting fees and expenses	25,843	49,596	44,539	54,606	43,706
Administration fees and expenses	42,718	148,635	131,288	161,903	105,033
Compliance fees	159	692	666	808	607
Trustees' fees and expenses	10,206	51,334	43,213	54,738	28,706
Reports to shareholders	5,379	17,008	26,633	45,429	9,597
Registration fees	46,150	78,443	69,225	78,377	61,894
Distribution and service fees — Class A	80,922	333,821	240,012	78,000	8,139
Distribution and service fees — Class C	11,433	65,557	79,147	26,526	—
Other expenses	12,342	41,519	17,449	48,205	20,292
Total expenses	978,964	4,442,186	4,054,474	5,047,594	2,417,383
Fee waiver/expense reimbursement by Advisor (Note 2)	(189,118)	(74,315)	—	—	(207,113)
Net expenses	789,846	4,367,871	4,054,474	5,047,594	2,210,270
Net investment income	993,767	4,667,389	5,360,742	1,979,403	3,311,779
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from:
Sales of unaffiliated issuers	1,876,760	9,996,319	42,561,787	70,086,770	12,693,177
Sales of affiliated issuers	—	—	—	(1,862,838)	—
Foreign currency transactions	(93)	(473)	30,405	3,733	—
Net realized gains	1,876,667	9,995,846	42,592,192	68,227,665	12,693,177
Net change in unrealized appreciation/depreciation of:
Securities of unaffiliated issuers and foreign currency translations	40,296,325	188,924,665	182,855,325	193,337,546	131,129,477
Securities of affiliated issuers	—	—	—	3,652,235	—
Net change in unrealized appreciation/depreciation	40,296,325	188,924,665	182,855,325	196,989,781	131,129,477
Net gains	42,172,992	198,920,511	225,447,517	265,217,446	143,822,654
Net Increase in Net Assets Resulting from Operations	$43,166,759	$203,587,900	$230,808,259	$267,196,849	$147,134,433
*Net of Foreign Taxes Withheld	$23,013	$129,553	$89,503	$49,715	$11,385

The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE YEAR ENDED JUNE 30, 2021

	Global Value Fund	International Value Fund	International Small Cap Diversified Value Fund	Value Opportunities Fund	High Yield Fund
Investment income:
Dividends*
Unaffiliated issuers	$554,544	$61,423	$163,087	$6,976,958	$1,172,796
Affiliated issuers	—	—	—	770,959	531,720
Interest	1,141	139	—	5,011,798	73,781,450
Securities on loan, net	—	—	—	98,050	—
Total income	555,685	61,562	163,087	12,857,765	75,485,966
Expenses:
Advisory fees	233,878	19,639	44,963	3,640,484	6,838,127
Professional fees and expenses	16,761	13,139	28,527	55,665	111,469
Custodian fees and expenses	7,052	9,434	38,131	28,811	56,095
Transfer agent fees and expenses	31,291	260	382	442,254	1,025,041
Accounting fees and expenses	28,162	32,180	66,150	56,837	166,254
Administration fees and expenses	40,243	40,265	44,015	166,344	403,967
Compliance fees	56	4	10	800	1,597
Trustees' fees and expenses	3,683	288	523	62,445	166,363
Reports to shareholders	2,975	2,235	7,840	13,367	7,989
Registration fees	31,431	4,334	4,548	71,079	113,758
Distribution and service fees — Class A	1,862	—	—	205,850	98,793
Distribution and service fees — Class C	—	—	—	262,542	22,246
Other expenses	7,329	4,181	4,976	51,728	148,458
Total expenses	404,723	125,959	240,065	5,058,206	9,160,157
Fee waiver/expense reimbursement by Advisor (Note 2)	(106,494)	(102,632)	(184,341)	—	(664,017)
Net expenses	298,229	23,327	55,724	5,058,206	8,496,140
Net investment income	257,456	38,235	107,363	7,799,559	66,989,826
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from:
Sales of unaffiliated issuers	2,379,593	112,381	1,090,401	84,926,372	(84,750,323)
Sales of affiliated issuers	—	—	—	3,161,898	459,948
Foreign currency transactions	(4,669)	(315)	(4,215)	(36,635)	26
Futures contracts	—	—	—	(238,570)	—
Net realized gains (losses)	2,374,924	112,066	1,086,186	87,813,065	(84,290,349)
Net change in unrealized appreciation/depreciation of:
Securities of unaffiliated issuers and foreign currency translations	12,022,169	910,487	1,072,378	136,762,145	229,706,338
Securities of affiliated issuers	—	—	—	224,062	18,083,842
Futures contracts	—	—	—	403,023	—
Net change in unrealized appreciation/depreciation	12,022,169	910,487	1,072,378	137,389,230	247,790,180
Net gains	14,397,093	1,022,553	2,158,564	225,202,295	163,499,831
Net Increase in Net Assets Resulting from Operations	$14,654,549	$1,060,788	$2,265,927	$233,001,854	$230,489,657
*Net of Foreign Taxes Withheld	$27,418	$4,452	$21,305	$47,498	$51,483

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Diversified Value Fund		Large Cap Value Fund
	Year ended June 30, 2021	Year ended June 30, 2020	Year ended June 30, 2021	Year ended June 30, 2020
Operations:
Net investment income	$993,767	$1,525,760	$4,667,389	$7,463,753
Net realized gains (losses)	1,876,667	(7,393,230)	9,995,846	(19,466,068)
Net change in unrealized appreciation/depreciation	40,296,325	(10,493,413)	188,924,665	(66,515,057)
Net increase (decrease) in net assets resulting from operations	43,166,759	(16,360,883)	203,587,900	(78,517,372)
Dividends and Distributions to Shareholders:
Class I	(992,196)	(1,144,319)	(4,266,621)	(6,189,225)
Class A	(525,542)	(560,184)	(2,063,556)	(1,587,986)
Class C	(8,023)	(11,349)	(18,447)	(89,931)
Class Z	—	—	(156,287)	(901)
Net decrease in net assets resulting from dividends and distributions to shareholders	(1,525,761)	(1,715,852)	(6,504,911)	(7,868,043)
Capital Share Transactions:
Net decrease in net assets resulting from capital share transactions	(5,288,401)	(10,790,629)	(121,846,115)	(19,761,126)
Net Assets:
Total increase (decrease) in net assets	36,352,597	(28,867,364)	75,236,874	(106,146,541)
Beginning of year	72,413,412	101,280,776	387,557,079	493,703,620
End of year	$108,766,009	$72,413,412	$462,793,953	$387,557,079

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Mid-Cap Value Fund		Small Cap Value Fund
	Year ended June 30, 2021	Year ended June 30, 2020	Year ended June 30, 2021	Year ended June 30, 2020
Operations:
Net investment income	$5,360,742	$13,140,311	$1,979,403	$5,541,486
Net realized gains (losses)	42,592,192	(322,585,196)	68,227,665	(100,020,249)
Net change in unrealized appreciation/depreciation	182,855,325	21,012,686	196,989,781	(80,544,425)
Net increase (decrease) in net assets resulting from operations	230,808,259	(288,432,199)	267,196,849	(175,023,188)
Dividends and Distributions to Shareholders:
Class I	(5,186,501)	(13,255,008)	(3,423,111)	(31,165,371)
Class A	(2,090,006)	(1,554,115)	(203,554)	(1,811,115)
Class C	(162,167)	(28,184)	(5,353)	(300,174)
Class Z	(489,503)	(908)	(86,524)	(2,581)
Net decrease in net assets resulting from dividends and distributions to shareholders	(7,928,177)	(14,838,215)	(3,718,542)	(33,279,241)
Capital Share Transactions:
Net decrease in net assets resulting from capital share transactions	(69,449,403)	(630,013,614)	(74,946,971)	(142,649,209)
Net Assets:
Total increase (decrease) in net assets	153,430,679	(933,284,028)	188,531,336	(350,951,638)
Beginning of year	299,185,645	1,232,469,673	371,175,386	722,127,024
End of year	$452,616,324	$299,185,645	$559,706,722	$371,175,386

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Small Cap Diversified Value Fund		Global Value Fund
	Year ended June 30, 2021	Year ended June 30, 2020	Year ended June 30, 2021	Year ended June 30, 2020
Operations:
Net investment income	$3,311,779	$1,589,242	$257,456	$450,726
Net realized gains (losses)	12,693,177	(10,363,229)	2,374,924	(4,410,821)
Net change in unrealized appreciation/depreciation	131,129,477	(17,425,824)	12,022,169	(4,124,269)
Net increase (decrease) in net assets resulting from operations	147,134,433	(26,199,811)	14,654,549	(8,084,364)
Dividends and Distributions to Shareholders:
Class I	(2,363,036)	(1,088,093)	(444,350)	(1,021,238)
Class A	(18,884)	(15,269)	(2,722)	(4,267)
Class Z	(6,779)	(478)	—	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(2,388,699)	(1,103,840)	(447,072)	(1,025,505)
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	147,825,977	74,013,978	(2,014,373)	(5,560,990)
Net Assets:
Total increase (decrease) in net assets	292,571,711	46,710,327	12,193,104	(14,670,859)
Beginning of year	144,990,085	98,279,758	25,315,973	39,986,832
End of year	$437,561,796	$144,990,085	$37,509,077	$25,315,973

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	International Value Fund		International Small Cap Diversified Value Fund
	Year ended June 30, 2021	Year ended June 30, 2020	Period ended June 30, 2021+
Operations:
Net investment income	$38,235	$30,524	$107,363
Net realized gains (losses)	112,066	(228,595)	1,086,186
Net change in unrealized appreciation/depreciation	910,487	(261,759)	1,072,378
Net increase (decrease) in net assets resulting from operations	1,060,788	(459,830)	2,265,927
Dividends and Distributions to Shareholders:
Class I	(30,073)	(83,874)	(120,245)
Net decrease in net assets resulting from dividends and distributions to shareholders	(30,073)	(83,874)	(120,245)
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	(350,564)	83,874	4,515,245
Net Assets:
Total increase (decrease) in net assets	680,151	(459,830)	6,660,927
Beginning of year	1,873,862	2,333,692	—
End of year	$2,554,013	$1,873,862	$6,660,927

+ The Fund commenced operations on June 30, 2020.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Value Opportunities Fund		High Yield Fund
	Year ended June 30, 2021	Year ended June 30, 2020	Year ended June 30, 2021	Year ended June 30, 2020
Operations:
Net investment income	$7,799,559	$12,179,111	$66,989,826	$128,529,027
Net realized gains (losses)	87,813,065	(68,430,763)	(84,290,349)	(106,304,119)
Net change in unrealized appreciation/depreciation	137,389,230	(86,638,575)	247,790,180	(190,006,179)
Net increase (decrease) in net assets resulting from operations	233,001,854	(142,890,227)	230,489,657	(167,781,271)
Dividends and Distributions to Shareholders:
Class I	(7,100,606)	(13,690,904)	(45,766,603)	(84,676,251)
Class A	(1,983,365)	(2,494,397)	(1,971,546)	(9,009,055)
Class C	(577,064)	(667,331)	(95,373)	(154,822)
Class Z	(924,361)	(488,111)	(17,732,127)	(34,634,528)
Net decrease in net assets resulting from dividends and distributions to shareholders	(10,585,396)	(17,340,743)	(65,565,649)	(128,474,656)
Capital Share Transactions:
Net decrease in net assets resulting from capital share transactions	(194,829,898)	(89,065,454)	(603,574,274)	(689,280,984)
Net Assets:
Total increase (decrease) in net assets	27,586,560	(249,296,424)	(438,650,266)	(985,536,911)
Beginning of year	516,871,833	766,168,257	1,548,479,592	2,534,016,503
End of year	$544,458,393	$516,871,833	$1,109,829,326	$1,548,479,592

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Diversified Value Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2021	$15.31	$0.25	$9.92	$10.17	$(0.39)	$—	$(0.39)	$25.09	67.14%	$63,906	0.80%	1.03%	1.24%
Year ended 6/30/2020	18.90	0.32	(3.54)	(3.22)	(0.37)	—	(0.37)	15.31	–17.51	46,372	0.80	1.04	1.83
Year ended 6/30/2019	18.80	0.30	0.06	0.36	(0.26)	—	(0.26)	18.90	2.08	63,333	0.83	0.99	1.65
Year ended 6/30/2018	17.43	0.23	1.48	1.71	(0.34)	—	(0.34)	18.80	9.81	65,503	0.95	1.02	1.25
Year ended 6/30/2017	14.31	0.19	3.77	3.96	(0.84)	—	(0.84)	17.43	28.05	68,260	0.95	1.09	1.21
Class A
Year ended 6/30/2021	15.36	0.20	9.96	10.16	(0.34)	—	(0.34)	25.18	66.74	43,719	1.05	1.24	1.00
Year ended 6/30/2020	18.95	0.28	(3.56)	(3.28)	(0.31)	—	(0.31)	15.36	–17.68	24,972	1.05	1.25	1.57
Year ended 6/30/2019	18.85	0.26	0.05	0.31	(0.21)	—	(0.21)	18.95	1.78	35,807	1.08	1.24	1.39
Year ended 6/30/2018	17.47	0.19	1.49	1.68	(0.30)	—	(0.30)	18.85	9.57	39,616	1.20	1.27	1.00
Year ended 6/30/2017	14.36	0.16	3.77	3.93	(0.82)	—	(0.82)	17.47	27.71	41,084	1.20	1.34	1.00
Class C
Year ended 6/30/2021	15.24	0.05	9.91	9.96	(0.13)	—	(0.13)	25.07	65.57	1,141	1.80	1.97	0.25
Year ended 6/30/2020	18.77	0.14	(3.55)	(3.41)	(0.12)	—	(0.12)	15.24	–18.33	1,069	1.80	1.98	0.80
Year ended 6/30/2019	18.64	0.12	0.06	0.18	(0.05)	—	(0.05)	18.77	0.98	2,141	1.83	1.99	0.64
Year ended 6/30/2018	17.27	0.04	1.48	1.52	(0.15)	—	(0.15)	18.64	8.77	2,598	1.95	2.02	0.25
Year ended 6/30/2017	14.23	0.04	3.73	3.77	(0.73)	—	(0.73)	17.27	26.78	2,817	1.95	2.09	0.23

	Year Ended June 30,
	2021	2020	2019	2018	2017
Portfolio turnover rate	32%	28%	26%	28%	25%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Large Cap Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2021	$26.81	$0.41	$16.64	$17.05	$(0.57)	$—	$(0.57)	$43.29	64.20%	$293,318	0.95%	0.98%	1.19%
Year ended 6/30/2020	33.29	0.53	(6.44)	(5.91)	(0.57)	—	(0.57)	26.81	–18.18	257,544	0.95	0.95	1.72
Year ended 6/30/2019	33.57	0.51	0.19	0.70	(0.64)	(0.34)	(0.98)	33.29	2.51	357,191	0.95	0.95	1.56
Year ended 6/30/2018	31.04	0.42	2.67	3.09	(0.56)	—	(0.56)	33.57	10.01	276,930	1.00	1.00	1.28
Year ended 6/30/2017	25.06	0.39	6.15	6.54	(0.56)	—	(0.56)	31.04	26.22	269,714	0.99	0.99	1.38
Class A
Year ended 6/30/2021	26.67	0.33	16.56	16.89	(0.52)	—	(0.52)	43.04	63.82	149,051	1.18	1.18	0.96
Year ended 6/30/2020	33.14	0.46	(6.45)	(5.99)	(0.48)	—	(0.48)	26.67	–18.42	113,504	1.20	1.20	1.49
Year ended 6/30/2019	33.36	0.41	0.22	0.63	(0.51)	(0.34)	(0.85)	33.14	2.24	116,354	1.20	1.20	1.26
Year ended 6/30/2018	30.85	0.34	2.65	2.99	(0.48)	—	(0.48)	33.36	9.72	131,276	1.25	1.25	1.03
Year ended 6/30/2017	24.91	0.32	6.10	6.42	(0.48)	—	(0.48)	30.85	25.88	135,349	1.24	1.24	1.13
Class C
Year ended 6/30/2021	26.26	0.05	16.36	16.41	(0.10)	—	(0.10)	42.57	62.60	7,467	1.92	1.92	0.16
Year ended 6/30/2020	32.59	0.24	(6.36)	(6.12)	(0.21)	—	(0.21)	26.26	–18.93	9,567	1.88	1.88	0.78
Year ended 6/30/2019	32.68	0.17	0.25	0.42	(0.17)	(0.34)	(0.51)	32.59	1.49	14,948	1.95	1.95	0.55
Year ended 6/30/2018	30.16	0.08	2.61	2.69	(0.17)	—	(0.17)	32.68	8.92	14,161	2.00	2.00	0.26
Year ended 6/30/2017	24.29	0.10	5.94	6.04	(0.17)	—	(0.17)	30.16	24.92	17,250	1.99	1.99	0.38
Class Z
Year ended 6/30/2021	26.82	0.47	16.63	17.10	(0.62)	—	(0.62)	43.30	64.34	12,958	0.84	0.84	1.33
Period from 9/30/2019[3] to 6/30/2020	33.12	0.49	(6.19)	(5.70)	(0.60)	—	(0.60)	26.82	–17.65	6,943	0.83[4]	0.83[4]	2.37[4]

	Year Ended June 30,
	2021	2020	2019	2018	2017
Portfolio turnover rate	25%	29%	23%	41%	27%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Commencement of operations.

4  Annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Mid-Cap Value Fund	Net asset value, beginning of period	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Year ended 6/30/2021	$22.27	$0.48	$20.20	$20.68	$(0.72)	$—	$(0.72)	$42.23	93.96%	$302,584	1.04%	1.04%	1.50%
Year ended 6/30/2020	33.10	0.51	(10.82)	(10.31)	(0.52)	—	(0.52)	22.27	–31.62	202,902	1.04	1.04	1.73
Year ended 6/30/2019	39.68	0.24	(5.94)	(5.70)	(0.33)	(0.55)	(0.88)	33.10	–14.29	1,044,280	1.00	1.00	0.67
Year ended 6/30/2018	37.13	0.11	4.96	5.07	(0.15)	(2.37)	(2.52)	39.68	14.32	1,609,002	0.99	0.99	0.28
Year ended 6/30/2017	30.55	0.10	7.05	7.15	(0.11)	(0.46)	(0.57)	37.13	23.37	1,675,920	1.03	1.03	0.28
Class A
Year ended 6/30/2021	21.93	0.43	19.87	20.30	(0.71)	—	(0.71)	41.52	93.63	118,947	1.23	1.23	1.35
Year ended 6/30/2020	32.53	0.43	(10.65)	(10.22)	(0.38)	—	(0.38)	21.93	–31.78	71,919	1.22	1.22	1.56
Year ended 6/30/2019	39.03	0.15	(5.82)	(5.67)	(0.28)	(0.55)	(0.83)	32.53	–14.48	159,676	1.25	1.25	0.43
Year ended 6/30/2018	36.57	0.01	4.88	4.89	(0.06)	(2.37)	(2.43)	39.03	14.05	230,105	1.24	1.24	0.03
Year ended 6/30/2017	30.13	0.01	6.96	6.97	(0.07)	(0.46)	(0.53)	36.57	23.05	274,787	1.28	1.28	0.02
Class C
Year ended 6/30/2021	19.01	0.15	17.19	17.34	(0.55)	—	(0.55)	35.80	92.13	8,206	2.01	2.01	0.57
Year ended 6/30/2020	28.12	0.20	(9.27)	(9.07)	(0.04)	—	(0.04)	19.01	–32.29	8,389	1.96	1.96	0.82
Year ended 6/30/2019	33.93	(0.10)	(5.05)	(5.15)	(0.11)	(0.55)	(0.66)	28.12	–15.15	24,447	2.00	2.00	(0.33)
Year ended 6/30/2018	32.26	(0.24)	4.28	4.04	—	(2.37)	(2.37)	33.93	13.20	39,383	1.99	1.99	(0.72)
Year ended 6/30/2017	26.78	(0.23)	6.17	5.94	—	(0.46)	(0.46)	32.26	22.13	50,612	2.03	2.03	(0.74)
Class Z
Year ended 6/30/2021	22.26	0.56	20.19	20.75	(0.76)	—	(0.76)	42.25	94.35	22,879	0.88	0.88	1.75
Period from 9/30/2019[3] to 6/30/2020	30.67	0.40	(8.25)	(7.85)	(0.56)	—	(0.56)	22.26	–26.16	15,976	0.89[4]	0.89[4]	2.12[4]

	Year Ended June 30,
	2021	2020	2019	2018	2017
Portfolio turnover rate	37%	27%	34%	32%	37%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Small Cap Value Fund	Net asset value, beginning of period	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Year ended 6/30/2021	$38.22	$0.23	$30.56	$30.79	$(0.43)	$—	$(0.43)	$68.58	80.88%	$512,396	1.07%	1.07%	0.44%
Year ended 6/30/2020	53.27	0.45	(12.86)	(12.41)	(0.48)	(2.16)	(2.64)	38.22	–24.70	335,080	1.05	1.05	0.94
Year ended 6/30/2019	63.89	0.35	(6.34)	(5.99)	(0.33)	(4.30)	(4.63)	53.27	–8.97	670,391	1.03	1.03	0.61
Year ended 6/30/2018	59.31	0.29	7.35	7.64	(0.28)	(2.78)	(3.06)	63.89	13.33	715,194	1.02	1.02	0.47
Year ended 6/30/2017	46.46	0.19	12.90	13.09	(0.24)	—	(0.24)	59.31	28.15	669,810	1.04	1.04	0.35
Class A
Year ended 6/30/2021	38.03	0.14	30.41	30.55	(0.34)	—	(0.34)	68.24	80.58	35,039	1.25	1.25	0.27
Year ended 6/30/2020	52.98	0.36	(12.83)	(12.47)	(0.32)	(2.16)	(2.48)	38.03	–24.86	26,028	1.25	1.25	0.76
Year ended 6/30/2019	63.49	0.18	(6.26)	(6.08)	(0.13)	(4.30)	(4.43)	52.98	–9.20	44,240	1.28	1.28	0.32
Year ended 6/30/2018	58.93	0.12	7.32	7.44	(0.10)	(2.78)	(2.88)	63.49	13.05	70,928	1.27	1.27	0.20
Year ended 6/30/2017	46.09	0.05	12.79	12.84	—	—	—	58.93	27.83	89,795	1.29	1.29	0.09
Class C
Year ended 6/30/2021	30.49	(0.19)	24.33	24.14	(0.08)	—	(0.08)	54.55	79.25	2,026	1.99	1.99	(0.46)
Year ended 6/30/2020	42.94	0.02	(10.31)	(10.29)	—	(2.16)	(2.16)	30.49	–25.40	3,528	1.95	1.95	0.05
Year ended 6/30/2019	52.65	(0.21)	(5.20)	(5.41)	—	(4.30)	(4.30)	42.94	–9.86	7,496	2.03	2.03	(0.44)
Year ended 6/30/2018	49.60	(0.28)	6.11	5.83	—	(2.78)	(2.78)	52.65	12.21	13,824	2.02	2.02	(0.55)
Year ended 6/30/2017	39.09	(0.30)	10.81	10.51	—	—	—	49.60	26.85	17,084	2.04	2.04	(0.66)
Class Z
Year ended 6/30/2021	38.23	0.35	30.55	30.90	(0.51)	—	(0.51)	68.62	81.23	10,246	0.87	0.87	0.65
Period from 9/30/2019[3] to 6/30/2020	52.15	0.56	(11.79)	(11.23)	(0.53)	(2.16)	(2.69)	38.23	–22.99	6,540	0.87[4]	0.87[4]	1.72[4]

	Year Ended June 30,
	2021	2020	2019	2018	2017
Portfolio turnover rate	36%	34%	40%	29%	29%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Commencement of operations.

4  Annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Small Cap Diversified Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2021	$7.88	$0.14	$6.07	$6.21	$(0.10)	$—	$(0.10)	$13.99	79.26%	$427,708	0.80%	0.87%	1.21%
Year ended 6/30/2020	10.08	0.12	(2.23)	(2.11)	(0.09)	—	(0.09)	7.88	–21.14	143,415	0.82	0.92	1.37
Year ended 6/30/2019	12.21	0.10	(1.30)	(1.20)	(0.08)	(0.85)	(0.93)	10.08	–9.23	95,405	0.90	1.06	0.91
Year ended 6/30/2018	12.06	0.10	1.85	1.95	(0.05)	(1.75)	(1.80)	12.21	17.48	40,128	0.90	1.45	0.80
Year ended 6/30/2017	9.12	0.09	2.94	3.03	(0.09)	—	(0.09)	12.06	33.26	19,265	0.90	1.70	0.86
Class A
Year ended 6/30/2021	7.83	0.11	6.06	6.17	(0.09)	—	(0.09)	13.91	79.09	8,668	1.05	1.14	0.96
Year ended 6/30/2020	10.03	0.10	(2.24)	(2.14)	(0.06)	—	(0.06)	7.83	–21.48	1,535	1.07	1.18	1.06
Year ended 6/30/2019	12.14	0.06	(1.26)	(1.20)	(0.06)	(0.85)	(0.91)	10.03	–9.35	2,875	1.15	1.36	0.55
Year ended 6/30/2018	12.01	0.07	1.84	1.91	(0.03)	(1.75)	(1.78)	12.14	17.18	2,835	1.15	1.70	0.58
Year ended 6/30/2017	9.09	0.06	2.93	2.99	(0.07)	—	(0.07)	12.01	32.86	721	1.15	1.89	0.55
Class Z
Year ended 6/30/2021	7.87	0.15	6.07	6.22	(0.10)	—	(0.10)	13.99	79.45	1,186	0.77	0.77	1.25
Period from 9/30/2019[3] to 6/30/2020	10.02	0.09	(2.14)	(2.05)	(0.10)	—	(0.10)	7.87	–20.75	40	0.80[4]	0.84[4]	1.41[4]

	Year Ended June 30,
	2021	2020	2019	2018	2017
Portfolio turnover rate	42%	53%	84%	95%	58%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Global Value Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2021	$8.96	$0.10	$5.56	$5.66	$(0.18)	$—	$(0.18)	$14.44	63.58%	$36,025	0.95%	1.29%	0.83%
Year ended 6/30/2020	11.55	0.14	(2.42)	(2.28)	(0.13)	(0.18)	(0.31)	8.96	–20.42	25,148	0.95	1.32	1.31
Year ended 6/30/2019	13.30	0.23	(0.94)	(0.71)	(0.14)	(0.90)	(1.04)	11.55	–4.57	39,749	0.96	1.62	2.02
Year ended 6/30/2018	12.82	0.11	1.09	1.20	(0.13)	(0.59)	(0.72)	13.30	9.59	8,987	1.10	2.87	0.83
Year ended 6/30/2017	10.10	0.12	2.70	2.82	(0.10)	—	(0.10)	12.82	27.93	7,694	1.10	3.37	1.00
Class A
Year ended 6/30/2021	8.96	0.08	5.54	5.62	(0.15)	—	(0.15)	14.43	63.05	1,484	1.20	1.48	0.58
Year ended 6/30/2020	11.55	0.11	(2.41)	(2.30)	(0.11)	(0.18)	(0.29)	8.96	–20.57	168	1.20	1.62	1.05
Year ended 6/30/2019	13.28	0.09	(0.83)	(0.74)	(0.09)	(0.90)	(0.99)	11.55	–4.85	238	1.24	2.64	0.72
Year ended 6/30/2018	12.80	0.07	1.10	1.17	(0.10)	(0.59)	(0.69)	13.28	9.36	732	1.35	3.12	0.55
Year ended 6/30/2017	10.09	0.14	2.65	2.79	(0.08)	—	(0.08)	12.80	27.69	436	1.35	3.37	1.19

	Year Ended June 30,
	2021	2020	2019	2018	2017
Portfolio turnover rate	39%	36%	36%	43%	38%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Commencement of operations.

4  Annualized.
The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
International Value Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2021	$7.59	$0.15	$4.04	$4.19	$(0.12)	$—	$(0.12)	$11.66	55.37%	$2,554	0.95%	5.13%	1.56%
Year ended 6/30/2020	9.77	0.13	(1.96)	(1.83)	(0.19)	(0.16)	(0.35)	7.59	–19.66	1,874	0.95	6.10	1.39
Year ended 6/30/2019	11.57	0.19	(1.27)	(1.08)	(0.14)	(0.58)	(0.72)	9.77	–9.04	2,334	0.99	5.94	1.85
Year ended 6/30/2018	11.85	0.11	0.31	0.42	(0.13)	(0.57)	(0.70)	11.57	3.50	2,543	1.15	6.01	0.90
Year ended 6/30/2017	9.76	0.12	2.38	2.50	(0.17)	(0.24)	(0.41)	11.85	26.14	2,422	1.15	7.36	1.12

	Year Ended June 30,
	2021	2020	2019	2018	2017
Portfolio turnover rate	29%	30%	42%	33%	34%

		Income from investment operations			Dividends and distributions						Ratios to Average Net Assets
International Small Cap Diversified Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Period from 6/30/2020[3] to 6/30/2021	$10.00	$0.24	$4.87	$5.11	$(0.08)	$(0.20)	$(0.28)	$14.83	51.58%	$6,661	0.99%	4.27%	1.91%

Year Ended June 30,
2021
Portfolio turnover rate	63%

1  Net investment income per share has been calculated based on average shares outstanding during the year.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower.

3  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Value Opportunities Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2021	$22.61	$0.50	$15.06	$15.56	$(0.75)	$—	$(0.75)	$37.42	69.77%	$390,241	0.94%	0.94%	1.69%
Year ended 6/30/2020	28.08	0.49	(5.28)	(4.79)	(0.32)	(0.36)	(0.68)	22.61	–17.56	401,552	0.97	0.97	1.88
Year ended 6/30/2019	30.38	0.30	0.09	0.39	(0.31)	(2.38)	(2.69)	28.08	2.45	588,097	0.96	0.96	1.05
Year ended 6/30/2018	27.99	0.40	2.93	3.33	(0.53)	(0.41)	(0.94)	30.38	12.11	453,184	0.97	0.97	1.36
Year ended 6/30/2017	22.21	0.38	5.99	6.37	(0.59)	—	(0.59)	27.99	28.79	347,924	0.99	0.99	1.46
Class A
Year ended 6/30/2021	22.66	0.43	15.06	15.49	(0.72)	—	(0.72)	37.43	69.24	83,243	1.24	1.24	1.43
Year ended 6/30/2020	28.12	0.43	(5.29)	(4.86)	(0.24)	(0.36)	(0.60)	22.66	–17.73	72,162	1.20	1.20	1.64
Year ended 6/30/2019	30.40	0.22	0.10	0.32	(0.22)	(2.38)	(2.60)	28.12	2.18	131,050	1.21	1.21	0.77
Year ended 6/30/2018	28.00	0.31	2.95	3.26	(0.45)	(0.41)	(0.86)	30.40	11.84	136,325	1.22	1.22	1.07
Year ended 6/30/2017	22.21	0.31	5.99	6.30	(0.51)	—	(0.51)	28.00	28.47	136,525	1.24	1.24	1.21
Class C
Year ended 6/30/2021	20.87	0.21	13.83	14.04	(0.60)	—	(0.60)	34.31	68.05	27,089	1.93	1.93	0.76
Year ended 6/30/2020	25.94	0.23	(4.90)	(4.67)	(0.04)	(0.36)	(0.40)	20.87	–18.32	26,951	1.91	1.91	0.94
Year ended 6/30/2019	28.22	0.01	0.10	0.11	(0.01)	(2.38)	(2.39)	25.94	1.44	47,021	1.96	1.96	0.02
Year ended 6/30/2018	26.04	0.08	2.74	2.82	(0.23)	(0.41)	(0.64)	28.22	10.99	49,624	1.97	1.97	0.30
Year ended 6/30/2017	20.68	0.11	5.57	5.68	(0.32)	—	(0.32)	26.04	27.53	57,953	1.99	1.99	0.46
Class Z
Year ended 6/30/2021	22.62	0.55	15.04	15.59	(0.78)	—	(0.78)	37.43	69.86	43,886	0.87	0.87	1.81
Period from 9/30/2019[3] to 6/30/2020	27.79	0.37	(4.84)	(4.47)	(0.34)	(0.36)	(0.70)	22.62	–16.61	16,207	0.85[4]	0.85[4]	1.95[4]

	Year Ended June 30,
	2021	2020	2019	2018	2017
Portfolio turnover rate	76%	47%	60%	55%	83%

		Income (loss) from investment operations				Dividends and distributions						Ratios to Average Net Assets
High Yield Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2021	$10.22	$0.59	$1.34		$1.93	$(0.57)	$—	$(0.57)	$11.58	19.32%	$857,715	0.70%	0.75%	5.34%
Year ended 6/30/2020	11.69	0.65	(1.48)[5]		(0.83)	(0.64)	—	(0.64)	10.22	–7.26	978,398	0.70	0.75	5.85
Year ended 6/30/2019	11.90	0.69	(0.21	) [5]	0.48	(0.69)	—	(0.69)	11.69	4.19	1,825,782	0.70	0.75	5.87
Year ended 6/30/2018	12.26	0.72	(0.37	) [5]	0.35	(0.71)	—	(0.71)	11.90	2.87	1,918,320	0.70	0.74	5.93
Year ended 6/30/2017	11.47	0.75	0.79[5]		1.54	(0.75)	—	(0.75)	12.26	13.75	2,091,104	0.70	0.74	6.22
Class A
Year ended 6/30/2021	10.13	0.56	1.33		1.89	(0.54)	—	(0.54)	11.48	19.09	39,312	0.91	0.97	5.12
Year ended 6/30/2020	11.62	0.63	(1.51	) [5]	(0.88)	(0.61)	—	(0.61)	10.13	–7.77	43,638	0.95	1.01	5.54
Year ended 6/30/2019	11.83	0.65	(0.20	) [5]	0.45	(0.66)	—	(0.66)	11.62	3.92	303,367	0.95	1.00	5.62
Year ended 6/30/2018	12.18	0.69	(0.37	) [6]	0.32	(0.67)	—	(0.67)	11.83	2.68	466,960	0.95	0.99	5.69
Year ended 6/30/2017	11.40	0.72	0.78[5]		1.50	(0.72)	—	(0.72)	12.18	13.42	566,806	0.95	0.99	5.99
Class C
Year ended 6/30/2021	10.21	0.49	1.34		1.83	(0.47)	—	(0.47)	11.57	18.20	1,769	1.66	1.71	4.41
Year ended 6/30/2020	11.68	0.55	(1.48)		(0.93)	(0.54)	—	(0.54)	10.21	–8.13	2,596	1.64	1.69	4.95
Year ended 6/30/2019	11.89	0.57	(0.21)		0.36	(0.57)	—	(0.57)	11.68	3.15	3,599	1.70	1.75	4.88
Year ended 6/30/2018	12.26	0.60	(0.38	) [5]	0.22	(0.59)	—	(0.59)	11.89	1.76	3,380	1.70	1.74	4.93
Year ended 6/30/2017	11.47	0.63	0.79[5]		1.42	(0.63)	—	(0.63)	12.26	12.62	3,010	1.70	1.74	5.22
Class Z
Year ended 6/30/2021	10.22	0.61	1.33		1.94	(0.58)	—	(0.58)	11.58	19.44	211,034	0.60	0.65	5.56
Year ended 6/30/2020	11.70	0.64	(1.46	) [5]	(0.82)	(0.66)	—	(0.66)	10.22	–7.24	523,848	0.60	0.65	6.02
Year ended 6/30/2019	11.90	0.70	(0.20)		0.50	(0.70)	—	(0.70)	11.70	4.38	401,268	0.60	0.65	5.99
Period from 3/29/2018[3] to 6/30/2018	12.00	0.18	(0.12)		0.07	(0.17)	—	(0.17)	11.90	0.59	328,769	0.60[4]	0.70[4]	6.54[4]

	Year Ended June 30,
	2021	2020	2019	2018	2017
Portfolio turnover rate	82%	67%	41%	38%	46%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Commencement of operations.

4  Annualized.

5  Redemption fees per share were less than $0.005.

6  Includes redemption fees per share of $0.01.

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements

JUNE 30, 2021

NOTE 1.

Organization. Hotchkis & Wiley Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on July 23, 2001 and consists of ten series. The Hotchkis & Wiley Diversified Value Fund, the Hotchkis & Wiley Large Cap Value Fund, the Hotchkis & Wiley Mid-Cap Value Fund, the Hotchkis & Wiley Small Cap Value Fund, the Hotchkis & Wiley Small Cap Diversified Value Fund, the Hotchkis & Wiley Global Value Fund, the Hotchkis & Wiley International Value Fund, the Hotchkis & Wiley International Small Cap Diversified Value Fund and the Hotchkis & Wiley High Yield Fund (collectively, the "H&W Funds") are each a diversified series and the Hotchkis & Wiley Value Opportunities Fund (together with the H&W Funds, hereafter referred to as the "Funds") is a non-diversified series of the Trust. The Trust was organized to acquire the assets and liabilities of the Mercury HW Large Cap Value Fund, the Mercury HW Mid-Cap Value Fund and the Mercury HW Small Cap Value Fund (the "Mercury HW Funds"). On February 4, 2002, the Mercury HW Funds were reorganized into the Trust through a non-taxable exchange. On August 28, 2009, the Hotchkis & Wiley Core Value Fund was renamed the Hotchkis & Wiley Diversified Value Fund and the Hotchkis & Wiley All Cap Value Fund was renamed the Hotchkis & Wiley Value Opportunities Fund.

The Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, Value Opportunities Fund and High Yield Fund have four authorized classes of shares: Class I, Class A, Class C and Class Z. The International Small Cap Diversified Value Fund has three authorized classes of shares: Class I, Class A and Class Z. Class A shares are sold with a front-end sales charge. Class C shares may be subject to a contingent deferred sales charge. Class C shares are automatically converted to Class A shares approximately eight years after purchase and will then be subject to lower distribution and service fees. All classes have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A and Class C shares bear certain expenses related to the distribution and servicing expenditures. Currently, the International Value Fund and International Small Cap Diversified Value Fund are not offering Class A shares to investors; the Small Cap Diversified Value Fund, Global Value Fund and International Value Fund are not offering Class C shares to investors; and the Diversified Value Fund, Global Value Fund, International Value Fund and International Small Cap Diversified Value Fund are not offering Class Z shares to investors. Effective August 29, 2019, Class R shares converted to Class A shares for the Large Cap Value Fund and Mid-Cap Value Fund.

Significant Accounting Policies. The Funds' financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"), which may require the use of management accruals and estimates. Actual results could differ from those estimates and those differences could be significant. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services — Investment Companies". The following is a summary of significant accounting policies followed by the Funds.

Security Valuation. Portfolio securities that are listed on a U.S. stock exchange or The Nasdaq Stock Market ("NSM") (including the Nasdaq National Market and the Nasdaq Small Cap Market) are valued at the last reported sale price (or official closing price) on that day as of the close of the New York Stock Exchange (which is generally 4:00 p.m. Eastern time), or, in the absence of recorded sales, at the average of the last bid and asked quotation on such exchange or NSM. Unlisted equity securities that are not included in NSM are valued at the last sale price, or if the last sale price is unavailable, at the average of the quoted bid and asked prices in the over-the-counter market. Foreign equity securities (which are principally traded in markets other than the U.S.) are valued based upon the last reported sale price on the primary exchange or market on which they trade as of the close of business of such exchange or market immediately preceding the time of determining the Fund's net asset value. Fixed-income securities are generally valued on the basis of prices obtained from an approved independent pricing service but may also be valued based on reported transactions on FINRA's Trade Reporting and Compliance Engine (TRACE) or quotations provided by a broker-dealer. The pricing services may provide a price determined by a matrix pricing method or other analytical pricing models. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined by Hotchkis & Wiley Capital Management, LLC (the "Advisor") under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). The Board has approved the use of a third-party vendor's proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the New York Stock Exchange. When fair value pricing is employed, the value of the portfolio securities used to calculate the Funds' net asset values may differ from quoted or official closing prices.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund's investments. These inputs are summarized in the following three broad categories:

  • Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

  • Level 2 — Other significant observable inputs (including quoted prices for similar instruments, interest rates, current yields, credit quality, prepayment speeds for mortgage related securities, collateral for asset-backed securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities, and changes in benchmark securities indices). Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

  • Level 3 — Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust's own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the valuation levels of each Fund's assets as of June 30, 2021:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value
Level 1 — Quoted prices in an active market:
Common Stocks	$105,359,029	$461,890,025	$412,794,729	$546,265,044	$430,850,595
Money Market Funds	—	—	—	20,827,764	2,775,461
Time Deposits	3,462,535	776,216	14,107,000	10,968,071	13,407,905
Level 2 — Other significant observable market inputs:
Common Stocks:
Energy	—	—	14,838,556	952,178	—
Industrials	—	—	10,991,870	—	—
Materials	—	—	—	40,015	—
Level 3 — Significant unobservable inputs	—	—	—	—	—
Total Investments	$108,821,564	$462,666,241	$452,732,155	$579,053,072	$447,033,961
	Global Value	International Value	International Small Cap Diversified Value	Value Opportunities	High Yield
Level 1 — Quoted prices in an active market:
Common Stocks	$26,012,549	$716,689	$1,487,693	$474,108,241	$16,591,644
Investment Companies	—	—	—	—	25,412,570
Preferred Stocks	—	—	—	553,817	3,055,968
Purchased Put Options	—	—	—	210,750	—
Money Market Funds	—	—	—	3,886,401	—
Time Deposits	728,792	10,911	78,937	3,293,538	19,833,723
Level 2 — Other significant observable market inputs:
Common Stocks:
Communication Services	—	92,437	88,941	—	—
Consumer Discretionary	1,109,919	160,823	642,395	6,556,840	—
Consumer Staples	1,532,681	248,040	341,972	2,674,077	—
Energy	495,510	147,351	125,535	5,609,536	—
Financials	4,019,644	649,880	1,213,864	—	—
Health Care	—	71,763	217,223	—	—
Industrials	3,423,651	395,849	1,290,850	25,501,990	—
Information Technology	—	77,249	296,241	—	—
Materials	—	—	590,903	1,094,639	—
Real Estate	—	—	152,193	—	—
Utilities	—	—	169,789	—	—
Convertible Preferred Stocks	—	—	—	3,891,601	6,184,352
Convertible Bonds	40,163	4,868	—	—	8,194,828
Corporate Bonds	—	—	—	—	880,671,206
Asset-Backed Securities	—	—	—	—	4,710,245
Term Loans	—	—	—	1,424,735	78,170,623
Purchased Put Options	—	—	—	35,750	—
Level 3 — Significant unobservable inputs:
Common Stocks:
Energy — Exploration & Production	—	—	—	—	157,044
Materials	—	—	—	14,070,772	—
Metals/Mining Excluding Steel	—	—	—	—	45,927,835
Oil Field Equipment & Services	—	—	—	—	8,318,963
Preferred Stocks:
Specialty Retail	—	—	—	—	8,976,915
Term Loans	—	—	—	3,526,694	8,632,515
Total Investments	$37,362,909	$2,575,860	$6,696,536	$546,439,381	$1,114,838,431
Other Financial Instruments
Level 1 — Quoted prices in an active market:
Futures Contracts*				$403,023
Level 2 — Other significant observable market inputs				—
Level 3 — Significant unobservable inputs				—
Total Other Financial Instruments				$403,023

* Futures contracts are derivative instruments not reflected on the Schedule of Investments and are reflected at the unrealized appreciation/depreciation on the instrument.

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

The following table provides information about the Level 3 values, as well as their inputs, as of June 30, 2021:

	Fair Value at June 30, 2021	Valuation Techniques	Unobservable Inputs	Input Values (Weighted Average)*	Impact to Valuation from an Increase to Input
Value Opportunities
Common Stocks	$12,061,957	Market comparable companies	EBIT multiple	8 x - 18.3x	Increase
	2,008,815	Transaction price**	N/A	$285.25	Increase
Total Common Stocks	14,070,772
Term Loans	2,649,013	Market comparable securities	N/A	$100.00	Increase
	877,681	Transaction price	N/A	$100.00	Increase
Total Term Loans	3,526,694
	$17,597,466
High Yield
Common Stocks	$0	Estimated recovery value	Probability of asset recovery	$0.00	Increase
	21,121,487	Market comparable companies	EBIT multiple	6.5 x - 18.3x (12.3x)	Increase
	157,044	Transaction price	N/A	$11.50	Increase
	33,125,311	Transaction price**	N/A	$285.25	Increase
Total Common Stocks	54,403,842
Preferred Stocks	8,976,915	Market comparable	EBIT multiple	5.3x - 44x	Increase
		companies
Term Loans	1,826,992	Market comparable securities	N/A	$100.00	Increase
	6,805,523	Transaction price	N/A	$100.00	Increase
Total Term Loans	8,632,515
	$72,013,272

*  Unobservable inputs were weighted by the fair value of the investments.

**  Fair value was determined based on recent acquisition or offer as the best measure of fair value with no material changes in operations of the related company since the transaction date.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Value Opportunities
	Common Stocks	Term Loans	Total
Balance at June 30, 2020	$11,128,189	$3,772,233	$14,900,422
Purchases	—	354,507	354,507
Sales	—	(623,670)	(623,670)
Accrued discounts (premiums)	—	200,566	200,566
Realized gains (losses)	—	—	—
Change in unrealized appreciation/ depreciation	2,942,583	(176,942)	2,765,641
Transfers into Level 3	—	—	—
Balance at June 30, 2021	$14,070,772	$3,526,694	$17,597,466
Change in unrealized appreciation/ depreciation for Level 3 assets held at June 30, 2021	$2,942,583	$(176,942)	$2,765,641

	High Yield
	Common Stocks	Preferred Stocks	Corporate Bonds	Term Loans	Total
Balance at June 30, 2020	$49,618,084	$0	$0	$6,130,631	$55,748,715
Purchases	204,836	4,424,572	363,882	2,748,838	7,742,128
Sales	(4,424,572)	—	—	(430,138)	(4,854,710)
Accrued discounts (premiums)	—	—	(36,022)	1,555,185	1,519,163
Realized gains (losses)	(827,177)	(11,261,746)	(15,573,603)	—	(27,662,526)
Change in unrealized appreciation/ depreciation	9,832,671	15,814,089	15,245,743	(1,372,001)	39,520,502
Transfers into Level 3	—	—	—	—	—
Balance at June 30, 2021	$54,403,842	$8,976,915	$—	$8,632,515	$72,013,272
Change in unrealized appreciation/ depreciation for Level 3 assets held at June 30, 2021	$13,607,499	$4,552,343	$—	$(1,372,001)	$16,787,841

Income and Expense Allocation. Common expenses incurred by the Trust which are not allocable to a specific Fund are allocated among the Funds based upon relative net assets or evenly, depending on the nature of the expenditure. For all Funds, except the High Yield Fund, net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class). For the High Yield Fund, net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of settled shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared daily and paid monthly for the High Yield Fund and declared and paid annually for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, International Small Cap Diversified Value Fund and Value Opportunities Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually.

Security Transactions and Investment Income. Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the specifically identified cost basis of the securities. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Market discounts and original issue discounts on fixed-income securities are amortized daily over the expected life of the security using the effective yield method. Market premiums on fixed-income securities are amortized daily on the yield to the next call method. Return of capital distributions received from real estate investment trust ("REIT") securities are recorded as an adjustment to the cost of the security and thus may impact unrealized gains or losses on the security.

Securities purchased or sold on a when-issued, delayed delivery or forward commitment basis may have extended settlement periods. The value of the security purchased is subject to market fluctuations during this period. The Funds will segregate or "earmark" liquid assets until the settlement date or otherwise cover their position in an amount sufficient to meet the Funds' obligations.

Foreign Currency Transactions. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds isolate the portion of realized gains or losses and do not isolate the portion of unrealized appreciation or depreciation resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid.

Payment In-Kind Securities. Certain Funds may invest in payment in-kind securities. Payment in-kind securities give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and may require a pro-rata adjustment to interest receivable from the unrealized appreciation or depreciation of securities on the Statements of Assets & Liabilities.

Restricted and Illiquid Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Options. The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. The Funds may purchase call options on securities and security indexes. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed by an offsetting purchase or sale of an option of the same series. The purchase and writing of options involves certain risks. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. With options, there is minimal counterparty risk to the Funds since options are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded options, guarantees the options against default.

When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Statements of Assets & Liabilities as an investment, and is subsequently adjusted to reflect the fair market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.

Futures Contracts. The Global Value Fund, International Value Fund, International Small Cap Diversified Value Fund, Value Opportunities Fund and High Yield Fund are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. A Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of foreign currencies. A futures contract provides for the future sale by one party and purchase by another party of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of exchange rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, exchange rates and the underlying hedged assets.

Credit Default Swap Contracts. The Value Opportunities Fund and High Yield Fund may enter into credit default swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default on an underlying reference obligation has occurred. In the event of default, the seller must pay the buyer a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced entity or underlying securities comprising the referenced index. Credit default swaps involve greater risks than if the Fund invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

The Advisor, on behalf of the Value Opportunities Fund and High Yield Fund, is party to an International Swap Dealers Association, Inc. Master Agreement ("ISDA Master Agreement") with each of Goldman Sachs International and JPMorgan Chase Bank, N.A. that governs transactions, such as over-the-counter swap contracts, entered into by the Funds and the counterparty. The ISDA Master Agreement contains provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle the counterparty to elect to terminate early and cause settlement of all outstanding transactions under the ISDA Master Agreement.

Upon entering into swap agreements, the Value Opportunities Fund and High Yield Fund will either receive or pay an upfront payment based upon the difference between the current principal amount and the notional amount of the swap and whether the Fund is buying or selling protection. Upfront payments that are received are recorded as liabilities while upfront payments paid are recorded as assets. These payments remain on the books until the swap contract is closed. When entering into credit default swaps, the Fund will either deliver collateral to the counterparty or the counterparty will deliver collateral to the Fund. The amount of this collateral is calculated based upon the notional value and the current price of the swap. In the event of default, the Fund has recourse against any collateral posted to it by the counterparty. When entering into swap agreements as a seller, the notional amounts would be partially offset by any recovery values of the respective reference obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same reference entity. Unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price. The Funds did not enter into any credit default swap contracts during the year ended June 30, 2021.

Derivative Instruments. The Funds have adopted authoritative standards regarding disclosures about derivatives and how they affect the Funds' Statements of Assets & Liabilities and Statements of Operations.

The following is a summary of the Funds' derivative instrument holdings categorized by primary risk exposure as of June 30, 2021:

Asset Derivatives

	Location on Statements of Assets & Liabilities	Value Opportunities
Equity Contracts:
Purchased Put Options	Long-term investments	$246,500
Foreign Exchange Contracts:
Futures Contracts	Total accumulated distributable earnings (losses)*	$403,023

* Includes unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Futures Contracts.

The following is a summary of the Funds' realized gains (losses) and change in unrealized appreciation/depreciation on derivative instruments recognized in the Statements of Operations categorized by primary risk exposure for the year ended June 30, 2021:

Realized Gains (Losses) on Derivatives

	Value Opportunities
Equity Contracts:
Purchased Put Options	$(9,353,352	)*
Foreign Exchange Contracts:
Futures Contracts	(238,570)

* Included with net realized gains (losses) from sales of unaffiliated issuers.

Change in Unrealized Appreciation/Depreciation on Derivatives

	Value Opportunities
Equity Contracts:
Purchased Put Options	$7,337,970	*
Foreign Exchange Contracts:
Futures Contracts	403,023

* Included with net change in unrealized appreciation/depreciation of securities of unaffiliated issuers and foreign currency translations.

The following is a summary of the Funds' average quarterly balance of outstanding derivative instruments categorized by primary risk exposure for the year ended June 30, 2021:

Average Quarterly Balance of Outstanding Derivatives

Value Opportunities
Equity Contracts:
Average Number of Contracts — Purchased Put Options	2,134
Average Notional Amount — Purchased Put Options	$59,341,785
Foreign Exchange Contracts:
Average Number of Contracts — Futures Contracts	70
Average Notional Amount — Futures Contracts	$6,000,165

Offsetting Assets and Liabilities. The Funds are subject to various master netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. For financial reporting purposes, the Funds do not offset financial assets and liabilities that are subject to master netting arrangements in the Statements of Assets & Liabilities.

The following is a summary of the arrangements subject to offsetting as of June 30, 2021:

		Gross Amounts Not Offset in the Statements of Assets & Liabilities
	Gross Amounts Presented in the Statements of Assets & Liabilities	Financial Instruments	Collateral Received*	Net Amount
Securities Lending:
Small Cap Value	$20,292,470	$—	$(20,292,470)	$—
Small Cap Diversified Value	2,699,130	—	(2,699,130)	—
Value Opportunities	3,800,485	—	(3,800,485)	—

* Actual collateral received is greater than the amount shown due to overcollateralization.

NOTE 2.

Fees and Transactions with Affiliates. The Trust has entered into Investment Advisory Agreements for each of the Funds with the Advisor, with which the officers and a Trustee of the Trust are affiliated. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company with members who are current and former employees of the Advisor, and Stephens - H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. The Advisor is responsible for the management of the Funds' investments and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. The Advisor receives a fee, computed daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. The Advisor contractually agreed to waive fees or reimburse regular operating expenses in excess of the annual rates presented below as applied to such Fund's daily net assets during the fiscal year ended June 30, 2021.

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	International Small Cap Diversified Value	Value Opportunities	High Yield
Annual Advisory Fee Rate	0.70%[1]	0.70%[2]	0.75%[3]	0.75%	0.65%	0.75%	0.80%	0.80%	0.75%	0.55%
Annual cap on expenses — Class I	0.80%	0.95%	1.15%	1.25%	0.80%	0.95%	0.95%	0.99%	1.25%	0.70%
Annual cap on expenses — Class A	1.05%	1.20%	1.40%	1.50%	1.05%	1.20%	1.20%	1.24%	1.50%	0.95%
Annual cap on expenses — Class C	1.80%	1.95%	2.15%	2.25%	1.80%	1.95%	1.95%	n/a	2.25%	1.70%
Annual cap on expenses — Class Z	0.80%	0.95%	1.15%	1.25%	0.80%	0.95%	0.95%	0.99%	1.25%	0.60%

1 The Annual Advisory Fee Rate is 0.70% for the first $250 million in assets, 0.60% for the next $250 million in assets and 0.50% thereafter.

2 The Annual Advisory Fee Rate is 0.70% for the first $500 million in assets, 0.60% for the next $500 million in assets and 0.55% thereafter.

3 The Annual Advisory Fee Rate is 0.75% for the first $5 billion in assets, 0.65% for the next $5 billion in assets and 0.60% thereafter.

Quasar Distributors, LLC is the principal underwriter and distributor for the shares of the Funds ("Quasar" or the "Distributor"). Pursuant to the Distribution Plan adopted by the Trust in accordance with Rule 12b-1 under the 1940 Act, the Funds pay the Distributor ongoing distribution and service fees. The fees are accrued daily at the annual rates based upon the average daily net assets of the shares as follows:

Distribution and Service Fee
Class A	0.25%
Class C	1.00%

Pursuant to separate agreements with the Distributor, selected dealers and other financial intermediaries also provide distribution services to the Funds. The ongoing distribution and service fee compensates the Distributor and selected dealers for providing distribution-related and shareholder services to Class A and Class C shareholders.

Certain selected dealers and other financial intermediaries charge a fee for shareholder accounting services and administrative services that they provide to the Funds on behalf of certain shareholders; the portion of this fee paid by the Funds is included within "Transfer agent fees and expenses" in the Statements of Operations. Class Z shares are not subject to these fees.

The Funds are permitted to purchase securities from or sell securities to another Fund or affiliated person under procedures adopted by the Board. During the year ended June 30, 2021, the Funds' did not have any of these purchases and sales.

NOTE 3.

Investments. Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2021 were as follows:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	International Small Cap Diversified Value	Value Opportunities	High Yield
Purchases	$27,297,960	$104,037,597	$135,852,098	$161,499,036	$251,633,062	$11,630,407	$686,711	$7,684,110	$354,172,245	$992,930,583
Sales	35,377,787	225,929,302	214,136,892	241,738,156	105,741,658	14,132,597	972,188	3,227,875	518,980,899	1,561,060,209

The Funds did not have any purchases or sales of U.S. Government securities for the year ended June 30, 2021.

NOTE 4.

Federal Income Taxes. It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified within the capital accounts.

The following information is presented on an income tax basis as of June 30, 2021:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	International Small Cap Diversified Value	Value Opportunities	High Yield
Tax cost of investments	$88,400,493	$363,310,149	$366,881,385	$456,686,627	$323,630,576	$28,847,011	$2,085,773	$5,557,107	$463,306,558	$1,136,116,233
Gross unrealized appreciation	28,949,457	138,002,281	124,443,306	173,490,261	120,338,911	9,243,633	596,972	1,259,947	124,411,736	57,157,032
Gross unrealized depreciation	(11,990,921)	(39,422,405)	(52,699,485)	(82,919,651)	(13,118,892)	(1,455,445)	(117,616)	(199,624)	(48,049,395)	(98,268,548)
Net unrealized appreciation/ depreciation	16,958,536	98,579,876	71,743,821	90,570,610	107,220,019	7,788,188	479,356	1,060,323	76,362,341	(41,111,516)
Distributable ordinary income (as of 6/30/21)*	993,673	1,949,236	5,476,789	1,532,644	6,026,674	252,787	37,541	1,085,118	6,213,371	598,310
Distributable long-term gains (as of 6/30/21)	—	—	—	—	1,307,324	—	—	241	24,056,422	—
Total distributable earnings	993,673	1,949,236	5,476,789	1,532,644	7,333,998	252,787	37,541	1,085,359	30,269,793	598,310
Other accumulated losses	(34,011,974)	(8,621,409)	(324,929,890)	(36,771,974)	(262,154)	(1,914,073)	(121,027)	—	—	(319,462,115)
Total accumulated gains (losses)	$(16,059,765)	$91,907,703	$(247,709,280)	$55,331,280	$114,291,863	$6,126,902	$395,870	$2,145,682	$106,632,134	$(359,975,321)

* Includes distributable short-term gains of $4,004,804 for the Small Cap Diversified Value Fund and $976,161 for the International Small Cap Diversified Value Fund.

As of the close of business on December 31, 2012, in exchange for shares the Advisor transferred assets valued at $1,132,946 to the Global Value Fund. As a result of the tax-deferred transfers, the Global Value Fund acquired $50,230 of unrealized appreciation for tax purposes. As of June 30, 2021, the Global Value Fund held securities with $3,664 of net unrealized appreciation relating to the transfers.

As of the close of business on June 30, 2014, in exchange for shares Stephens Investment Holdings LLC transferred assets valued at $5,038,896 to the Small Cap Diversified Value Fund. As a result of the tax-deferred transfers, the Small Cap Diversified Value Fund acquired $592,438 of unrealized appreciation for tax purposes. As of June 30, 2021, the Small Cap Diversified Value Fund held securities with $24,171 of net unrealized appreciation relating to the transfers.

On the Statements of Assets & Liabilities, the following adjustments were made for permanent tax differences. These differences are due primarily to differing treatment for items such as partnership adjustments.

	Paid-In Capital	Total Accumulated Distributable Earnings (Losses)
Diversified Value	$—	$—
Large Cap Value	—	—
Mid-Cap Value	—	—
Small Cap Value	—	—
Small Cap Diversified Value	(1,179)	1,179
Global Value	—	—
International Value	—	—
International Small Cap Diversified Value	—	—
Value Opportunities	—	—
High Yield	—	—

The tax components of distributions paid during the fiscal years ended June 30, 2021 and 2020, capital loss carryovers as of June 30, 2021, and any tax basis late year losses as of June 30, 2021, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	June 30, 2021						June 30, 2020
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Short-Term Capital Loss Carryovers[1]	Long-Term Capital Loss Carryovers[2]	Capital Loss Carryovers Utilized	Late Year Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Diversified Value	$1,525,761	$—	$5,996	$34,005,978	$2,459,799	$—	$1,715,852	$—
Large Cap Value	6,504,911	—	—	8,621,409	11,998,948	—	7,868,043	—
Mid-Cap Value	7,928,177	—	91,972,164	233,016,965	40,324,582	—	14,838,215	—
Small Cap Value	3,718,542	—	17,981,960	18,789,683	—	—	10,643,165	22,636,076
Small Cap Diversified Value	2,388,699	—	—	—	5,151,038	—	1,103,840	—
Global Value	447,072	—	533,389	1,380,684	2,330,057	—	867,014	158,491
International Value	30,073	—	—	121,027	110,710	—	52,275	31,599
International Small Cap Diversified Value	120,245	—	—	—	—	—	—	—
Value Opportunities	10,585,396	—	—	—	64,832,466	—	13,802,647	3,538,096
High Yield[3]	65,565,649	—	922,717	317,755,556	—	—	128,474,656	—

1  Short-term with no expiration.

2  Long-term with no expiration.

3  The Fund inherited a short-term capital loss carryover of $922,717 and a long-term capital loss carryover of $3,566,005 as a result of the reorganization with the Capital Income Fund (Note 11), which are included in the totals. These capital loss carryovers are further subject to an annual limitation of $171,228 pursuant to Section 382.

As of and during the year ended June 30, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended June 30, 2021, the Funds did not incur any interest or penalties. The tax years ended June 30, 2018 through June 30, 2021 remain open and subject to examination by tax jurisdictions.

NOTE 5.

Capital Share Transactions. Transactions in capital shares for each class were as follows:

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2021
Diversified Value Fund
Class I	388,515	$9,134,799	47,787	$945,231	(919,488)	$(18,376,345)	(483,186)	$(8,296,315)
Class A	309,619	7,601,562	10,034	199,372	(209,895)	(4,296,478)	109,758	3,504,456
Class C	4,993	113,057	395	7,851	(30,013)	(617,450)	(24,625)	(496,542)
Total net increase (decrease)	703,127	16,849,418	58,216	1,152,454	(1,159,396)	(23,290,273)	(398,053)	(5,288,401)
Large Cap Value Fund
Class I	1,630,439	58,814,186	108,040	3,746,815	(4,570,468)	(153,030,901)	(2,831,989)	(90,469,900)
Class A	547,262	17,191,830	26,192	904,152	(1,365,291)	(46,254,599)	(791,837)	(28,158,617)
Class C	30,782	1,239,736	429	14,725	(220,060)	(6,389,890)	(188,849)	(5,135,429)
Class Z	145,638	5,398,783	4,508	156,287	(109,767)	(3,637,239)	40,379	1,917,831
Total net increase (decrease)	2,354,121	82,644,535	139,169	4,821,979	(6,265,586)	(209,312,629)	(3,772,296)	(121,846,115)
Mid-Cap Value Fund
Class I	2,034,241	74,003,540	150,488	4,765,946	(4,130,991)	(126,048,480)	(1,946,262)	(47,278,994)
Class A	512,685	18,014,959	34,687	1,081,182	(961,777)	(30,369,369)	(414,405)	(11,273,228)
Class C	41,054	1,310,259	5,405	145,947	(258,433)	(6,510,643)	(211,974)	(5,054,437)
Class Z	188,321	5,245,488	13,604	430,698	(377,921)	(11,518,930)	(175,996)	(5,842,744)
Total net increase (decrease)	2,776,301	98,574,246	204,184	6,423,773	(5,729,122)	(174,447,422)	(2,748,637)	(69,449,403)
Small Cap Value Fund
Class I	2,213,459	122,660,692	24,995	1,324,472	(3,534,703)	(185,550,995)	(1,296,249)	(61,565,831)
Class A	115,015	5,964,674	2,421	127,797	(288,290)	(15,111,244)	(170,854)	(9,018,773)
Class C	4,424	205,247	121	5,147	(83,097)	(3,308,200)	(78,552)	(3,097,806)
Class Z	51,443	2,367,616	1,634	86,524	(74,867)	(3,718,701)	(21,790)	(1,264,561)
Total net increase (decrease)	2,384,341	131,198,229	29,171	1,543,940	(3,980,957)	(207,689,140)	(1,567,445)	(74,946,971)

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2021
Small Cap Diversified Value Fund
Class I	17,925,513	$207,063,514	215,613	$2,313,526	(5,783,195)	$(68,151,190)	12,357,931	$141,225,850
Class A	1,276,079	16,656,640	1,757	18,763	(850,723)	(10,840,534)	427,113	5,834,869
Class Z	82,187	796,426	632	6,779	(3,048)	(37,947)	79,771	765,258
Total net increase (decrease)	19,283,779	224,516,580	218,002	2,339,068	(6,636,966)	(79,029,671)	12,864,815	147,825,977
Global Value Fund
Class I	115,647	1,428,513	35,157	415,199	(461,494)	(4,924,372)	(310,690)	(3,080,660)
Class A	99,368	1,276,822	230	2,722	(15,454)	(213,257)	84,144	1,066,287
Total net increase (decrease)	215,015	2,705,335	35,387	417,921	(476,948)	(5,137,629)	(226,546)	(2,014,373)
International Value Fund
Class I	—	—	3,029	30,073	(31,047)	(380,637)	(28,018)	(350,564)
Total net increase (decrease)	—	—	3,029	30,073	(31,047)	(380,637)	(28,018)	(350,564)
International Small Cap Diversified Value Fund
Class I	439,500	4,395,000	9,711	120,245	—	—	449,211	4,515,245
Total net increase	439,500	4,395,000	9,711	120,245	—	—	449,211	4,515,245
Value Opportunities Fund
Class I	4,392,877	136,803,581	137,703	4,054,081	(11,859,433)	(304,077,970)	(7,328,853)	(163,220,308)
Class A	553,432	16,561,166	44,459	1,311,078	(1,558,031)	(47,688,345)	(960,140)	(29,816,101)
Class C	68,900	2,124,274	18,303	496,749	(589,010)	(15,299,430)	(501,807)	(12,678,407)
Class Z	482,089	11,850,275	31,409	924,361	(57,415)	(1,889,718)	456,083	10,884,918
Total net increase (decrease)	5,497,298	167,339,296	231,874	6,786,269	(14,063,889)	(368,955,463)	(8,334,717)	(194,829,898)
High Yield Fund
Class I	26,682,118	295,880,004	3,585,419	39,484,060	(51,926,052)	(568,277,147)	(21,658,515)	(232,913,083)
Class A	1,308,362	14,322,042	151,389	1,652,147	(2,343,278)	(25,304,609)	(883,527)	(9,330,420)
Class C	20,286	221,602	7,151	78,592	(128,763)	(1,418,010)	(101,326)	(1,117,816)
Class Z	4,297,840	47,212,468	994,609	10,912,278	(38,336,219)	(418,337,701)[1]	(33,043,770)	(360,212,955)
Total net increase (decrease)	32,308,606	357,636,116	4,738,568	52,127,077	(92,734,312)	(1,013,337,467)	(55,687,138)	(603,574,274)
Year Ended June 30, 2020
Diversified Value Fund
Class I	219,763	$3,303,517	53,943	$1,075,088	(595,710)	$(10,078,615)	(322,004)	$(5,700,010)
Class A	54,755	906,556	11,172	223,673	(328,804)	(5,481,062)	(262,877)	(4,350,833)
Class C	324	6,251	496	9,899	(44,710)	(755,936)	(43,890)	(739,786)
Total net increase (decrease)	274,842	4,216,324	65,611	1,308,660	(969,224)	(16,315,613)	(628,771)	(10,790,629)
Large Cap Value Fund
Class I	6,121,896	161,782,994	158,415	5,563,526	(7,402,924)	(208,291,964)	(1,122,613)	(40,945,444)
Class A (Note 10)	2,372,019	68,849,583	35,625	1,246,516	(1,663,508)	(50,892,812)	744,136	19,203,287
Class C	20,111	578,041	1,905	65,888	(116,395)	(3,366,356)	(94,379)	(2,722,427)
Class R (Note 10)	3,653	116,790	—	—	(159,160)	(5,081,991)	(155,507)	(4,965,201)
Class Z	332,798	11,697,458	26	901	(73,926)	(2,029,700)	258,898	9,668,659
Total net increase (decrease)	8,850,477	243,024,866	195,971	6,876,831	(9,415,913)	(269,662,823)	(369,465)	(19,761,126)

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2020
Mid-Cap Value Fund
Class I	4,011,085	$108,674,041	384,208	$12,359,978	(26,829,755)	$(815,689,250)	(22,434,462)	$(694,655,231)
Class A (Note 10)	832,752	22,329,973	29,051	921,797	(2,492,169)	(69,240,956)	(1,630,366)	(45,989,186)
Class C	29,287	663,965	776	21,420	(458,183)	(10,762,109)	(428,120)	(10,076,724)
Class R (Note 10)	4,076	126,658	—	—	(128,982)	(3,653,136)	(124,906)	(3,526,478)
Class Z	8,256,491	260,030,548	28	908	(7,538,961)	(135,797,451)	717,558	124,234,005
Total net increase (decrease)	13,133,691	391,825,185	414,063	13,304,103	(37,448,050)	(1,035,142,902)	(23,900,296)	(630,013,614)
Small Cap Value Fund
Class I	2,738,088	118,758,335	319,026	17,010,444	(6,873,140)	(334,008,550)	(3,816,026)	(198,239,771)
Class A	202,719	8,073,450	21,584	1,146,521	(374,947)	(17,127,091)	(150,644)	(7,907,120)
Class C	4,828	186,913	5,383	230,191	(69,099)	(2,605,952)	(58,888)	(2,188,848)
Class Z	2,998,049	153,655,991	48	2,581	(2,827,002)	(87,972,042)	171,095	65,686,530
Total net increase (decrease)	5,943,684	280,674,689	346,041	18,389,737	(10,144,188)	(441,713,635)	(3,854,463)	(142,649,209)
Small Cap Diversified Value Fund
Class I	15,343,798	128,242,330	101,881	1,088,093	(6,698,417)	(54,802,963)	8,747,262	74,527,460
Class A	113,996	1,129,591	1,352	14,382	(206,106)	(1,707,933)	(90,758)	(563,960)
Class Z	4,990	50,000	45	478	—	—	5,035	50,478
Total net increase (decrease)	15,462,784	129,421,921	103,278	1,102,953	(6,904,523)	(56,510,896)	8,661,539	74,013,978
Global Value Fund
Class I	291,427	3,089,686	77,760	936,235	(1,005,051)	(9,516,983)	(635,864)	(5,491,062)
Class A	20,589	164,431	354	4,267	(22,803)	(238,626)	(1,860)	(69,928)
Total net increase (decrease)	312,016	3,254,117	78,114	940,502	(1,027,854)	(9,755,609)	(637,724)	(5,560,990)
International Value Fund
Class I	—	—	8,159	83,874	—	—	8,159	83,874
Total net increase	—	—	8,159	83,874	—	—	8,159	83,874
Value Opportunities Fund
Class I	6,696,114	159,977,949	346,569	9,884,142	(10,231,315)	(231,108,023)	(3,188,632)	(61,245,932)
Class A	715,935	17,569,480	64,990	1,860,010	(2,256,535)	(55,301,193)	(1,475,610)	(35,871,703)
Class C	91,401	2,292,348	20,419	540,288	(633,385)	(14,705,190)	(521,565)	(11,872,554)
Class Z	699,411	19,436,623	17,121	488,112	—	—	716,532	19,924,735
Total net increase (decrease)	8,202,861	199,276,400	449,099	12,772,552	(13,121,235)	(301,114,406)	(4,469,275)	(89,065,454)
High Yield Fund
Class I (Note 11)	48,453,586[2]	520,235,470[2]	7,142,683	78,723,168	(116,041,306)	(1,272,201,377)[3]	(60,445,037)	(673,242,739)
Class A (Note 11)	2,266,609[2]	23,886,442[2]	767,425	8,630,615	(24,833,310)	(280,107,700)[3]	(21,799,276)	(247,590,643)
Class C	21,977	247,558	10,954	119,602	(86,803)	(970,751)	(53,872)	(603,591)
Class Z	53,514,139	606,717,088	1,561,294	16,310,999	(38,114,641)	(390,872,098)[3]	16,960,792	232,155,989
Total net increase (decrease)	104,256,311	1,151,086,558	9,482,356	103,784,384	(179,076,060)	(1,944,151,926)	(65,337,393)	(689,280,984)

1  Includes in-kind redemptions which resulted in a realized loss of $(11,634,796).

2  Included within sales are shares issued in connection with the reorganization for Class I of 686,606 and amount of $7,072,381 and for Class A of 788,458 and amount of $8,047,794.

3  Net of redemption fees of $16,456 for Class I, $3,201 for Class A and $4,748 for Class Z. Effective September 30, 2019, the redemption fee was removed.

NOTE 6.

Investments in Affiliated Issuers. An issuer in which a Fund's holdings represent 5% or more of the outstanding voting securities of the issuer is an "affiliated" issuer as defined in the 1940 Act. A schedule of each Fund's investments in securities of affiliated issuers held during the year ended June 30, 2021, is set forth below:

Small Cap Value Fund

Issuer Name	Value at June 30, 2020	Purchases	Sales	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation/ Depreciation	Value at June 30, 2021	Dividends	Shares Held at June 30, 2021
Hudson Global, Inc.	$1,768,900	$—	$(145,746)	$(1,862,838)	$3,615,261	$3,375,577	$—	192,560
Noranda Aluminum Holding Corp.	3,041	—	—	—	36,974	40,015	—	800,300
	$1,771,941	$—	$(145,746)	$(1,862,838)	$3,652,235	$3,415,592	$—

Value Opportunities Fund

Issuer Name	Value at June 30, 2020	Purchases	Sales	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation/ Depreciation	Value at June 30, 2021	Dividends	Shares Held at June 30, 2021
Iracore Investments Holdings, Inc.	$9,564,166	$—	$—	$—	$2,497,791	$12,061,957	$770,959	32,422
Motors Liquidation Company GUC Trust+	2,450,881	—	(3,339,050)	3,161,898	(2,273,729)	—	—	—
	$12,015,047	$—	$(3,339,050)	$3,161,898	$224,062	$12,061,957	$770,959

+ Issuer was not an affiliate as of June 30, 2021.

High Yield Fund

Issuer Name	Value at June 30, 2020	Purchases		Sales	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation/ Depreciation	Value at June 30, 2021	Dividends	Shares Held at June 30, 2021
American Zinc Recycling Corp.	$25,790,712	$—		$—	$(7)	$7,334,606	$33,125,311	$—	116,127
Iracore Investments Holdings, Inc.	6,596,271	—		—	—	1,722,692	8,318,963	531,720	22,361
Lonestar Resources US, Inc.	—	1,313,734	*	(646,531)	459,962	4,427,372	5,554,537	—	541,906
PetroQuest Energy, Inc.	0	0	*	—	—	—	0	—	8,969,064
RA Parent, Inc.	8,203,359	—		—	(7)	4,599,172	12,802,524	—	291
	$40,590,342	$1,313,734		$(646,531)	$459,948	$18,083,842	$59,801,335	$531,720

* Purchases reflect conversion from corporate bond to common stock.

NOTE 7.

Securities Lending. Effective December 2007, the Funds entered into a securities lending arrangement with Brown Brothers Harriman & Co. (the "Custodian"). Under the securities lending agreement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned plus accrued interest. The total market value of securities on loan for each Fund is disclosed on the Schedule of Investments. The cash collateral is invested in short-term instruments as noted on the Schedule of Investments. The contractual maturity of the cash collateral received under the securities lending agreement is classified as overnight and continuous. Income earned from these investments is included in "Securities on loan, net" on the Statements of Operations and is allocated to each Fund based on each Fund's proportion of the total cash collateral received. Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, the Custodian has agreed to indemnify the Funds from losses resulting from a borrower's failure to return a loaned security. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received.

A portion of the income generated by the investment of the collateral, net of any rebates paid by the Custodian to borrowers, is remitted to the Custodian as lending agent, and the remainder is paid to the applicable Fund.

NOTE 8.

Commitments and Contingencies. Under the Trust's organizational documents and indemnification agreements between each independent Trustee and the Trust, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

Bridge loan commitments may obligate a Fund to furnish temporary financing to a borrower until permanent financing can be arranged. At June 30, 2021, the Funds did not have any outstanding bridge loan commitments.

Unfunded loan commitments are contractual obligations for funding to a borrower. At June 30, 2021, the High Yield Fund had an outstanding unfunded loan commitment of $622,645.

NOTE 9.

Risk Factors. Investing in a Fund may involve certain risks including, but not limited to, those described below.

Lower rated debt securities generally have higher rates of interest and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

The prices of, and the income generated by, most debt securities held by a Fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in a Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, "call" or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities.

The United Kingdom's Financial Conduct Authority ("FCA") has announced plans to discontinue supporting LIBOR and transition away from LIBOR by the end of 2021. There is the risk that the transition away from LIBOR to alternative interest rate benchmarks is not orderly, occurs over various time periods or has unintended consequences. However, subsequent announcements by the FCA, the LIBOR administrator and other regulators indicate that it is possible that certain LIBOR tenors may continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Funds or on certain instruments in which the Funds invest are not known. Alternative reference rates, such as the Secured Overnight Financing Rate ("SOFR"), which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR, have been implemented for some instruments. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Funds.

Certain Funds may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country.

The Funds are subject to management risk because each Fund is an actively managed investment portfolio. Consequently, the Funds are subject to the risks that the methods and analysis employed by the Advisor may not produce the desired results and result in losses to the Funds.

The prices of, and the income generated by, the common stocks and other equity securities held by a Fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and changed consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could further adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could impair the Funds' ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Funds' service providers, adversely affect the value and liquidity of the Funds' investments, and negatively impact the Funds' performance, and overall prevent the Funds from implementing their investment strategies and achieving their investment objectives.

Certain funds, accounts, individuals or affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund's shares. Redemptions by these entities of their holdings in the Fund may impact the Fund's liquidity and net asset value ("NAV"). These redemptions may also force the Fund to sell securities.

NOTE 10.

Class R Shares. The Board approved closing the Class R shares of the Large Cap Value Fund and Mid-Cap Value Fund and converting Class R shares to Class A shares of each respective Fund effective on August 29, 2019 (the "Conversion"). The Conversion was accomplished by a tax-free exchange of Class R shares for Class A shares in the following amounts and at the following conversion ratios:

	Class R Prior to Conversion
	Dollars	Shares	Conversion Ratio	Class A Shares
Large Cap Value	$4,553,437	143,415	1.010825	144,968
Mid-Cap Value	3,425,121	121,286	1.000354	121,329

NOTE 11.

Reorganization. As of the close of business on June 26, 2020, the High Yield Fund (the "Acquiring Fund") acquired the net assets of the Capital Income Fund (the "Acquired Fund") in exchange for shares of the Acquiring Fund pursuant to an Agreement and Plan of Reorganization approved by the Board. The reorganization qualified as a tax-free reorganization for federal income tax purposes and, accordingly, shareholders of the Acquired Fund will not recognize any gain or loss for federal income tax purposes as a direct result of the reorganization. Prior to the closing of reorganization, the Acquired Fund distributed all of its net investment income and net capital gains, if any. All or a portion of such distribution may be taxable to the Acquired Fund's shareholders for federal income tax purposes.

Investments

The cost, fair value and net unrealized appreciation/depreciation of the investments of the Acquired Fund as of the date of the reorganization were as follows:

Capital Income Fund
Investments, at value	$7,101,374
Cost of investments	9,002,107
Net unrealized appreciation/depreciation	(1,900,733)
Capital loss carryovers available for potential utilization	4,488,722

For financial reporting purposes, assets received and shares issued by the Acquiring Fund (listed below) were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The investments received by the Acquiring Fund were excluded from the portfolio turnover rate calculation.

Share Transactions

The net assets, shares outstanding and NAV per share immediately prior to and after the reorganization were as follows:

	Net Assets	Shares Outstanding	NAV per Share
Acquired Fund — Prior to the Reorganization
Class I	$7,072,381	750,568	$9.4227
Class A	8,047,794	816,157	9.8606
Acquiring Fund — Prior to the Reorganization
Class I	976,740,795	94,824,693	10.3005
Class A	35,823,149	3,509,668	10.2070
Acquiring Fund — After the Reorganization
Class I	983,813,176	95,511,299	10.3005
Class A	43,870,943	4,298,126	10.2070

Pro Forma Results of Operations

Assuming the reorganization had been completed on July 1, 2019, the beginning of the Acquiring Fund's fiscal year in which the reorganization took place, the pro forma results of operations for the year ended June 30, 2020, are as follows:

High Yield Fund
Net investment income	$129,237,856
Net realized and unrealized gains (losses)	(301,016,780)
Net decrease in net assets resulting from operations	$(171,778,924)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund's Statement of Operations since the reorganization was consummated.

NOTE 12.

New Accounting Pronouncements. In March 2020, FASB issued ASU No. 2020-04, Reference Rate Reform. The amendments in ASU No. 2020-04 provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. In January 2021, the FASB issued ASU No. 2021-01, which clarifies that certain provisions in Topic 848, if elected by an entity, apply to derivative instruments that use an interest rate for margining, discounting, or contract price alignment that is modified as a result of reference rate reform. The ASUs are effective for all entities as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact of the optional guidance on the Funds' financial statements and disclosures. The Funds did not utilize the optional expedients and exceptions provided by ASU No. 2020-04 and ASU No. 2021-01 during the year ended June 30, 2021.

NOTE 13.

Subsequent Events. On July 7, 2021, Foreside Financial Group, LLC ("Foreside"), the parent company of Quasar, announced that it had entered into a definitive purchase and sale agreement with Genstar Capital ("Genstar") such that Genstar would acquire a majority stake in Foreside. The transaction is expected to close at the end of the third quarter of 2021. On August 17, 2021, the Board approved Quasar to remain as the Funds' distributor at the close of the transaction.

Effective August 27, 2021, the Board approved an amendment to the Operating Expense Limitation Agreement, reducing the annual cap on expenses as noted below.

	Mid-Cap Value	Small Cap Value	Value Opportunities
Annual cap on expenses — Class I	1.05%	1.15%	1.15%
Annual cap on expenses — Class A	1.30%	1.40%	1.40%
Annual cap on expenses — Class C	2.05%	2.15%	2.15%
Annual cap on expenses — Class Z	1.05%	1.15%	1.15%

Management has evaluated subsequent events in the preparation of the Funds' financial statements and has determined that there are no additional events that require recognition or disclosure in the financial statements.

NOTE 14.(UNAUDITED)

Federal Tax Disclosure. The Funds designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended June 30, 2021.

For the year ended June 30, 2021, the following percentages of ordinary distributions paid qualify for the dividend received deduction available to corporate shareholders: Diversified Value Fund — 100.00%, Large Cap Value Fund — 100.00%, Mid-Cap Value Fund — 100.00%, Small Cap Value Fund — 100.00%, Small Cap Diversified Value Fund — 80.50%, Global Value Fund — 76.29%, International Value Fund — 2.30%, International Small Cap Diversified Value Fund — 0.00%, Value Opportunities Fund — 76.42%, High Yield Fund — 0.00%.

For the year ended June 30, 2021, the following percentages of ordinary distributions paid are designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003: Diversified Value Fund — 100.00%, Large Cap Value Fund — 100.00%, Mid-Cap Value Fund — 100.00%, Small Cap Value Fund — 100.00%, Small Cap Diversified Value Fund — 82.89%, Global Value Fund — 100.00%, International Value Fund — 100.00%, International Small Cap Diversified Value Fund — 13.88%, Value Opportunities Fund — 96.49%, High Yield Fund — 0.00%. Shareholders should consult their tax advisors.

For the year ended June 30, 2021, the International Value Fund and International Small Cap Diversified Value Fund earned foreign source income of $65,714 and $184,037, respectively, and paid foreign taxes of $4,299 and $21,129, respectively, which each Fund intends to pass through to shareholders pursuant to Section 853 of the Internal Revenue Code.

Additional Information Applicable to Foreign Shareholders Only. For the year ended June 30, 2021, the Funds designate the following percentages of ordinary distributions paid as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c): Diversified Value Fund — 0.00%, Large Cap Value Fund — 0.00%, Mid-Cap Value Fund — 1.14%, Small Cap Value Fund — 1.07%, Small Cap Diversified Value Fund — 0.00%, Global Value Fund — 1.06%, International Value Fund — 0.00%, International Small Cap Diversified Value Fund — 0.00%, Value Opportunities Fund — 28.93%, High Yield Fund — 91.72%.

For the year ended June 30, 2021, the following percentages of ordinary income distributions paid are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c): Diversified Value Fund — 0.00%, Large Cap Value Fund — 0.00%, Mid-Cap Value Fund — 0.00%, Small Cap Value Fund — 0.00%, Small Cap Diversified Value Fund — 0.00%, Global Value Fund — 0.00%, International Value Fund — 0.00%, International Small Cap Diversified Value Fund — 71.80%, Value Opportunities Fund — 0.00%, High Yield Fund — 0.00%.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
of Hotchkis & Wiley Funds

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets & liabilities of Hotchkis & Wiley Funds (the "Funds") comprising the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, International Small Cap Diversified Value Fund, Value Opportunities Fund, and High Yield Fund, including the schedules of investments, as of June 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, except International Small Cap Diversified Value Fund, the related statement of operations, changes in net assets, and financial highlights for the period from June 30, 2020 (commencement of operations) through June 30, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting Hotchkis & Wiley Funds, except International Small Cap Diversified Value Fund, as of June 30, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of International Small Cap Diversified Value Fund as of June 30, 2021; the results of its operations, changes in net assets, and financial highlights for the period from June 30, 2020 (commencement of operations) through June 30, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Los Angeles, California
August 23, 2021

We have served as the auditor of one or more Hotchkis & Wiley Funds investment companies since 2012.

Fund Expense Examples (Unaudited)

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs such as initial sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period (January 1, 2021 – June 30, 2021).

The table below illustrates the Funds' costs in two ways:

Based on actual fund returns. This section provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Based on hypothetical 5% yearly returns. This section provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Based on Actual Fund Returns			Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 1/1/21	Ending Account Value 6/30/21	Expenses Paid During Period* 1/1/21 - 6/30/21	Beginning Account Value 1/1/21	Ending Account Value 6/30/21	Expenses Paid During Period* 1/1/21 - 6/30/21	Annualized Expense Ratio
Diversified Value Fund
Class I	$1,000.00	$1,269.10	$4.50	$1,000.00	$1,020.83	$4.01	0.80%
Class A	1,000.00	1,267.20	5.90	1,000.00	1,019.59	5.26	1.05
Class C	1,000.00	1,263.00	10.10	1,000.00	1,015.87	9.00	1.80
Large Cap Value Fund
Class I	1,000.00	1,246.10	5.29	1,000.00	1,020.08	4.76	0.95
Class A	1,000.00	1,244.70	6.51	1,000.00	1,018.99	5.86	1.17
Class C	1,000.00	1,240.00	10.66	1,000.00	1,015.27	9.59	1.92
Class Z	1,000.00	1,246.80	4.68	1,000.00	1,020.63	4.21	0.84
Mid-Cap Value Fund
Class I	1,000.00	1,310.70	5.67	1,000.00	1,019.89	4.96	0.99
Class A	1,000.00	1,309.40	6.81	1,000.00	1,018.89	5.96	1.19
Class C	1,000.00	1,304.20	11.25	1,000.00	1,015.03	9.84	1.97
Class Z	1,000.00	1,311.70	4.87	1,000.00	1,020.58	4.26	0.85
Small Cap Value Fund
Class I	1,000.00	1,284.30	6.06	1,000.00	1,019.49	5.36	1.07
Class A	1,000.00	1,283.20	7.02	1,000.00	1,018.65	6.21	1.24
Class C	1,000.00	1,278.40	11.13	1,000.00	1,015.03	9.84	1.97
Class Z	1,000.00	1,285.50	4.87	1,000.00	1,020.53	4.31	0.86
Small Cap Diversified Value Fund
Class I	1,000.00	1,295.40	4.55	1,000.00	1,020.83	4.01	0.80
Class A	1,000.00	1,294.00	5.97	1,000.00	1,019.59	5.26	1.05
Class Z	1,000.00	1,296.60	4.33	1,000.00	1,021.03	3.81	0.76
Global Value Fund
Class I	1,000.00	1,213.40	5.21	1,000.00	1,020.08	4.76	0.95
Class A	1,000.00	1,212.60	6.58	1,000.00	1,018.84	6.01	1.20

Fund Expense Examples (Unaudited)

	Based on Actual Fund Returns			Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 1/1/21	Ending Account Value 6/30/21	Expenses Paid During Period* 1/1/21 - 6/30/21	Beginning Account Value 1/1/21	Ending Account Value 6/30/21	Expenses Paid During Period* 1/1/21 - 6/30/21	Annualized Expense Ratio
International Value Fund
Class I	$1,000.00	$1,156.90	$5.08	$1,000.00	$1,020.08	$4.76	0.95%
International Small Cap Diversified Value Fund
Class I	1,000.00	1,152.30	5.28	1,000.00	1,019.89	4.96	0.99
Value Opportunities Fund
Class I	1,000.00	1,257.30	5.15	1,000.00	1,020.23	4.61	0.92
Class A	1,000.00	1,255.20	6.77	1,000.00	1,018.79	6.06	1.21
Class C	1,000.00	1,250.80	10.66	1,000.00	1,015.32	9.54	1.91
Class Z	1,000.00	1,257.70	4.70	1,000.00	1,020.63	4.21	0.84
High Yield Fund
Class I	1,000.00	1,049.00	3.56	1,000.00	1,021.32	3.51	0.70
Class A	1,000.00	1,048.30	4.62	1,000.00	1,020.28	4.56	0.91
Class C	1,000.00	1,044.00	8.41	1,000.00	1,016.56	8.30	1.66
Class Z	1,000.00	1,049.60	3.05	1,000.00	1,021.82	3.01	0.60

* Expenses are equal to the Funds' annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by the number of days in the most recent fiscal year (365).

Board Considerations In Approving Continuation of Investment Advisory Agreements

Background and Approval Process. Hotchkis and Wiley Capital Management, LLC (the "Advisor") serves as investment adviser to the Hotchkis and Wiley Diversified Value Fund, the Hotchkis and Wiley Large Cap Value Fund, the Hotchkis and Wiley Mid-Cap Value Fund, the Hotchkis and Wiley Small Cap Value Fund, the Hotchkis and Wiley Small Cap Diversified Value Fund, the Hotchkis and Wiley Global Value Fund, the Hotchkis and Wiley International Value Fund, the Hotchkis and Wiley International Small Cap Diversified Value Fund, the Hotchkis and Wiley Value Opportunities Fund and the Hotchkis and Wiley High Yield Fund (each a "Fund" and collectively, the "Funds") pursuant to separate investment advisory agreements (the "Advisory Agreements") with the Hotchkis and Wiley Funds (the "Trust"). The Advisory Agreements were initially approved by the Board of Trustees at the inception of each Fund and continue thereafter if approved annually by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Independent Trustees"). The Advisory Agreements for each Fund were renewed by the Board at a meeting held in May 2021.

As part of the annual contract review process, the Independent Trustees, through their independent legal counsel, requested and received extensive materials, including information relating to: (i) the nature, extent and quality of services provided by the Advisor, along with compliance with legal requirements, (ii) short-term and longer-term total return of each Fund relative to its respective peer groups and market indices, (iii) the costs of the services provided and the Advisor's estimated profitability with respect to the management of each Fund, (iv) the extent to which the Advisor has in the past or is likely in the future to experience economies of scale in connection with the investment advisory services it provides to each Fund, (v) the expense ratios of each Fund as compared with the expense ratios of funds in its peer group, and (vi) fall-out benefits to the Advisor and its affiliates from its relationship with the Funds. The Independent Trustees also requested and received information related to the Advisor's processes for measuring, managing and monitoring risk. The Independent Trustees noted that the information provided by the Advisor was thorough and responsive to their requests. The information provided in response to their request was in addition to information received by the Board throughout the year, both in writing and during meetings, regarding the Funds, including Fund performance, expense ratios, portfolio composition and regulatory compliance. The Independent Trustees also met with their independent legal counsel prior to the May 2021 Board meeting to review the materials provided by the Advisor and were advised regarding their fiduciary duties pertaining to renewal of investment advisory contracts and the factors they should consider in evaluating advisory agreements. The Independent Trustees, through their legal counsel, then provided follow-up questions to the Advisor which were addressed by the Advisor.

At the May 2021 Board meeting, representatives of the Advisor discussed the Independent Trustees' questions with the Board and responded to further questions. The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to renew each Advisory Agreement.

In deciding to approve the renewal of each Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. As part of the Board's decision-making process, the Board noted that the Advisor and its predecessors have managed the Funds and their predecessors since their inception, and the Board believes that a long-term relationship with a capable, conscientious investment adviser is in the best interests of the Funds. The Board also considered that shareholders invest in a Fund specifically seeking the Advisor's investment expertise and style. The Board also noted that when shareholders invest in a Fund, they know the advisory fee that is paid by the Fund. In this connection, the Board considered, in particular, that each Fund is managed in accordance with its investment objective and policies as disclosed to shareholders.

The Board reviewed information regarding various services provided by the Advisor to the Funds, including an organizational chart and background information on personnel performing such services. The Board also reviewed each Fund's performance and information regarding the Advisor's investment approach, which is driven by team-oriented, in-depth, fundamental research. The Board considered the depth and quality of the Advisor's investment process, the low turnover rates of the Advisor's key personnel, the overall stability of the Advisor's organization, and the experience, capability and integrity of its senior management. The Board considered the portfolio managers' significant investments in the Funds. The Board reviewed the Trust's compliance program and the resultant compliance by the Funds and the Advisor with legal requirements.

The Board also considered other non-advisory services provided to the Funds, such as the services of Advisor employees as Trust officers and other personnel provided that are necessary for Fund operations. The Board noted that the Advisor organizes Board meetings and the preparation of Board meeting materials, and those Advisor employees serving as Trust officers oversee and manage the other Fund service providers.

Based on their review, the Board concluded that the nature, extent and quality of services provided to each Fund under its Advisory Agreement were satisfactory.

Investment Performance of the Funds and the Advisor. The Board noted that it reviews data on the short-term and longer-term total return of the Funds in connection with each quarterly Board meeting. For the contract review meeting, the Board reviewed a report prepared by the Trust's administrator (the "Report") using information provided by Morningstar, Inc., an independent provider of mutual fund data, that compared the total return of Class I shares of each Fund to that of a group of funds that are similar primarily in terms of investment style (each, a "Peer Group"), for the six-month, one-, three-, five- and ten-year periods, as applicable, ended December 31, 2020 and for the three- and six-month, one-, three-, five- and ten-year periods ended March 31, 2021. The Peer Groups were reviewed and selected by the Advisor based on its criteria to determine an appropriate group of competitor funds. In addition, data regarding performance of the Peer Group funds is provided at each quarterly Board meeting.

The Board noted all of the Funds outperformed the average returns of the respective Peer Groups and primary and secondary (for Funds that have secondary benchmarks) indexes for the three- and six-month periods ended March 31, 2021. The Board considered that given the Advisor's emphasis on a value investing style in managing the Funds' investment portfolios, the good short-term performance was expected in a market environment where the growth style had lost its performance advantage over the value style. The Board also considered that the Diversified Value, Large Cap Value, Mid-Cap

Value, Small Cap Value, Global Value, International Value and High Yield Funds had underperformed the average return of their respective Peer Groups and applicable primary benchmark (and secondary benchmark for applicable Funds) indexes for the three- and five-year periods ended December 31, 2020. The Board considered that the Small Cap Diversified Value Fund and Value Opportunities Fund had underperformed their respective Peer Group and primary and secondary benchmark indexes for the three-year period, outperformed the average return of their respective Peer Group and secondary benchmark and underperformed their respective primary benchmark for the five-year period ended December 31, 2020. The Board also considered that the International Small Cap Diversified Value Fund had been operational only since June 30, 2020. The Board considered that the Advisor had been consistent in its approach to managing portfolios and that they would expect the Funds to underperform in markets where the growth style outperformed the value style.

Fees, Expenses and Profitability. The Board reviewed expense data using information provided by Morningstar, Inc., contained in the Report, including information regarding applicable expense limitations for the Funds' share classes. The Board reviewed data in the Report showing how the Funds' advisory fees and expense ratios (adjusted to deduct 12b-1 expenses for Peer Group funds) compared to those in their respective Peer Groups. The Board also reviewed information provided by the Advisor on advisory fees charged by the Advisor for sub-advisory services it provides to other mutual funds and advisory fees it charges to its separate account clients with investment objectives and policies similar to those of the Funds. The Board considered a list of the many additional functions performed for the Funds that the Advisor does not perform for its separate account and sub-advisory clients and noted it is generally acknowledged that managing mutual funds subjects an investment adviser to more legal and regulatory risk than is the case with separate accounts.

With respect to the advisory fee for each Fund, the Board noted that the Report showed that the Diversified Value, Large Cap Value, Small Cap Diversified Value and Value Opportunities Funds' advisory fees were higher than the median of their respective Peer Groups, that the Small Cap Value, Global Value and International Small Cap Diversified Value Funds' advisory fees were lower than the median of their respective Peer Groups and that the Mid-Cap Value, International Value and High Yield Funds' advisory fees were the same as the median of their respective Peer Groups. The Board noted that the Advisor uses a fundamental research-intensive process. The Board considered the expense caps put in place by the Advisor (as further described below). The Board noted the quality of the Advisor's investment process and concluded that the advisory fee and expense ratios were fair and reasonable for each Fund.

The Board reviewed information concerning the estimated profitability to the Advisor of the Advisory Agreements, including information regarding the methodology for allocating expenses. The Board reviewed data regarding the Advisor's variable expenses and fixed expenses. The Board considered that in 2020, as in recent prior years, the Advisor had absorbed costs above expense caps for certain of the Funds for which it would not be reimbursed. The Board also noted that the annualized expense ratio was above the expense cap for the Diversified Value, Large Cap Value, Small Cap Diversified Value, Global Value, International Value, and High Yield Funds in 2020. The Board noted that the Advisor has agreed to continue the expense caps for the share classes of each Fund through at least August 31, 2022 and that the Advisor had agreed to improve the expense limitations for the Mid-Cap Value Fund's, Small Cap Value Fund's and Value Opportunities Fund's share classes. The Board also recognized that individual fund or product line profitability of other advisers is generally not publicly available, and that profitability may be affected by numerous factors, so that the comparability of profitability among advisory firms is limited. The Board noted the importance of the Advisor's profitability — which is derived solely from investment management fees — in maintaining its entrepreneurial environment in a private, primarily employee-owned structure. They noted that the Advisor's compensation/profit structure facilitates retention of its management and investment professionals. The Board concluded that the level of estimated profitability to the Advisor under the Advisory Agreements was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Board considered information regarding the investment, compliance and client service personnel who have been hired by the Advisor, the Advisor's investment in technology resources and the back-office services outsourced by the Advisor. The Board concluded that the Funds' shareholders share in the additional services, investment in talented employees and technology improvements provided by the Advisor without an increase in advisory fees. The Board also noted that the breakpoints in the Diversified Value, Large Cap Value and Mid-Cap Value Funds' advisory fee schedules can enable shareholders to share in economies of scale.

Indirect Benefits to the Advisor from its Relationship to the Funds. The Board considered information regarding any indirect benefits to the Advisor that could be identified from its relationship to the Funds. In particular, the Board considered that the Advisor has the ability to use commission sharing arrangements that allow the Advisor to pay for third-party research with the equity Funds' soft dollars. The Board considered that the bundled research services and the use of commission sharing arrangements provides valuable information or service to the investment research process, which benefits the Funds (as well as the Advisor who uses (or can use) the research for the benefit of the Advisor's other clients). The Board noted that the ability to use the Funds' soft dollars to obtain third-party research is a fallout benefit to the Advisor.

* * * *

Based on their review, including their consideration of each of the factors referred to above, the Board, including all of the Independent Trustees, concluded that the terms of each Advisory Agreement are fair and reasonable and that the renewal of each Advisory Agreement is in the best interests of each Fund.

Statement Regarding Liquidity Risk Management Program

Consistent with Rule 22e-4 under the Investment Company Act of 1940, the Funds have established a liquidity risk management program to govern their approach to managing liquidity risk, i.e., the risk that a Fund could not meet redemption requests without significant dilution of remaining investors' interests in the Fund (the "Program"). The Program is overseen by the Liquidity Risk Management Committee (the "Committee"), a committee comprised of representatives of Hotchkis & Wiley Capital Management, LLC, the Funds' investment adviser. The Funds' Board of Trustees ("Board") has approved the designation of the Committee to oversee the Program. The Program's principal objectives include supporting each Fund's compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations timely. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund's liquidity and the periodic classification and re-classification of a Fund's investments into groupings that reflect the Committee's assessment of their relative liquidity under current market conditions. At a meeting of the Board on May 18, 2021, the Committee provided a written report to the Board addressing the operation, adequacy, and effectiveness of implementation of the Program for the period of April 1, 2020 through March 31, 2021 (the "Review Period").

During the Review Period, there were no liquidity events that impacted the Funds or their respective ability to timely meet redemptions without dilution to existing shareholders, no Fund breached the 15% limit on illiquid investments, and no material changes were made to the Program. The report concluded that the process for classifying the Funds' portfolio investments is working effectively, each Fund primarily holds assets that are highly liquid, each Fund's liquidity risk is low and the liquidity of each Fund is sufficient to meet anticipated redemptions. The Committee determined, and reported to the Board, that the Program had been implemented and operated in an adequate and effective manner.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Funds' Prospectus or Statement of Additional Information for more information regarding a Fund's exposure to liquidity risk and other principal risks to which an investment in a Fund may be subject.

Management (Unaudited)

INDEPENDENT TRUSTEES

Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Randall H. Breitenbach (born 1960)	Trustee Chairman	Since 2001 Since 2018

Founder, Chief Executive Officer and Chairman of Bridge Energy LLC (2017 — present); Chairman Emeritus of Stanford University PIC Endowment (1999 — present); Formerly, Founder, Chief Executive Officer and Chairman of Pacific Coast Energy Company, LP (1988 — 2019); Founder, Chief Executive Officer and Chairman of BreitBurn Energy Company (1988 — 2012).

				Ten	BreitBurn Energy Partners, L.P.; Pacific Coast Energy Company, LP
Alejandra C. Edwards, Ph.D. (born 1954)	Trustee(a)	Since 2007

President of Chilean Association of Pension Fund Administrators (2021 — present); Member of Queens Care's Investment Committee (2017 — present); Formerly, California State University — Long Beach: Professor of Economics (1994 – 2015).

				Ten	None
Marcy Elkind, Ph.D. (born 1947)	Trustee Vice Chair	Since 2005 Since 2018	President, Elkind Economics, Inc. (1980 — present).	Ten	None
Robert Fitzgerald (born 1952)	Trustee(b)	Since 2005	Retired. Formerly, Chief Financial Officer of National Retirement Partners, Inc. (2005 — 2007); Executive Vice President and Chief Financial Officer of PIMCO Advisors L.P. (1995 — 2001).	Ten	Independent Trustee, Brandes Investment Trust (7 portfolios)
H. Thomas Hicks (born 1950)	Trustee(c)	Since 2017	Retired. Formerly, Chief Financial Officer, URS Corporation (2005 — 2015).	Ten	Aptim Corp.

*  Each Independent Trustee serves until his or her successor is elected and qualified or until his or her death or resignation or removal as provided in the Trust's Agreement and Declaration of Trust.

(a)  Chair of the Nominating and Governance Committee.

(b)  Chair of the Audit Committee.

(c)  Vice Chair of the Audit Committee.

INTERESTED TRUSTEE

Name and Year of Birth	Position Held with the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
George H. Davis, Jr.* (born 1961)	Trustee	Since 2007	Chief Executive Officer and Portfolio Manager of Hotchkis & Wiley Capital Management, LLC (the "Advisor") (2001 — present).	Ten	None

*  Mr. Davis is an "interested person," as defined in the 1940 Act, of the Trust based on his position as Chief Executive Officer and Portfolio Manager of the Advisor.

**  As Trustee, Mr. Davis serves until his successor is elected and qualified or until his death or resignation or removal as provided in the Trust's Agreement and Declaration of Trust.

OFFICERS

Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Anna Marie Lopez (born 1967)	President	Since 2007	Chief Operating Officer of the Advisor (2007 — present).
Mark McMahon (born 1968)	Vice President and Secretary	Since 2006	Managing Director, Mutual Fund Operations of the Advisor (2006 — present).
James Menvielle (born 1972)	Vice President and Treasurer	Since 2007	Chief Financial Officer of the Advisor (2006 — present).
Stacey Gillespie (born 1974)	Chief Compliance Officer	Since 2021	Director and Chief Compliance Officer of Cipperman Compliance Services (2015 — present).

*  Each officer is appointed by and serves at the pleasure of the Board of Trustees of the Trust.

The Statement of Additional Information includes additional information about the Trust's Trustees and officers, and is available without charge upon request by calling the transfer agent at 1-866-HW-FUNDS (1-866-493-8637). The address for all Trustees and officers of the Trust, except Stacey Gillespie, is c/o Hotchkis & Wiley Capital Management, LLC, 601 South Figueroa Street, 39th Floor, Los Angeles, CA 90017, attention: Trust Secretary. The address for Stacey Gillespie is c/o Cipperman Compliance Services, 480 East Swedesford Road, Suite 220, Wayne, PA 19087.

Information about the Funds

ADVISOR

Hotchkis & Wiley Capital Management, LLC
601 South Figueroa Street, 39th Floor
Los Angeles, California 90017

LEGAL COUNSEL

Vedder Price P.C.
222 North LaSalle Street, Suite 2600
Chicago, Illinois 60601

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
555 West 5th Street, Suite 2700
Los Angeles, California 90013

DISTRIBUTOR

Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

CUSTODIAN

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110

This report is for the information of shareholders of the Hotchkis & Wiley Funds, but may also be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Funds.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is included in the Statement of Additional Information, which is available without charge, upon request, by calling 1-866-HW-FUNDS (1-866-493-8637) and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.hwcm.com and on the SEC's website at http://www.sec.gov.

Hotchkis & Wiley Funds files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds' Forms N-PORT are available free of charge on the Funds' website at www.hwcm.com and on the SEC's website at http://www.sec.gov.

601 SOUTH FIGUEROA STREET, 39th Floor
LOS ANGELES, CALIFORNIA 90017-5704
www.hwcm.com
1.866.HW.FUNDS (1.866.493.8637)

CODE #HWF-AR-0621-0821

JUNE 30, 2021

ANNUAL REPORT

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the code of ethics is available without charge, upon request, by calling toll-free at 1-800-796-5606.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees (the “Board”) has determined that Robert Fitzgerald, a member of the registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. The Board believes each member of the Audit Committee contributes significantly to the effective oversight of the registrant’s financial statements and condition.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The principal accountant did not provide any other services. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2021	FYE 6/30/2020
(a) Audit Fees	$209,500	$208,682
(b) Audit-Related Fees	$0	$5,000
(c) Tax Fees	$0	$0
(d) All Other Fees	$0	$0

(e)(1) The registrant’s Audit Committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. The Committee shall pre-approve any engagements of the independent auditors to provide any non-prohibited services to the registrant, including the fees and other compensation to be paid to the independent auditors. The Chairman of the Committee may grant the pre-approval of services to the registrant for non-prohibited services for engagements of less than $5,000. The Committee shall also pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the registrant’s investment adviser, Hotchkis & Wiley Capital Management, LLC (the “Advisor”) (or any “control affiliate” of the Advisor providing ongoing services to the registrant), if the engagement relates directly to the operations and financial reporting of the registrant. The Chairman of the Committee may grant the pre-approval for non-prohibited services to the Advisor for engagements of less than $5,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(e)(2) The percentage of fees billed by Deloitte & Touche LLP (“D&T”) applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2021	FYE 6/30/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) During the last two fiscal years, D&T has served as the auditor to the Advisor and/or affiliates of the Advisor, and has rendered non-audit services to the Advisor and/or affiliates of the Advisor. The non-audit services that D&T provided to the Advisor and/or affiliates of the Advisor in 2021 and 2020 consisted of preparing state and federal tax returns. D&T charged $162,000 and $135,050 for such non-audit services to the Advisor and/or affiliates of the Advisor for 2021 and 2020, respectively. None of the non-audit services provided by D&T to the Advisor and/or affiliates of the Advisor directly related to the operations or financial reporting of the registrant.

(h) The Committee has considered whether the provision of audit and non-audit services that were rendered to the Advisor and any entity controlling, controlled by or under common control with the Advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The identification and recommendation of individuals for Board membership is the responsibility of the Nominating and Governance Committee. Shareholders may submit suggestions for candidates by forwarding their correspondence by U.S. mail or other courier service to the registrant’s Secretary for the attention of the Chair of the Nominating and Governance Committee, 601 South Figueroa Street, 39th Floor, Los Angeles, CA 90017-5704.

Item 11. Controls and Procedures.

(a)	The registrant’s President / Principal Executive Officer and Treasurer / Principal Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Available without charge, upon request, by calling toll-free at 1-800-796-5606.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Hotchkis & Wiley Funds

By (Signature and Title)	/s/ Anna Marie Lopez

Anna Marie Lopez, President / Principal Executive Officer

Date	August 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Anna Marie Lopez

Anna Marie Lopez, President / Principal Executive Officer

Date	August 25, 2021

By (Signature and Title)	/s/ James Menvielle

James Menvielle, Treasurer / Principal Financial Officer

Date	August 25, 2021